As filed with the Securities and Exchange Commission on April 30, 2002
                                                      Registration No. 333-53462


--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                         Post-Effective Amendment No. 1
                                       to
                             Registration Statement
                                       on
                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


                           CONSECO VARIABLE ACCOUNT L
                           (Exact Name of Registrant)


                       CONSECO VARIABLE INSURANCE COMPANY
                       ----------------------------------
                               (Name of Depositor)

            11815 N. Pennsylvania Street, Carmel, Indiana 46032-4572
            --------------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
               --------------------------------------------------
                                 (317) 817-3700

Name and Address of Agent for Service:           Copy to:


David K. Herzog, Esq.                            Mary Jane Wilson-Bilik, Esq.
Executive Vice President, General Counsel        Sutherland Asbill & Brennan LLP
and Secretary                                    1275 Pennsylvania Avenue, N.W.
Conseco Variable Insurance Company               Washington, D.C. 20004-2415
11815 N. Pennsylvania Street
Carmel, Indiana 46032-4572


It  is proposed that this filing will become  effective:
     [ ] Immediately upon filing pursuant to paragraph (b) of Rule 485 |X| On May 1, 2002, pursuant to paragraph (b) of Rule 485
     [ ]  60 days after filing pursuant to paragraph (a) of Rule 485
     [ ]  On ___________ , pursuant to paragraph (a) of Rule 485

                               -------------------

                      Title of securities being registered:
     Units of interest in a separate account under flexible premium variable life insurance policies.

                                                                    CONSECO LOGO



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                         CONSECO VARIABLE UNIVERSAL LIFE
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    ISSUED BY
                       CONSECO VARIABLE INSURANCE COMPANY
                                       AND
                             CONSECO VARIABLE ACCOUNT L

                                   MAY 1, 2002




    This prospectus describes our CONSECO VARIABLE UNIVERSAL LIFE (CVUL) Insurance Policy. This is a flexible premium variable universal life insurance policy with variable investment portfolios and a fixed account. This policy is a contract between you and Conseco Variable Insurance Company (CVIC, us, our, we).


    This policy provides for the payment of the death proceeds to the beneficiary upon the death of the primary insured. The primary insured is the person whose life is insured under the policy and may be the same person as the owner. The death proceeds are usually free of federal income tax for the beneficiary, although estate and other taxes may apply. This policy can be used to create or conserve an estate, for retirement planning, or other insurance needs of individuals and businesses.

    If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or replace your existing life insurance policy with the Policy described in this Prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

    Because this is a flexible premium life insurance policy, you can vary the amount and frequency of your premium payments. The policy provides an accumulation value, surrender rights, loan privileges, optional riders and other features traditionally associated with life insurance. Be sure to consult your policy for further explanation of its terms and conditions, as well as any state-specific provisions and variations that might apply.

    The policy has 59 investment options: a fixed account and 58 subaccounts that invest in the investment portfolios listed below. You can put your money in the fixed account and/or the subaccounts. Your investment in the investment portfolios through the subaccounts is not guaranteed. You could lose your money. Currently, you can have money invested in up to 20 investment options, with a minimum of 5% of the premium invested in each option. In certain states, your contract may not offer a fixed account option.

    Money you direct into the subaccount is subject to market gains and losses, is not guaranteed and you may lose money. Money you direct into the fixed account has a guarantee of principal and earns interest at a rate guaranteed by us. At certain times we may offer enhancements to certain deposits to the fixed account under terms of a separate enhanced dollar cost averaging service agreement.

    The duration of the policy and/or amount of the death benefit may also vary based on the premiums you pay , the investment performance of the underlying portfolios, and charges we deduct. Your policy will terminate before the death of the insured if your policy's cash surrender value is not sufficient to pay the monthly deductions. Your policy contains important provisions to help prevent it from lapsing; however, the period of coverage is not guaranteed. You may need to pay additional premium to keep the policy in force.

Here is a list of the investment portfolios:

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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THE ALGER AMERICAN FUND
MANAGED BY FRED ALGER MANAGEMENT, INC.
  o  Alger American Growth Portfolio
  o  Alger American Leveraged AllCap Portfolio
  o  Alger American MidCap Growth Portfolio
  o  Alger American Small Capitalization Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
  o  VP Income & Growth Fund
  o  VP International Fund
  o  VP Value Fund

BERGER INSTITUTIONAL PRODUCTS TRUST
MANAGED BY BERGER FINANCIAL GROUP LLC
  o  Berger IPT-Growth Fund
  o  Berger IPT-International Fund
  o  Berger IPT-Large Cap Growth Fund
  o  Berger IPT-Small Company Growth Fund

CONSECO SERIES TRUST
MANAGED BY CONSECO CAPITAL MANAGEMENT, INC.
(CONSECO CAPITAL MANAGEMENT, INC. IS AN AFFILIATE
OF CONSECO VARIABLE INSURANCE COMPANY)
  o  Balanced Portfolio
  o  Conseco 20 Focus Portfolio
  o  Equity Portfolio
  o  Fixed Income Portfolio
  o  Government Securities Portfolio
  o  High Yield Portfolio
  o  Money Market Portfolio

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (INITIAL SHARES)
MANAGED BY THE DREYFUS CORPORATION -SUBADVISED BY NCM CAPITAL MANAGEMENT GROUP, INC.

DREYFUS STOCK INDEX FUND (INITIAL SHARES)
MANAGED BY THE DREYFUS CORPORATION AND
MELLON EQUITY ASSOCIATES

DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS VIF") (INITIAL SHARES)
MANAGED BY THE DREYFUS CORPORATION
  o  Dreyfus VIF Disciplined Stock Portfolio
  o  Dreyfus VIF International Value Portfolio

FEDERATED INSURANCE SERIES
MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
  o  Federated High Income Bond Fund II (Primary Shares)
  o  Federated Utility Fund II

MANAGED BY FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.
  o  Federated International Equity Fund II
  o  Federated International Small Company Fund II


FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
MANAGED BY U.S. BANCORP ASSET MANAGEMENT, INC.
  o  First American Large Cap Growth Portfolio
  o  First American Mid Cap Growth Portfolio

INVESCO VARIABLE INVESTMENT FUNDS, INC.
MANAGED BY INVESCO FUNDS GROUP, INC.
  o  INVESCO VIF-Core Equity Fund (formerly Equity Income Fund)
  o  INVESCO VIF-Financial Services Fund
  o  INVESCO VIF-Health Sciences Fund
  o  INVESCO VIF-High Yield Fund
  o  INVESCO VIF-Real Estate Opportunity Fund
  o  INVESCO VIF-Technology Fund
  o  INVESCO VIF-Telecommunications Fund

JANUS ASPEN SERIES
MANAGED BY JANUS CAPITAL MANAGEMENT LLC
  o  Aggressive Growth Portfolio (Institutional Shares)
  o  Growth Portfolio (Service Shares)
  o  Worldwide Growth Portfolio (Service Shares)

LAZARD RETIREMENT SERIES, INC.
MANAGED BY LAZARD ASSET MANAGEMENT
  o  Lazard Retirement Equity Portfolio
  o  Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC.
MANAGED BY LORD, ABBETT & CO.
  o  Growth & Income Portfolio

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.
  o  Limited Maturity Bond Portfolio
  o  Midcap Growth Portfolio
  o  Partners Portfolio

PIONEER VARIABLE CONTRACTS TRUST (CLASS II SHARES)
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.
  o  Pioneer Equity Income VCT Portfolio
  o  Pioneer Europe VCT Portfolio
  o  Pioneer Fund VCT Portfolio

RYDEX VARIABLE TRUST
MANAGED BY RYDEX GLOBAL ADVISORS
  o  Nova Fund
  o  OTC Fund
  o  U.S. Government Money Market Fund

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2002 ACCOUNT L
                                                         VARIABLE UNIVERSAL LIFE


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SELIGMAN PORTFOLIOS, INC.
MANAGED BY J. & W. SELIGMAN & CO. INCORPORATED
  o  Seligman Communications and Information
            Portfolio (Class 2)
  o  Seligman Global Technology Portfolio (Class 2)

STRONG OPPORTUNITY FUND II, INC.
ADVISED BY STRONG CAPITAL MANAGEMENT, INC.
  o  Strong Opportunity Fund II

STRONG VARIABLE INSURANCE FUNDS, INC.
ADVISED BY STRONG CAPITAL MANAGEMENT, INC.
  o  Strong Mid Cap Growth Fund II

VAN ECK WORLDWIDE INSURANCE TRUST
MANAGED BY VAN ECK ASSOCIATES CORPORATION
  o  Worldwide Bond Fund
  o  Worldwide Emerging Markets Fund
  o  Worldwide Hard Assets Fund
  o  Worldwide Real Estate Fund




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    Please read this prospectus before investing. You should keep it for future reference. It contains important information about the policy.

THE POLICY:
    o    is not a bank deposit
    o    is not federally insured
    o    is not endorsed by any bank or government agency

May 1, 2002

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TABLE OF CONTENTS

                                                                            PAGE
INDEX OF SPECIAL TERMS.........................................................6
SUMMARY........................................................................7
CHARGES AND EXPENSES...........................................................7
   Premium Expense Charges.....................................................7
   Monthly Deduction...........................................................8
     Administrative Charge.....................................................8
     Risk Charge...............................................................8
     Cost of Insurance Charge..................................................8
     Net Amount at Risk........................................................8
     Rider Charges.............................................................9
   Transfer Fee................................................................9
   Surrender Charges...........................................................9
     Total Surrenders..........................................................9
     Free Partial Withdrawals.................................................10
     Withdrawal in Excess of the Free Partial Withdrawal......................10
   Maximum Surrender Charges Per $1,000.......................................10
   Income Taxes...............................................................10
   Investment Portfolio Expenses..............................................11
   Reduction Of Charges.......................................................14
   Tax Treatment..............................................................14
CHART 1 - CASH FLOW THROUGH A CONSECO VUL POLICY..............................15
THE COMPANY...................................................................16
THE POLICY....................................................................16
HOW TO BUY A POLICY...........................................................16
   Issue Ages.................................................................16
PURCHASES.....................................................................16
   Premiums...................................................................16
   Waiver of Planned Periodic Premium Rider...................................17
WHAT WE WILL DO WITH YOUR MONEY...............................................17
   When you buy a new policy..................................................17
   On the policy date.........................................................18
   Between the policy date and the end of the free look period................18
   For cancellations during the free look period..............................18
   After the free look period has expired.....................................18
   If we decide not to insure you.............................................18
GRACE PERIOD..................................................................18
NO-LAPSE GUARANTEE............................................................19
ACCUMULATION VALUE............................................................19
INVESTMENT PORTFOLIOS.........................................................19
   Investment Portfolios......................................................20
   Voting Rights..............................................................21
   Substitution...............................................................21
THE FIXED ACCOUNT.............................................................21
TRANSFERS.....................................................................21
   Transfers from any investment portfolio into the fixed account or among the investment portfolios .....................................21
   Transfers from the fixed account into the investment portfolios............21
   Your right to make transfers...............................................22
   Telephone/Internet Transfers...............................................22
EXCESSIVE TRADING LIMITS......................................................22
DOLLAR COST AVERAGING PROGRAM.................................................22
ASSET REBALANCING PROGRAM.....................................................23

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2002 ACCOUNT L

                                                         VARIABLE UNIVERSAL LIFE


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ASSET ALLOCATION PROGRAM......................................................23
DEATH BENEFIT.................................................................23
   Changing your Death Benefit Option.........................................24
   Changing your Specified Amount.............................................26
   How Death Proceeds are Paid................................................27
   Misstatements in Age or Sex................................................27
BENEFICIARY...................................................................27
ASSIGNMENT....................................................................27
RIDERS........................................................................27
   Riders you can add to your Policy..........................................27
TAX CONSIDERATIONS............................................................28
   Introduction...............................................................28
   Tax Status of the Policy...................................................28
   Tax Treatment of Policy Benefits...........................................28
ACCESS TO YOUR MONEY..........................................................30
   Loans......................................................................30
   Partial Withdrawals........................................................31
   Total Surrender............................................................31
ILLUSTRATION OF POLICY VALUES.................................................32
OTHER INFORMATION.............................................................37
   The Separate Account.......................................................37
   Suspension of Payments or Transfers........................................37
   Distributor................................................................37
   Ownership..................................................................37
   Legal Proceedings..........................................................37
 Experts......................................................................37
   Legal Matters..............................................................37
   Reports To Owners..........................................................38
   Financial Statements.......................................................38
   Inquiries..................................................................38
APPENDIX A - PARTICIPATING INVESTMENT PORTFOLIOS..............................39
APPENDIX B - DEATH BENEFIT PERCENTAGES........................................45
APPENDIX C - FINANCIAL STATEMENTS.............................................46

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INDEX OF SPECIAL TERMS


    We have used some special and technical words or terms in this prospectus to describe the policy. Some of these special or technical words need to be defined or explained. This index tells you where to look for the best explanation of a special word or term. These words and terms are in italics on the indicated page.


                                                                            PAGE

7702 Percentages...............................................................9
Accumulation Unit.............................................................19
Accumulation Value.............................................................7
Assignment....................................................................26
Beneficiary...................................................................26
Cash Surrender Value...........................................................7
Cash Value Accumulation Test..................................................25
Charges and Expenses...........................................................7
Conditional Receipt...........................................................16
Corridor Percentage............................................................9
Cost of Insurance..............................................................8
Death Benefit.................................................................16
Death Benefit Option..........................................................23
Dollar Cost Averaging.........................................................22
Fixed Account.................................................................18
Free Look.....................................................................18
Grace Period..................................................................17
Guideline Premium Test........................................................25
Investment Portfolios.........................................................16
Loan Account..................................................................30
Modified Endowment Contract...................................................17
Monthly Deduction..............................................................8
Net Amount at Risk.............................................................8
No-Lapse Monthly Premium......................................................18
Owner(s)......................................................................16
Policy Date...................................................................18
Premiums......................................................................16
Primary Insured................................................................7
Rebalancing...................................................................23
Riders........................................................................26
Single Life Policy............................................................16
Specified Amount...............................................................7
Surrender Charge...............................................................9
Underwriting..................................................................16

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2002 ACCOUNT L

                                                         VARIABLE UNIVERSAL LIFE


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SUMMARY

    This prospectus describes our CONSECO VARIABLE UNIVERSAL LIFE (CVUL) Insurance Policy. This is a flexible premium variable universal life insurance policy with variable investment portfolios and a fixed account. This policy is a contract between you and Conseco Variable Insurance Company (CVIC, us, our, we). This policy provides for the payment of the death proceeds to the beneficiary upon the death of the primary insured. The PRIMARY INSURED is the person whose life is insured under the policy and may be the same person as the owner. The death proceeds are usually free of federal income tax for the beneficiary. The policy can be used to create or conserve an estate, for retirement planning, or other insurance needs of individuals and businesses.

    You determine the SPECIFIED AMOUNT at the time the application is taken. It represents the initial amount of life insurance coverage provided by your policy. Your registered representative can help you select a specified amount that matches your budget and financial needs. You may increase or decrease your policy's specified amount any time after the first policy year.

    As a flexible premium life insurance policy you can vary the amount and frequency of your premium payments. The policy provides an ACCUMULATION VALUE, surrender rights, loan privileges, optional riders and other features traditionally associated with life insurance. Be sure to consult your policy for further explanation of its terms and conditions, as well as any state-specific provisions and variations that might apply.

    The policy has 59 investment options: a fixed account and 58 subaccounts that invest in the investment portfolios. You can put your money in the fixed account and/or one or more subaccount(s). Your investment in the investment portfolios is not guaranteed. You could lose your money. Currently, you can have money invested in up to 20 investment options, with a minimum of 5% of the premium invested in each option. In certain states, your contract may not offer a fixed account option.


    Money you direct into the fixed account earns interest at a rate guaranteed by us. At certain times we may offer enhancements to certain deposits to the fixed account under terms of a separate enhanced dollar cost averaging service agreement.


    Several differences exist between putting your money into the fixed account and placing it into one of the investment portfolios. The fixed account earns a guaranteed rate of interest each year and provides a guarantee by us on your principal. Money invested into the portfolios is subject to each portfolio's performance and has no guarantee on principal or return on investment. You bear the investment risk that you could lose money. Money may be transferred up to 12 times per year among the subaccounts without being assessed a transfer fee. Only one transfer from the fixed account may be made within any policy year.

    The duration of the policy and/or amount of the death benefit may also vary based on the premiums you pay, the investment performance of the underlying investments, and the charges we deduct. Your policy will terminate before the death of the insured if your policy's CASH SURRENDER VALUE is not sufficient to pay the monthly deductions. Your policy contains important provisions to help prevent early terminations; however, the period of coverage is not guaranteed. You may need to pay additional premiums to keep your policy in effect. The cash surrender value of a policy is equal to the accumulation value of the policy less applicable surrender charges less any outstanding loans and loan interest.


CHARGES AND EXPENSES


    Aggregate charges we deduct from the policy cover EXPENSES associated with producing, selling and administering the policy. These charges reduce the return on your investment. The policy charges are listed below. The charges we deduct may result in a profit to us.

PREMIUM EXPENSE CHARGES


We deduct a premium expense charge from each premium payment made. The premium expense charge is as follows:

                                                  Policy Years
                                            1-10                11+
--------------------------------------------------------------------------------
Premium Tax                                 2.25%               2.25%
Federal Tax                                 1.25%               1.25%
Sales Load                                  2.50%               0.50%
----------                                  -----               -----
Total                                       6.00%               4.00%

    Premium expense charges cover our costs of issuing and administering your policy. Such costs include sales commissions, premium taxes, deferred acquisition costs, and administrative costs. The premium expense charge is deducted from the initial premium on the policy date. For later premium payments, the premium expense charge is deducted on the date when the premium is credited to the policy. We guarantee that the rates of premium expense charges will never increase.


MONTHLY DEDUCTION


    The MONTHLY DEDUCTION is the sum of the Administrative Charge, Risk Charge, the Cost of Insurance (COI) charge, and charges for any riders. The initial deduction accrues beginning on the issue date through the

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policy date, at which time the deduction is taken. All monthly deductions after the initial deduction are taken as of the monthly anniversaries.


    The monthly deduction charges, other than the Risk Charge, will be deducted pro-rata from the fixed account and the subaccounts, excluding the loan account. This deduction will be made on a last-in, first-out basis (LIFO) from the fixed account.

    We guarantee that all monthly deductions will cease after the insured reaches age 100.


    ADMINISTRATIVE CHARGE

    We deduct an administrative charge each month from the unloaned accumulation value of the policy. The administrative charge is as follows:

     Policy Year 1:     $25/month
     Policy Years 2+:   $ 5/month

    This charge covers administrative costs associated with the policy. We guarantee that this charge will never increase.

    RISK CHARGE


    We deduct a risk charge each month from the unloaned accumulation value of the policy invested in the subaccounts only. The risk charges are as follows:

                        Policy               Policy              Policy
                      Years 1-10           Years 11-20          Years 21+
--------------------------------------------------------------------------------
Asset
Component            1/12 of .75%         1/12 of .25%              0
                       per month           per month


Specified Amount Component:  (see below)


    The Specified Amount Component is assessed for 10 years on a Per $1,000 of the specified amount basis and varies by the issue age, sex, specified amount, and rate class of the primary insured. The maximum amount of this charge for a standard risk class, single life policy is $.17 per $1,000 of specified amount per month. There is a new specified amount component for 10 years following every increase in specified amount.


    COST OF INSURANCE CHARGE

    We deduct a COST OF INSURANCE charge each month based on the Net Amount at Risk (NAR) under the policy. This charge will depend upon the specified amount, accumulation value, policy year, gender (unless you are in a state requiring unisex rates), age, rate class, and specified amount of the primary insured.


    The maximum cost of insurance charges for standard rate classes are based on the 1980 Commissioner's Standard Ordinary smoker/nonsmoker mortality table and are expressed as per $1,000 of Net Amount at Risk. The maximum cost of insurance rates for standard rate classes range from .08420 to 83.33333 per $1,000 per year. The current COI rates will vary by policy year.


    Current charges for a standard risk class are generally lower than the maximum rate. We guarantee that the cost of insurance charge for a standard risk classification will not exceed the maximum charges indicated in the policy.


    We determine the current monthly cost of insurance rates based on our expectations of future mortality experience. We may, and usually do, charge less than the maximum cost of insurance rates that are listed in your policy. If current cost of insurance rates change, the change will apply to all insureds of the same age, sex, rate class, specified amount band, and policy year. Cost of insurance rates are higher if your policy is in a special rate class.

    NET AMOUNT AT RISK


    The Net Amount at Risk is the portion of the death benefit of your policy on which you pay Cost of Insurance Charges. It is the amount, as of each monthly date, used to calculate the cost of insurance charge for the month. The remainder of this section explains how the Net Amount at Risk is calculated.

    The Death Benefit Option chosen and whether the policy value exceeds the percentage corridor set forth in section 7702 of the Internal Revenue Code of 1986, determine the Net Amount at Risk. The Net Amount at Risk for each possibility is calculated as follows:


    o Option A, Not in Corridor - The Net Amount at Risk is equal to (Specified Amount) minus (Accumulation Value) plus (Determinate Charges) divided by (Interest Factor).

    o Option B, Not in Corridor - The Net Amount at Risk is equal to (Specified Amount) divided by (Interest Factor).

    o Option C, Not in Corridor - The Net Amount at Risk is equal to (Specified Amount) plus (Premium paid) minus (Withdrawals not including surrender charges) minus (Accumulation Value) plus (Determinate Charges) divided by (Interest Factor).

    o Option A, B, or C, in Corridor - The Net Amount at Risk is equal to the (Accumulation Value) minus (Determinate charges) multiplied by (7702 percentage) minus (Accumulation Value) plus (Determinate Charges) divided by (Interest Factor).

    DEFINITIONS APPLICABLE TO THE NET AMOUNT AT RISK FORMULAS

    o   Determinate charges - Monthly deduction charges except for the COI.


    o 7702 PERCENTAGE - The CORRIDOR PERCENTAGE for policies under the Guideline Premium Test Option

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2002 ACCOUNT L

                                                         VARIABLE UNIVERSAL LIFE


--------------------------------------------------------------------------------

        and the Net Single Premium Percentage for policies under the Cash Value Test Option.

    o Interest Factor - The monthly equivalent of the 4% guaranteed interest rate under the fixed account.


    o Accumulation Value - The Accumulation Value at the beginning of the month before any charges are deducted.


    RIDER CHARGES


    As part of the monthly deduction; we charge separately for any rider attached to the policy that has a cost.

TRANSFER FEE

    You may transfer funds among the subaccounts and/or the fixed account. There is no charge for each of the first 12 transfers per policy year. Thereafter, we may charge up to $25 for each additional transfer, although currently there is no charge for additional transfers. Transfer charges may be waived for certain third-party transfer programs authorized by us. Transfers due to Dollar Cost Averaging and Asset Rebalancing programs do not count against the 12 free transfers per policy year.

SURRENDER CHARGES

    We may assess a SURRENDER CHARGE if you fully surrender your policy so that the policy terminates, or if you withdraw money in excess of the free partial withdrawal percentage. Any surrender charge will depend upon your specified amount, premiums paid, the policy year of surrender, issue age, sex, rate class, and specified amount band.


    The surrender charge for total surrenders is level for the first 5 policy years. It then declines (pursuant to formula and risk factors) down to zero at the end of policy year 10. Your policy is issued with a surrender charge schedule that shows the surrender charges by policy year. The surrender charge schedule is a 10-year schedule from the date of issue of the segment of insurance, with the percentage varying by month. The percentages in the surrender charge schedule may vary by issue age, sex, and rate class. A change in the specified amount may change your surrender charge schedule.

    Surrender charges are charges we make when you take money out of your policy.

    TOTAL SURRENDERS

    A total surrender occurs when there is a full surrender of the policy's cash surrender value.

    o The surrender charge compensates us for the costs associated with the sale, underwriting, and issue of the policy.

    o The surrender charge is the actual first-year premium paid up to the surrender charge premium, multiplied by the percentage found in the surrender charge schedule in your policy. The surrender charge premium is shown in your policy.

    o The surrender charge is based on the specified amount and will never be greater than the maximum surrender charge shown in your policy. The maximum surrender charge varies by the specified amount, issue age, and rate class.

    o   We guarantee that the surrender charge rates will not increase.

    o There is no surrender charge on the initial specified amount after 10 policy years.

    o Each increase of your policy's specified amount will carry its own 10-year schedule of surrender charges.

    FREE PARTIAL WITHDRAWALS

    The policy has a free partial withdrawal provision after the first policy year for policies with Death Benefit Option A. This feature allows you to withdraw a portion of the accumulation value without a surrender charge after the first policy year. Partial withdrawals are permitted in any amount of $500 or more. For policies under death benefit option A, the specified amount is reduced by the amount of the withdrawal.

    o   The free amount applies to Death Benefit Option A only.

    o The free partial withdrawal amount (free amount) each policy year after the first is 10% of the accumulation value less the free amount applicable to prior withdrawals made in the policy year.

    o Any surrender charge that is not assessed still remains, and the remaining charge is based on the remaining specified amount.

    o   The free amount does not apply to Options B and C.

    o   You may take the free amount in more than one withdrawal.

    o The remaining free amount at any time is 10% of the accumulation value less the amount of free withdrawals taken to date in that policy year.

    o You cannot carry over the free amount if you do not use it in any given year.

    o The remaining surrender charge is not reduced by a free partial withdrawal.

    WITHDRAWAL IN EXCESS OF THE FREE PARTIAL WITHDRAWAL

    A withdrawal in excess of the free partial withdrawal occurs when a partial withdrawal is taken in excess of the free partial withdrawal percentage.

--------------------------------------------------------------------------------

    o If you withdraw money in excess of the free partial withdrawal percentage, we will assess a surrender charge. This charge is calculated on your initial specified amount, the premiums paid, the year of surrender, issue age, sex, rate class, and specified amount band.

    o For Death Benefit Option A, a partial withdrawal of cash surrender value in excess of the free amount will cause a decrease in your specified amount and a surrender charge. The specified amount is decreased by the amount that the partial withdrawal exceeds the free amount. The surrender charge assessed is a pro-rata portion of the surrender charge based on the specified amount decrease. This pro-rata surrender charge is calculated the same way if you specifically request a specified decrease.

    o The surrender charge for any increase in specified amount is based on the surrender charge premium for the insured at the time of the increase. There is no surrender charge taken at the time of the face increase.

    o If there was a specified amount increase prior to a decrease, the surrender charge is assessed on a Last In First Out basis. Any surrender charges are deducted from the unloaned accumulation value of the policy. The deduction is made pro-rata from all investment portfolios and the fixed account.

    o You may withdraw any amount, up to the cash surrender value, without causing a total surrender. Withdrawals of a significant portion of your cash surrender value put your policy at risk of entering the grace period and lapsing.


MAXIMUM SURRENDER CHARGES PER $1,000


    The table below lists the maximum surrender charge per $1,000 of specified amount for a standard rate class for all ages within the age range. The maximum surrender charge for some ages within the range will be smaller.

    Maximum Surrender Charges per $1,000


                       MALE                      FEMALE
ISSUE            NON-                       NON-
 AGE            SMOKER     SMOKER          SMOKER      SMOKER
--------------------------------------------------------------------------------

0-9             7.7368       N/A            7.1803       N/A
10-19           9.3186     10.8152          8.5691      9.2989
20-29          14.2241     16.4843         13.2147     14.3494
30-39          19.3360     22.4727         17.9322     19.5053
40-49          25.4675     30.5441         22.9722     25.2916
50-59          35.7276     43.7651         30.8247     33.9564
60-69          55.4572     67.7685         45.9482     50.2643
70-80          98.3533    116.0200         80.9063     87.2664

INCOME TAXES

    As an insurance company we may incur income taxes related to our policies. Presently, we do not make deductions for income taxes. However, we reserve the right to deduct any income taxes from your policy value.

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2002 ACCOUNT L

                                                         VARIABLE UNIVERSAL LIFE


--------------------------------------------------------------------------------


INVESTMENT PORTFOLIO EXPENSES

    Investment portfolios have associated investment advisory expenses. Future expenses may be greater or less than those shown. Please refer to the fund prospectuses for further explanation. Unless otherwise noted, the amount of Investment Portfolio Expenses borne by each portfolio for the fiscal year ended December 31, 2001 was as follows:

ACTUAL FUND EXPENSES FOR YEAR 2001
(as a percentage of the average daily net assets of a portfolio)

                                                                                                            TOTAL ANNUAL
                                                                                        OTHER EXPENSES        PORTFOLIO
                                                                                        (AFTER EXPENSE        EXPENSES
                                                                                        REIMBURSEMENT,     (AFTER EXPENSE
                                                                                            IF ANY,        REIMBURSEMENT,
                                                                MANAGEMENT      12b-1     FOR CERTAIN        IF ANY, FOR
                                                                   FEES         FEES      PORTFOLIOS)    CERTAIN PORTFOLIOS)
----------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND
Alger American Growth Portfolio..............................     0.75%         0.00%        0.06%             0.81%
Alger American Leveraged AllCap Portfolio....................     0.85%         0.00%        0.07%             0.92%
Alger American MidCap Growth Portfolio.......................     0.80%         0.00%        0.08%             0.88%
Alger American Small Capitalization Portfolio................     0.85%         0.00%        0.07%             0.92%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (1)
VP Income & Growth Fund......................................     0.70%         0.00%        0.00%             0.70%
VP International Fund........................................     1.26%         0.00%        0.00%             1.26%
VP Value Fund................................................     0.97%         0.00%        0.00%             0.97%

BERGER INSTITUTIONAL PRODUCTS TRUST (2)
Berger IPT--Growth Fund......................................     0.67%         0.00%        0.33%             1.00%
Berger IPT--International Fund...............................     0.45%         0.00%        0.75%             1.20%
Berger IPT--Large Cap Growth Fund............................     0.75%         0.00%        0.14%             0.89%
Berger IPT--Small Company Growth Fund........................     0.85%         0.00%        0.13%             0.98%

CONSECO SERIES TRUST (3)
Balanced Portfolio...........................................     0.77%         0.25%        0.02%             1.04%
Conseco 20 Focus Portfolio...................................     0.81%         0.25%        0.03%             1.09%
Equity Portfolio.............................................     0.77%         0.25%        0.00%             1.02%
Fixed Income Portfolio.......................................     0.62%         0.25%        0.04%             0.91%
Government Securities Portfolio..............................     0.62%         0.25%        0.04%             0.91%
High Yield Portfolio.........................................     0.82%         0.25%        0.04%             1.11%
Money Market Portfolio.......................................     0.33%         0.00%        0.10%             0.43%

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
     (INITIAL SHARES)........................................     0.75%         0.00%        0.03%             0.78%

DREYFUS STOCK INDEX FUND (INITIAL SHARES)....................     0.25%         0.00%        0.01%             0.26%

DREYFUS VARIABLE INVESTMENT FUND (INITIAL SHARES) (4)
Dreyfus VIF--Disciplined Stock Portfolio.....................     0.75%         0.00%        0.06%             0.81%
Dreyfus VIF--International Value Portfolio...................     0.80%         0.00%        0.60%             1.40%

FEDERATED INSURANCE SERIES (5)
Federated High Income Bond Fund II (Primary Shares)..........     0.60%         0.00%        0.16%             0.76%
Federated International Equity Fund II.......................     0.90%         0.00%        0.51%             1.41%
Federated International Small Company Fund II................     0.00%         0.00%        1.65%             1.65%
Federated Utility Fund II....................................     0.75%         0.00%        0.17%             0.92%

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (6)
First American Large Cap Growth Portfolio....................     0.00%         0.25%        0.90%             1.15%
First American Mid Cap Growth Portfolio......................     0.00%         0.25%        0.95%             1.20%

INVESCO VARIABLE INVESTMENT FUNDS, INC. (7)
INVESCO VIF--Core Equity Fund (formerly Equity Income Fund)..     0.75%         0.00%        0.34%             1.09%
INVESCO VIF--Financial Services Fund.........................     0.75%         0.00%        0.32%             1.07%
INVESCO VIF--Health Sciences Fund............................     0.75%         0.00%        0.31%             1.06%
INVESCO VIF--High Yield Fund.................................     0.60%         0.00%        0.42%             1.02%
INVESCO VIF--Real Estate Opportunity Fund....................     0.90%         0.00%        0.48%             1.38%
INVESCO VIF--Technology Fund.................................     0.75%         0.00%        0.32%             1.07%
INVESCO VIF--Telecommunications Fund.........................     0.75%         0.00%        0.34%             1.09%

--------------------------------------------------------------------------------
ACTUAL FUND EXPENSES FOR YEAR 2001
(as a percentage of the average daily net assets of a portfolio)


                                                                                                            TOTAL ANNUAL
                                                                                        OTHER EXPENSES        PORTFOLIO
                                                                                        (AFTER EXPENSE        EXPENSES
                                                                                        REIMBURSEMENT,     (AFTER EXPENSE
                                                                                            IF ANY,        REIMBURSEMENT,
                                                                MANAGEMENT      12b-1     FOR CERTAIN        IF ANY, FOR
                                                                   FEES         FEES      PORTFOLIOS)    CERTAIN PORTFOLIOS)
----------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
Aggressive Growth Portfolio (Institutional Shares)...........     0.65%         0.00%        0.02%             0.67%
Growth Portfolio (Service Shares)............................     0.65%         0.25%        0.01%             0.91%
Worldwide Growth Portfolio (Service Shares)..................     0.65%         0.25%        0.04%             0.94%

LAZARD RETIREMENT SERIES, INC. (8)
Lazard Retirement Equity Portfolio...........................     0.75%         0.25%        0.25%             1.25%
Lazard Retirement Small Cap Portfolio........................     0.75%         0.25%        0.25%             1.25%

LORD ABBETT SERIES FUND, INC. (9)
Growth and Income Portfolio..................................     0.50%         0.00%        0.47%             0.97%

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST (10)
Limited Maturity Bond Portfolio..............................     0.65%         0.00%        0.08%             0.73%
Midcap Growth Portfolio......................................     0.84%         0.00%        0.07%             0.91%
Partners Portfolio...........................................     0.82%         0.00%        0.05%             0.87%

PIONEER VARIABLE CONTRACTS TRUST (CLASS II SHARES)
Pioneer Equity Income VCT Portfolio..........................     0.65%         0.25%        0.12%             1.02%
Pioneer Europe VCT Portfolio (11)............................     0.51%         0.25%        2.46%             3.22%
Pioneer Fund VCT Portfolio...................................     0.65%         0.25%        0.14%             1.04%

RYDEX VARIABLE TRUST
Nova Fund....................................................     0.75%         0.00%        0.70%             1.45%
OTC Fund.....................................................     0.75%         0.00%        0.70%             1.45%
U.S. Government Money Market Fund............................     0.50%         0.00%        0.69%             1.19%

SELIGMAN PORTFOLIOS, INC. (12)
Seligman Communications and Information Portfolio (Class 2)..     0.75%         0.25%        0.18%             1.18%
Seligman Global Technology Portfolio (Class 2)...............     1.00%         0.14%        0.40%             1.54%

STRONG OPPORTUNITY FUND II, INC. (13) (14)
Strong Opportunity Fund II ..................................     0.75%         0.00%        0.35%             1.10%

STRONG VARIABLE INSURANCE FUNDS, INC. (13) (14)
Strong Mid Cap Growth Fund II ...............................     0.75%         0.00%        0.45%             1.20%

VAN ECK WORLDWIDE INSURANCE TRUST (15)
Worldwide Bond Fund..........................................     1.00%         0.00%        0.19%             1.19%
Worldwide Emerging Markets Fund..............................     1.00%         0.00%        0.28%             1.28%
Worldwide Hard Assets Fund...................................     1.00%         0.00%        0.15%             1.15%
Worldwide Real Estate Fund...................................     1.00%         0.00%        0.50%             1.50%

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2002 ACCOUNT L

                                                         VARIABLE UNIVERSAL LIFE

--------------------------------------------------------------------------------

EXPLANATION OF FEE TABLE:

    (1) Out of the Management Fees, the advisor for American Century Variable Portfolios, Inc., paid all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses.

    (2) The Funds' investment adviser has agreed, by written contract, to waive its advisory fee and reimburse the Funds for additional expenses to the extent that annual operating expenses during 2002 exceed 1.00% for the Berger IPT-Growth Fund and the Berger IPT-Large Cap Growth Fund, 1.15% for the Berger IPT-Small Company Growth Fund, and 1.20% for the Berger IPT-International Fund. Absent the waiver and reimbursement, Management Fees and Total Annual Portfolio Expenses for the Berger IPT-Growth Fund during 2001 would have been 0.75% and 1.08%, respectively; and for the Berger IPT-International Fund Management Fees and Total Annual Portfolio Expenses would have been 0.85% and 1.60%, respectively. These contracts may not be terminated or amended except by a vote of the Fund's Board of Trustees.

    (3) The Adviser, Conseco Capital Management, Inc., and the Administrator, Conseco Services, LLC, have contractually agreed to waive a portion of their fees and/or pay a portion of the Portfolio's expenses through April 30, 2003, to ensure that total annual operating expenses do not exceed: 1.15% for the Conseco 20 Focus and High Yield Portfolios; 1.10% for the Equity and Balanced Portfolios; 0.95% for the Fixed Income and Government Securities Portfolios; and 0.45% for the Money Market Portfolio. Conseco Capital Management, Inc., in order to meet the expense limitations above, has waived its management fees in excess of the annual rate set forth above. Absent such waivers, the Management Fees during 2001 would have been 0.82% for the Conseco 20 Focus Portfolio and 0.62% for the Money Market Portfolio.

    (4) The expenses for the Dreyfus VIF - International Value Portfolio reflect the portfolio adviser's waiver of fees or reimbursement of expenses for the fiscal year ended December 31, 2001. Without such waivers or reimbursements, the management fee, other expenses and total portfolio annual expenses would have been, as a percentage of assets: 1.00%, 0.60% and 1.60%, respectively.

    (5) Although not contractually obligated to do so, the adviser provided a voluntary reimbursement of certain operating expenses by Federated Global Investment Management Corp. Absent this waiver, Management Fees for the International Equity Fund II and the International Small Company Fund II would have been 1.00% and 1.25%, respectively. Total Annual Portfolio Expenses for the High Income Bond Fund II, the International Equity Fund II, the International Small Company Fund II, and the Utility Fund II would have been 1.01%, 1.76%, 5.54% and 1.17%, respectively. Absent this waiver, there also would have been a Shareholder Services Fee of 0.25% for the High Income Bond Fund II, the International Equity Fund II, the International Small Company Fund II, and the Utility Fund II.

    (6) Certain service providers have contractually agreed to waive management fees or otherwise pay other expenses until December 31, 2002, so that the Other Expenses for the First American Large Cap Growth Portfolio and the Mid Cap Growth Portfolio do not exceed 0.90% and 0.95%, respectively. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2002. Absent these waivers, during 2001, Management Fees for the Large Cap Growth Portfolio and the Mid Cap Growth Portfolio would have been 0.65% and 0.70%, respectively, and Total Annual Portfolio Expenses for the Large Cap Growth Portfolio and the Mid Cap Growth Portfolio would have been 2.79% and 5.90%, respectively.

    (7) The Fund's actual Other Expenses and Total Operating Expenses were reduced under an expense offset arrangement. Certain expenses of the Fund were voluntarily absorbed by INVESCO pursuant to a commitment between the Fund and INVESCO. Absent reductions and absorptions, Other Expenses and Total Annual Portfolio Expenses for the Real Estate Opportunity Fund would have been 1.80% and 2.70%, respectively. This commitment may be changed at any time following the consultation of the Board of Directors.

    (8) Lazard Asset Management, the Fund's investment adviser voluntarily agreed to reimburse all expenses through December 31, 2002 to the extent total annual portfolio expenses exceed in any fiscal year 1.25% of the Portfolio's average daily net assets. Absent such an agreement with the adviser, the total annual portfolio expenses for the year ended December 31, 2001 would have been 3.25% for the Lazard Retirement Equity Portfolio and 1.67% for the Lazard Retirement Small Cap Portfolio.

    (9) The Lord Abbett Growth and Income Portfolio has established non-12b-1 service fee arrangements which are reflected under "Other Expenses".

    (10) Neuberger Berman Management, Inc. ("NBMI") has undertaken through April 30, 2005 to reimburse certain operating expenses, including the compensation of NBMI (except with respect to Limited Maturity Bond, Midcap Growth and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Limited Maturity Bond, Midcap Growth and Partner Portfolio's average daily net asset value. The expense reimbursement arrangements for Limited Maturity Bond, Midcap Growth and Partners, Portfolios are contractual for three years and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

    (11) Pioneer Investment Management, Inc. has agreed to waive all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses for the Europe VCT Portfolio. Absent this arrangement, the Management Fee for the Europe VCT Portfolio during 2001 would have been 1.00%, and the total annual operating expenses of the Portfolio's Class II shares would have been 4.57%.

    (12) The Manager of the Global Technology Portfolio has agreed to reimburse expenses, other than management and 12b-1 fees, which exceed 0.40% per annum of the average daily net assets of the Portfolio. Absent this reimbursement, Total Annual Portfolio Expenses would have been 1.75%.

   (13) Each Fund has signed a new administration agreement, under which Strong Capital Management, Inc., each Fund's advisor, will provide or make provision for administrative services to each Fund, which were previously performed under the advisory agreement. Under the old investment advisory agreement, the management fee contained a portion that covered administrative services. Effective July 31, 2001, these services were unbundled and covered under a separate administration agreement. As a result, the management fee has been reduced by 0.25% and a new administrative fee has been added in the amount of 0.30%.

    (14) Strong Capital Management, Inc. has voluntarily agreed to waive the management fee and/or absorb the fund's other expenses of the Strong Opportunity Fund II so that the total annual fund operating expenses are capped at 1.10%. Without these waivers and/or absorptions, the Total Annual Portfolio Expenses would have been 1.40% for the year ended December 31, 2001. Strong has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders. In addition, Strong Capital Management, Inc., the advisor of the Strong Mid Cap Growth Fund II has voluntarily agreed to waive the management fee and/or absorb the fund's other expenses so that the total annual fund operating expenses are capped at 1.20%. Without these waivers and/or absorptions, the Total Annual Portfolio Expenses would have been 1.40% for the year ended December 31, 2001. Strong has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders.

    (15) The Advisor for the Van Eck Worldwide Insurance Trust agreed to reimburse expenses except interest, taxes, brokerage commissions and extraordinary expenses for the year ended December 31, 2001, on the Worldwide Bond Fund, the Worldwide Emerging Markets Fund, the Worldwide Hard Assets Fund and the Worldwide Real Estate Fund. Without such reimbursements, Other Expenses were 0.24% for the Worldwide Bond Fund, 0.30% for the Worldwide Emerging Markets Fund, 0.18% for the Worldwide Hard Assets Fund, and 0.62% for the Worldwide Real Estate Fund for the year ended December 31, 2001 and Total Expenses were 1.24%, 1.30%, 1.18% and 1.62%, respectively.

--------------------------------------------------------------------------------
REDUCTION OF CHARGES


    The policy is available for purchase by individuals, corporations and other groups. We may reduce or eliminate certain charges (premium expense charge, surrender charge, monthly deduction, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain group sponsored arrangements or special exchange programs we make available (including our employees and their families).


TAX TREATMENT

    We believe that a policy should meet the Section 7702 definition of a life insurance contract. Assuming that a policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of value under your policy until there is a distribution from the policy. Moreover, death benefits payable under a policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds.

    Under certain circumstances, a policy may be treated as a "Modified Endowment Contract." If a policy is a Modified Endowment Contract, then all pre-death distributions, including policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any distributions generally will be subject to a 10% penalty tax.

    If a policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally,

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2002 ACCOUNT L

                                                         VARIABLE UNIVERSAL LIFE

--------------------------------------------------------------------------------

neither distributions nor loans from a policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. See "Tax Considerations" for additional tax information.

--------------------------------------------------------------------------------


CHART 1 - CASH FLOW THROUGH A CONSECO VUL POLICY


    This flow chart explains how cash normally flows through a Conseco Variable Universal Life Policy.



            ------------     ----------------------
              Premium              We deduct
              Payment        Premium Expense Charge
            ------------     ----------------------
                                      |                               -------------------------
                                      |                                     CVIC SEPARATE
                                --------------                                 ACCOUNT
                                     Net
                                   Premium                            / The subaccounts invest
                                --------------                       /  in the underlying fund
                                     /  \                           /         portfolios
                                    /    \                         /
                                   /      \                       /
            -------------------------    -------------------------
                  FIXED ACCOUNT                 SUBACCOUNTS           -------------------------
                                                                                  |
               We hold these funds          We hold these funds                   |
                 in our General               in our Separate                     |
                    Account                       Account             -------------------------
            -------------------------    -------------------------       The underlying fund
                      |                               |                    deducts Advisory
                      |                               |                   Fees and Expenses
                      |                               |                   from the Portfolios
                       -------------------------------                -------------------------
                                      |
                                      |
                                      |
  --------------------       ----------------------            --------------------------------
      LOAN ACCOUNT                ACCUMULATION                     We make monthly deductions
                                     VALUE                         for administration charges,
      Accumulation    -------                      -----------   Cost of Insurance, M & E Risk
       Value that                 The Value        \               charges, and Rider charges
    Secures Policy                 of your          \
         Loans                      Policy           \         --------------------------------
  --------------------       --------------------     \
                                                       \
                              Monthly Deductions        \      --------------------------------
                                                         \           We deduct appropriate
                                                          \          Surrender Charges as
                                                           \           described in this
 *If you make a Withdrawal or Surrender your Policy                       Prospectus*

                                                               --------------------------------

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2002 ACCOUNT L

                                                         VARIABLE UNIVERSAL LIFE

--------------------------------------------------------------------------------

THE COMPANY

   Conseco Variable Insurance Company (Conseco Variable) was originally organized in 1937. Prior to October 7, 1998, Conseco Variable Insurance Company was known as Great American Reserve Insurance Company.

    We are principally engaged in the life insurance business in 49 states and the District of Columbia. We are a stock company organized under the laws of the state of Texas and are an indirect wholly-owned subsidiary of Conseco, Inc. Headquartered in Carmel, Indiana, Conseco, Inc. is a financial services holding company that provides investment, insurance and lending products through its subsidiaries and a nationwide network of insurance agents and financial advisors.

THE POLICY

    Our CONSECO VARIABLE UNIVERSAL LIFE policy is a contract between you, the OWNER (REFERENCE PAGE 37 FOR DISCUSSION OF OWNER), and us. The policy can be used to create or conserve an estate, plan for retirement, or for other insurance needs of individuals and businesses. Coverage becomes effective under your policy on the later of the policy date or the payment of the initial premium.

    The policy is a variable life insurance policy. The money you put in the INVESTMENT PORTFOLIOS, will increase or decrease depending upon the investment experience of those investment portfolios and you bear the investment risk. If the cash surrender value is insufficient to pay the monthly deductions, the policy may terminate.

    The SINGLE LIFE POLICY provides for the payment of the death proceeds to your selected beneficiary upon the death of the primary insured. The primary insured is the person whose life is insured under the policy and usually is the same person as the owner. The death proceeds are usually free of federal income tax for the beneficiary.


    The policy also provides an accumulation value, surrender rights, loan privileges, optional riders and other features traditionally associated with life insurance. Be sure to consult your policy for further understanding of its terms and conditions, as well as any state-specific provisions and variations that might apply.


    The duration or amount of the DEATH BENEFIT may also vary based on the premiums you pay and the investment performance of the underlying investments. Your policy will terminate before the death of the insured if your policy's cash surrender value is not sufficient to pay the monthly deductions. Your policy contains important provisions to help prevent early terminations; however, the period of coverage is not guaranteed.


HOW TO BUY A POLICY


    To buy a policy, you start by sending us a completed, signed application that provides information about the proposed insured. Sometimes we may request that the proposed insured provide us with medical records or a physician's statement. We may require other medical tests to be performed.

ISSUE AGES

    We currently issue policies to a primary insured ages 0 to 85. We use the applicant's age as of his or her last birthday to determine issue age.

    We will review the information provided and determine whether the insured(s) meet our standards for issuing a policy. This process is called UNDERWRITING. A policy may be issued in various risk classes. The underwriting process determines the appropriate risk class.

    The underwriting process could take 60 days or longer from the time the application is signed. If we receive the initial premium with the application, your registered representative will give you a CONDITIONAL RECEIPT. If you receive the conditional receipt, you will be eligible for Conditional coverage. The conditional coverage will be effective from the date of receipt of the premium to the policy date for the policy, subject to the time limit in the conditional receipt. The amount of coverage provided by the conditional receipt is equal to the maximum amount of insurance applied for subject to an amount determined by us that varies by issue age. The conditional insurance is only applicable for the proposed insured and subject to being an acceptable risk for the insurance being applied for. Be sure to consult the conditional receipt for important restrictions and provisions.

PURCHASES

PREMIUMS

    PREMIUMS are the cash you give us to buy the policy and keep it in force. The policy is a flexible premium policy that allows you to make premium payments at any time. The initial premium must be at least $50, and all subsequent premiums paid must be at least $25. The minimum premiums that a particular policy may require to remain in force will depend on the policy features.

    When you apply for coverage you establish a schedule of planned periodic premiums. You decide the planned periodic premium you want for your policy. You should consult your registered representative to select an appropriate planned periodic premium.


    The policy will remain in force so long as the cash surrender value is greater than the monthly deductions. Maintaining a certain level of premium payments required by the NO-LAPSE GUARANTEE, as described will also

--------------------------------------------------------------------------------


keep the policy in force. If on any monthly anniversary the cash surrender value is less than the monthly deduction, or the no-lapse guarantee is not in force, there will be a GRACE PERIOD of 61 days. During the grace period you will have to pay at least the amount of the premium due. The amount of the premium due will be equal to the amount of money required to keep the policy in force during the grace period plus two additional monthly deductions. We will notify you by mail what the amount of this premium will be. If at least this amount is not paid within the grace period, the policy will lapse without value.



    Additional premiums may be paid at any time prior to the insured attaining age 100. No premiums may be paid after the insured attains age 100. However, we reserve the right to limit the number and amount of additional premiums. No premiums will be accepted which exceed the guideline premium limits under section 7702 of the Internal Revenue Code. Under some circumstances we may require evidence that the primary insured, or insureds, are still insurable.


    If a premium payment increases the net amount at risk, we may decide whether or not to accept the premium based on our underwriting procedures. If we decide to underwrite, the premium is put into a suspense account until the underwriting has been completed.


    If all or a portion of a premium payment will cause the policy to become a MODIFIED ENDOWMENT CONTRACT (MEC), we will apply the portion of the premium which is under the MEC limit. We will inform you that a portion of your premium will create a MEC. If you are willing to accept a MEC, we will apply the remaining premium to the policy. If you are not willing to accept a MEC, we will refund the remaining premium to you. Please see "Tax Considerations" for additional tax information including a discussion of a MEC and its associate tax consequences.


    Any premium over $2,000,000 will not be accepted without prior company approval

    All premiums are payable at:

    Conseco Variable Insurance Co. Service Center
    PO Box 952282
    St. Louis, MO 63195-2282

WAIVER OF PLANNED PERIODIC PREMIUM RIDER


    You can add a Waiver of Planned Periodic Premium Rider at policy issue. This rider is available to primary insureds aged 15 to 55, although it may not be available for all risk classifications, in conjunction with other riders, or in all states. This rider will only pay your planned periodic premium in the event you become disabled and meet the criteria of the rider. This is how the rider works:


    o Benefits will apply if the primary insured's total disability begins before age 65 and continues for at least 6 months.

    o Any scheduled planned periodic premium is waived. An equal premium, up to a maximum of $25,000 per month, will be credited to the policy on each monthly anniversary date. Premiums paid during first 6 months of total disability are refunded to the policy owner or payer.

    o Benefits continue only during the insured's disability for a maximum of two years or to the insured's 65th birthday.

    o All monthly deductions will continue to be made while benefits are being paid under this rider.


    o If the cash surrender value is not sufficient to cover the monthly deductions, the policy will enter the grace period and if no further premium payments are made, the policy and rider will terminate.

    o If the covered insured is no longer disabled, and you do not resume premium payments, your policy may lapse if the cash surrender value becomes insufficient to cover the monthly deductions.

    o Consult your rider contract for important provisions and restrictions for this coverage.

WHAT WE WILL DO WITH YOUR MONEY

WHEN YOU BUY A NEW POLICY

    o We will temporarily put money in our general account within 2 days of receiving it.

    o Money will remain in the general account through the underwriting process. We set the POLICY DATE once underwriting is complete and any policy delivery requirements have been met. The policy date is the effective date of the coverage.

ON THE POLICY DATE

    o The amount of the initial premium, less the premium expense charge and any monthly deduction that has accrued since the issue date, plus interest, is credited to the policy's accumulation value.

BETWEEN THE POLICY DATE AND THE END OF THE FREE LOOK PERIOD

    o The location of your money depends on the free look provision in your state.

    o If the free look provision permits the refund of your accumulation value as of the policy date, the money

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                                              CONSECO VARIABLE INSURANCE COMPANY

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        is invested on the policy date in the investment portfolios you select.


    o If the free look provision requires a refund of your premium, then the money that you allocate to the FIXED ACCOUNT is put in the fixed account as of the policy date. The money that you allocate to the investment portfolios is invested in the Conseco Money Market account as of the policy date. At the end of the FREE LOOK PERIOD plus five days (to allow for policy delivery), the money is moved from the Conseco Money Market Account to the investment portfolios that you select. The free look provision is the length of time you have to examine the policy and cancel it, if you wish, without surrender charges.


FOR CANCELLATIONS DURING THE FREE LOOK PERIOD

    o If the policy is cancelled within 10 days (a longer time period may apply in some states) after receiving it, we will return the amount of money required by your state. Please check your policy for the amount that will be refunded.

    o A surrender charge will not be assessed if the policy is cancelled during the free look period.

AFTER THE FREE LOOK PERIOD HAS EXPIRED

    o We will allocate any premium you pay as you direct as of the business day we receive it. A business day is any day the New York Stock Exchange is open until 3:00 PM Central Standard Time.

    o The initial premium and each subsequent premium cannot be invested in more than 20 different portfolios, with a minimum of 5% allocated to each choice.

    o You can have your money invested in as many investment portfolios as you desire.

    o We will allocate future premium payments in the same way as your first premium payment, unless you direct us otherwise.


    o AND REMEMBER, you can always change your future allocations, except that there are limitations to moving your money out of the fixed account, and you may incur transfer fees for transfers between portfolios.


IF WE DECIDE NOT TO INSURE YOU

    o We will return your premium without interest, regardless of how long we hold it.

GRACE PERIOD

    Your policy includes a feature known as the Grace Period. Your policy will stay in force as long as your cash surrender value is sufficient to pay the monthly deductions, which are taken out on the monthly anniversary. We will mail you a notice if the cash surrender value is not enough to pay the deductions. This notice will specify the premium required to keep the policy in force. You will have 61 days from the time the notice is mailed to you to send us the required payment. This is called the Grace Period.

    If you do not send in the required payment your policy will lapse without value. You may be able to reinstate the policy within 5 years after the end of the grace period if the insureds are still alive. The reinstatement privilege is subject to our underwriting rules.

NO-LAPSE GUARANTEE

    Your policy includes a feature known as the no-lapse guarantee premium requirement. This feature relates to the Grace Period.

    We will establish the appropriate NO-LAPSE MONTHLY PREMIUM at the time you apply for coverage. This premium may change for subsequent months if certain policy changes are made. On each monthly anniversary, during the first five years you own the policy, we will test to make sure that the total premiums paid less any partial withdrawals, loans and loan interest is greater than the cumulative no-lapse guarantee premium requirement. If the test is satisfied, your policy will not lapse during the first five policy years, even if the cash surrender value is less than the monthly policy deductions.

    The purpose of the no-lapse guarantee feature is to protect you from the cash surrender value of the policy during the early years being insufficient to pay the monthly policy deductions. This guarantee terminates on the monthly anniversary when the cumulative premium test first fails.

    If, and only if, the policy lapses and is reinstated during the no-lapse period, the policy owner may reinstate the no-lapse guarantee if the no-lapse guarantee was in effect three months prior to the date of the lapse and on the date of reinstatement, the policy owner pays sufficient premiums such that the sum of premiums paid to date, less any partial withdrawals, loans and loan interest, equals or exceeds the no-lapse premium multiplied by the number of policy months between the issue date and the date of the lapse. The effective date of the reinstatement is the next monthly anniversary following Conseco's approval of the reinstatement. The accumulation value at the time of reinstatement equals the accumulative value at the time of termination, less past due charges during the grace period,

--------------------------------------------------------------------------------

plus the premium paid at the time of reinstatement. The surrender charge will be based on the number of policy years form the original issue date.

    If you make changes to the policy after issue, the no-lapse premium for subsequent months may change. We will send you notice of the new no-lapse premium. We do not reduce the no-lapse premium if Specified Amount Decreases are made.

ACCUMULATION VALUE

    The Accumulation Value of your policy is the sum of all investments in the various portfolios, plus the funds in the fixed account, plus the loan account. ACCUMULATION UNITS, which represent shares in an investment portfolio, are an accounting technique to keep track of investment portfolios. The Accumulation Value can increase or decrease depending on the actual performance of the investment options you choose and the crediting rate on our fixed account.

    We determine the value of an accumulation unit any day the New York Stock Exchange is open. This value is determined by multiplying the accumulation unit value for an investment portfolio for the previous period by a factor for the current period. The factor is determined by dividing the value of an investment portfolio share at the end of the current period (and any charges for taxes) by the value of an investment portfolio share for the previous period.

    The value of an accumulation unit will increase or decrease daily.

    We credit your investment portfolios with accumulation units when you allocate a premium payment to an investment portfolio. We also adjust the accumulation units for transfers and withdrawals. The number of accumulation units credited is determined by dividing the amount of the net premium allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.

    We deduct accumulation units from your policy to pay monthly policy charges. We make these deductions pro-rata from the investment portfolios and the fixed account.

INVESTMENT PORTFOLIOS


    Your policy currently offers fifty-eight (58) investment portfolios plus our fixed account. The portfolios are listed in the next section. We may not always offer the current portfolios and additional portfolios may be available in the future.

    There is an individual prospectus that describes each portfolio. You should read the prospectuses for these investment portfolios carefully. If you do not have the fund prospectuses and need a copy, call us at (866) 479-0552. A summary of the investment objectives and strategies for each portfolio is in another section. If you want to read about these now, please turn to Appendix A.


    The investment objectives and policies of some investment portfolios are similar to the investment objectives and policies of other mutual funds managed by the same investment advisers. Although the policies and objectives may be similar, the investment results of the investment portfolios may be higher or lower than the results of other such mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the portfolios have the same investment advisers.

    A portfolio's performance may be affected by risks specific to certain types of investments in the portfolio, such as foreign securities, derivative investments, non-investment grade debt securities, securities invested in initial public offerings (IPO's), or companies with relatively small market capitalizations. Purchasing IPO's and other investment techniques may have a magnified impact on a portfolio with a small asset base. A portfolio may not experience similar performance as the assets grow.

INVESTMENT PORTFOLIOS


THE ALGER AMERICAN FUND
MANAGED BY FRED ALGER MANAGEMENT, INC.
  o  Alger American Growth Portfolio
  o  Alger American Leveraged AllCap Portfolio
  o  Alger American MidCap Growth Portfolio
  o  Alger American Small Capitalization Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
  o  VP Income & Growth Fund
  o  VP International Fund
  o  VP Value Fund

BERGER INSTITUTIONAL PRODUCTS TRUST
MANAGED BY BERGER FINANCIAL GROUP LLC
  o  Berger IPT-Growth Fund
  o  Berger IPT-International Fund
  o  Berger IPT-Large Cap Growth Fund
  o  Berger IPT-Small Company Growth Fund

CONSECO SERIES TRUST
MANAGED BY CONSECO CAPITAL MANAGEMENT, INC.
(CONSECO CAPITAL MANAGEMENT, INC. IS AN AFFILIATE
OF CONSECO VARIABLE INSURANCE COMPANY)


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  o  Balanced Portfolio
  o  Conseco 20 Focus Portfolio
  o  Equity Portfolio
  o  Fixed Income Portfolio
  o  Government Securities Portfolio
  o  High Yield Portfolio
  o  Money Market Portfolio

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (INITIAL SHARES) MANAGED BY THE DREYFUS CORPORATION-SUBADVISED BY NCM CAPITAL
MANAGEMENT GROUP, INC.

DREYFUS STOCK INDEX FUND (INITIAL SHARES)
MANAGED BY THE DREYFUS CORPORATION
AND MELLON EQUITY ASSOCIATES

DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS VIF")
MANAGED BY THE DREYFUS CORPORATION
  o  Dreyfus VIF Disciplined Stock Portfolio
  o  Dreyfus VIF International Value Portfolio

FEDERATED INSURANCE SERIES
MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
  o  Federated High Income Bond Fund II (Primary Shares)
  o  Federated Utility Fund II

MANAGED BY FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.
  o  Federated International Equity Fund II
  o  Federated International Small Company Fund II

FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
MANAGED BY U.S. BANCORP ASSET MANAGEMENT, INC.
  o  First American Large Cap Growth Portfolio
  o  First American Mid Cap Growth Portfolio

INVESCO VARIABLE INVESTMENT FUNDS, INC.
MANAGED BY INVESCO FUNDS GROUP, INC.
  o  INVESCO VIF- Core Equity Fund (formerly Equity Income Fund)
  o  INVESCO VIF-Financial Services Fund
  o  INVESCO VIF-Health Sciences Fund
  o  INVESCO VIF-High Yield Fund
  o  INVESCO VIF-Real Estate Opportunity Fund
  o  INVESCO VIF-Technology Fund
  o  INVESCO VIF-Telecommunications Fund

JANUS ASPEN SERIES
MANAGED BY JANUS CAPITAL MANAGEMENT LLC
  o  Aggressive Growth Portfolio (Institutional Shares)
  o  Growth Portfolio (Service Shares)
  o  Worldwide Growth Portfolio (Service Shares)

LAZARD RETIREMENT SERIES, INC.
MANAGED BY LAZARD ASSET MANAGEMENT
  o  Lazard Retirement Equity Portfolio
  o  Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC.
MANAGED BY LORD, ABBETT & CO.
  o  Growth & Income Portfolio

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.
  o  Limited Maturity Bond Portfolio
  o  Midcap Growth Portfolio
  o  Partners Portfolio

PIONEER VARIABLE CONTRACTS TRUST (CLASS II SHARES)
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.
  o  Pioneer Equity Income VCT Portfolio
  o  Pioneer Europe VCT Portfolio
  o  Pioneer Fund VCT Portfolio

RYDEX VARIABLE TRUST
MANAGED BY RYDEX GLOBAL ADVISORS
  o  Nova Fund
  o  OTC Fund
  o  U.S. Government Money Market Fund

SELIGMAN PORTFOLIOS, INC.
MANAGED BY J. & W. SELIGMAN & CO. INCORPORATED
  o  Seligman Communications and Information Portfolio (Class 2)
  o  Seligman Global Technology Portfolio (Class 2)

STRONG OPPORTUNITY FUND II, INC.
ADVISED BY STRONG CAPITAL MANAGEMENT, INC.
  o  Strong Opportunity Fund II

STRONG VARIABLE INSURANCE FUNDS, INC.
ADVISED BY STRONG CAPITAL MANAGEMENT, INC.
  o  Strong Mid Cap Growth Fund II

VAN ECK WORLDWIDE INSURANCE TRUST
MANAGED BY VAN ECK ASSOCIATES CORPORATION
  o  Worldwide Bond Fund
  o  Worldwide Emerging Markets Fund
  o  Worldwide Hard Assets Fund
  o  Worldwide Real Estate Fund


VOTING RIGHTS

    We are the legal owner of the investment portfolio shares. However, when an investment portfolio solicits proxies in conjunction with a vote of its shareholders, we will send you and other owners written instructions on how to vote their shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions timely received. Should we determine

--------------------------------------------------------------------------------

that we are no longer required to follow this voting procedure, we will vote the shares ourselves.

SUBSTITUTION

    We may, in the interest of policyowners, deem it necessary to discontinue one or more of the investment portfolios or substitute a new portfolio for one of the investment portfolios you have selected with another investment portfolio. We will notify you of our intent to do this. We will obtain prior approval from the Securities and Exchange Commission or satisfy other legal requirements before any substitution is made.

THE FIXED ACCOUNT

    You can put your money in the fixed account. If you select the fixed account, your money will be placed with our other general account assets. The fixed account option may not be available in your state. The fixed account offers a guaranteed rate of 4% annually. We may credit a higher current rate at our discretion. Such current rates will be guaranteed for a premium or transfer allocation for one year. Different current interest rates may apply to premiums or transfer allocations made on different dates. At certain times we may offer enhancements to certain deposits to the fixed account under terms of a separate enhanced dollar cost averaging service agreement.

TRANSFERS

    After making your original investment choices, you can transfer money among the accounts. Transfer requests must be in writing, or via telephone or the Internet if we have appropriate authorization. Here are the rules for transferring money among the accounts:

TRANSFERS FROM ANY INVESTMENT PORTFOLIO INTO THE FIXED ACCOUNT OR AMONG THE INVESTMENT PORTFOLIOS

    o   Currently there are no limits imposed on the number of transfers.

    o You can make up to 12 transfers each policy year without paying a transfer fee.

    o You may be required to pay a $25 transfer fee for every transfer after the twelfth. Currently there is no transfer charge for transfers.

    o The minimum transfer amount is $100 or the entire remaining balance of an investment portfolio. The $100 minimum does not apply if transfers are made pursuant to a dollar cost averaging program, an asset rebalancing program, or at the end of a free look period.

TRANSFERS FROM THE FIXED ACCOUNT INTO THE INVESTMENT PORTFOLIOS

    o   You can make only one such transfer each policy year.
    o   Fees for transfer are discussed above.
    o The maximum amount you can transfer is the greater of $500 or 25% of the fixed account value.

    o There may be additional limits on transfers out of the fixed account imposed by special service agreements on some premiums.


YOUR RIGHT TO MAKE TRANSFERS

    o Your right to make transfers is subject to modification if we determine, in our sole opinion, that the exercise of the right by one or more owners is, or would be, to the disadvantage of other owners. In any such case, restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right considered by us to be to the disadvantage of the owners.

    o A modification could be applied to transfers to, or from, one or more of the investment portfolios and could include, but is not limited to (1) the requirement of a minimum time period between each transfer, (2) not accepting a transfer request from an agent under a power of attorney on behalf of more than one owner, or (3) limiting the dollar amount that may be transferred among investment portfolios at any one time.

    o We reserve the right, at any time, and without written notice to any party, to terminate, suspend or modify the transfer privilege.

TELEPHONE/INTERNET TRANSFERS


    You can make transfers by telephone and in some cases over the Internet. (Check with your registered representative). Telephone and Internet transfers are subject to our administrative approval including a written request to use these rules and procedures. You can also authorize someone else to make transfers for you. We will use reasonable procedures to confirm that instructions given to us by telephone are genuine. All telephone calls will be recorded and the caller will be asked to produce personalized data about the owner before we will make a telephone transfer. Personalized data will also be required for Internet transfers. We will send you a written confirmation of the transfer. If we fail to use such procedures we may be liable for any losses due to unauthorized or fraudulent instructions.


    Your policy is not designed for market timing strategies by owners or third parties. However, we may

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                                                                  2002 ACCOUNT L

                                                         VARIABLE UNIVERSAL LIFE


--------------------------------------------------------------------------------

authorize certain third party transfer programs at our discretion.


EXCESSIVE TRADING LIMITS

   We reserve the right to limit transfers in any Contract year, or to refuse any transfer request for a Contract owner, or a third party advisor acting under a Limited Power of Attorney, if:

    o we believe, in our sole discretion, that excessive trading by the Contract owner, or a specific transfer request, submitted by a third party advisor, or a group of transfer requests, may have a detrimental effect on the accumulation unit values of any subaccount or the share prices of any portfolio or would be detrimental to other Contract owners; or

    o we are informed by one or more portfolios that they intend to restrict the purchase of portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the price of portfolio shares.

   We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract owners.


DOLLAR COST AVERAGING PROGRAM


    The DOLLAR COST AVERAGING program allows you to systematically transfer a set amount monthly from the Conseco Series Trust Money Market Portfolio to any of the other investment portfolio(s). By investing this way, you buy more shares when share prices are down and fewer when share prices go up. This strategy can help lower the average price you pay for your shares.


    You must have at least $2,000 in the Money Market Portfolio to start the dollar cost averaging program.

    Planned dollar cost averaging transfers will be made on the same business day of the month. Dollar cost averaging will end when the value in the Money Market Portfolio is zero or you terminate the Dollar Cost Averaging program. You may cancel the Dollar Cost Averaging program at any time.

    There is no additional charge for this program. However, we reserve the right to charge for this program in the future. We reserve the right, at any time and without prior notice, to terminate, suspend or modify this program.

    Dollar cost averaging does not assure a profit and does not protect against loss in declining markets.

    We may offer special dollar cost averaging programs for specific deposits to the fixed account. Any such programs may have restrictions and will be offered by means of a separate service agreement.

    The dollar cost averaging program is not available in conjunction with the asset rebalancing program.

ASSET REBALANCING PROGRAM

    Once your money has been allocated among the investment portfolios, the market performances of each portfolio will cause the percentages of total accumulation values in various investment portfolios to change. You can direct us to automatically rebalance your contract values to return to your desired percentage allocations. You can tell us whether to rebalance quarterly, semi-annually or annually. We will measure these periods from the date you select. You must use whole percentages for the asset REBALANCING program. You can discontinue the asset rebalancing program at any time. You can request changes to your asset rebalancing program at any time in writing or through telephone or Internet access, which we must receive before the next rebalancing date. If you participate in the rebalancing program, the transfers made under the program are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the rebalancing program. We reserve the right, at any time and without prior notice, to terminate, suspend or modify this program. Asset rebalancing transfers do not occur if the transfers would be less than $50. Asset Rebalancing requires a minimum accumulation balance of $5,000 to start the program.

    The asset rebalancing program is not available in conjunction with the dollar cost averaging program.

ASSET ALLOCATION PROGRAM

    You may want help managing your investments in your policy. Certain investment advisers have made arrangements with us to provide such services to you. We have not made any independent investigation of these advisers and are not endorsing such programs. You may be required to enter into an advisory agreement with your investment adviser to have fees paid out of your policy.

    We will make a partial withdrawal from the value of your contract to pay for the services of the investment adviser. These withdrawals will be treated like any other distribution and may be included in gross income for federal income tax purposes. Additionally, any withdrawals for this purpose may be subject to a surrender charge. You should consult with a tax adviser regarding the tax treatment of the payment of investment adviser fees from your policy. A partial withdrawal under Death Benefit Option A may decrease the Specified Amount.


DEATH BENEFIT


    The primary purpose of the policy is to provide death benefit protection on the life of the insured. When the

--------------------------------------------------------------------------------


primary insured dies, we will pay the death proceeds to your beneficiaries

    o The death proceeds we will pay is equal to: (the death benefit) plus (proceeds from the riders) minus (policy debt) minus (charges to keep policy from lapsing during grace period - if policy is in grace period) plus (interest of at least 3% on the net proceeds from the date of death until the day we pay the death benefit). Some states may require a higher rate than the 3%.


    o The amount of the death benefit depends on: the specified amount, the cumulative premiums paid, withdrawals made, the accumulation value on the date of death, the death benefit option elected at the time of death, and the death benefit qualification test selected.

    o   The death benefit option choices are:

        1.  Option A: the specified amount

        2. Option B: the specified amount plus the accumulation value of the policy

        3. Option C: the specified amount plus the total premiums paid minus total withdrawals (not including surrender charges) from the policy. The Death Benefit Option is a choice you make that determines the relationship between your specified amount and the death benefit. Chart 2 graphically demonstrates the following choices.

    o   The default Death Benefit Option is Option A.

CHANGING YOUR DEATH BENEFIT OPTION

    After the first policy year you can change your death benefit option. These are the rules:

    o   You must submit a written request.

    o Your change will be effective as of the next monthly anniversary date after any necessary underwriting has been completed.

    o A Death Benefit Option change will affect the monthly cost of insurance charge because the cost of insurance varies with the Net Amount at Risk.

    o   You cannot change to or from Option C.

    o If you change from Option A to Option B, your new specified amount will equal the specified amount immediately before the change less the accumulation value on the date it is effective. Underwriting approval may be required to make this change. This change will result in a pro-rata surrender charge based upon the decrease in specified amount.

    o If you change from Option B to Option A, your new specified amount will equal the specified amount immediately before the change plus the accumulation value on the date is it effective.


    o Some death benefit option changes may require us to return a part of your premiums or for you to make a withdrawal to ensure that the policy will still qualify as life insurance. We may refuse changes that either violate the Internal Revenue Code definition of a life insurance contract or cause your policy to become a modified endowment contract
        (MEC) unless you clearly understand and authorize such changes. Please see "Tax Consequences" for additional tax information and a discussion of MEC.


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                                                                  2002 ACCOUNT L

                                                         VARIABLE UNIVERSAL LIFE


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CHART 2 - DEATH BENEFIT OPTIONS

This chart demonstrates the three death benefit options available to you under this policy


OPTION A - Death Benefit = The Specified Amount



                         [GRAPH WITH PLOT POINTS]





OPTION B - Death Benefit = The Specified Amount + The Accumulation Value of the Poicy





                         [GRAPH WITH PLOT POINTS]


OPTION C - The Specified Amount + Total Premiums Paid-Total Withdrawals (n/l Surrender Charges)





                         [GRAPH WITH PLOT POINTS]





*NAR = Net Amount At Risk          **AV = Accumulation Value

--------------------------------------------------------------------------------

The option that you select will depend on what is more important to you - building the accumulation value of your policy, or providing for a large death benefit. You should consult your registered representative to help you select the appropriate option for your financial goals.

    The guideline minimum death benefit is the minimum death benefit your policy must have to qualify as life insurance under section 7702 of the Internal Revenue Code. The policy has two death tests to determine the guideline minimum death benefit - the cash value accumulation test and the guideline premium test. You must choose a test on your application and you can never change your test.

    If you do not want limits (subject to company minimums and maximums and the policy becoming a MEC) on the amount of premium you can pay into the policy, the CASH VALUE ACCUMULATION TEST is usually the best choice. Under the CASH VALUE ACCUMULATION TEST, the minimum death benefit is the accumulation value of your policy times a net single premium factor. The appropriate net single premium factors are listed in your policy.


    The guideline premium test will usually result in a lower minimum death benefit than the cash value accumulation test. Your choice depends on the premiums you want to pay. The guideline premium test is the default test for your policy, and historically has been the more popular choice. Under the guideline premium test, the guideline minimum death benefit is the accumulation value of your policy times a death benefit percentage. The death benefit percentage varies by the attained age of the insured at the start of the policy year. The death benefit percentages are listed in Appendix B. These percentages start at 250% for a person younger than 40 and decrease to 101% as the age increases.


    Under all combinations of Death Benefit Options and guideline premium test, your death benefit will be the greater of:

    o the specified amount of the policy at the time of death, as shown on the most current policy face page. (for Option C, the specified amount plus the sum of the premiums paid minus the sum of the partial withdrawals, which could be less than the specified amount), or


    o   the guideline minimum death benefit, or


    o   the death benefit under the death benefit option elected.

CHANGING YOUR SPECIFIED AMOUNT


    You may wish to make changes to your specified amount while your policy is in force. Changes in family status and/or your financial situation are common reasons for changing your specified amount. Some changes, like a new child or home, may increase your need for coverage. Other changes, like retirement or restrictive finances may cause you to decrease your coverage. Your registered representative can help you assess how you might want to change your specified amount as your circumstances change.


    You may increase or decrease your policy's specified amount any time after the first policy anniversary. These are the rules:

    o   Your request must be in writing.

    o   The policy must be in force.

    o   You can make only 1 increase and 1 decrease per policy year.

    o   Increases may require underwriting approval.


    o We can refuse a change less than $25,000. The minimum change requirement may be waived in certain situations, like a group arrangement.


    o The change will become effective as of the first monthly anniversary after we receive (or approve, if underwriting is required) your request.

    o If the insured is not the owner, the insured must agree to the change as well.

    o The death benefit may change with a change in the specified amount. The amount of death benefit change will depend on the death benefit option and the current death benefit in relationship to the specified amount.

    o Changes in the specified amount can change the net amount at risk. Changes in the net amount at risk will affect the cost of insurance charge.

    o After a change in specified amount, we will send you a new policy face page.

    o Some specified amount changes may require us to return a part of your premiums or for you to make a withdrawal to ensure that the policy will still qualify as life insurance. We may refuse changes that either violate the Internal Revenue Code definition of life insurance or cause your policy to become a MEC unless you clearly understand and authorize such changes. Please see "Tax Considerations" for additional tax information.


    o A decrease that follows an increase is assumed to decrease the prior increase(s) before decreasing the initial specified amount.

    o After any specified amount change, the specified amount must still meet the minimum specified amount of the policy.

    o A decrease in specified amount will result in a portion of the surrender charge being assessed.

26
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                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2002 ACCOUNT L

                                                         VARIABLE UNIVERSAL LIFE


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HOW DEATH PROCEEDS ARE PAID


   We calculate the death proceeds as follows:

    o The death benefit as of the end of the valuation period, defined as the period between the close of the New York Stock Exchange ("NYSE") and the close of the NYSE on the next succeeding date the NYSE is open, when death occurs (plus)

    o   Benefits from the riders as of the date of death (minus)

    o   Outstanding loans and loan interest as of the date of death.

    We need two things to process a death claim:

    o A death certificate proving the insured died while the policy was in force.


    o   Payment instructions.


    Death proceeds are usually paid within seven days after we receive all necessary information that the death of the insured has occurred; all account values in the investment portfolios will be transferred from the investment portfolios and fixed account to our general account pending disbursement.


MISSTATEMENTS IN AGE OR SEX

    The amount of the death proceeds may be increased or decreased if it has been discovered at the time of paying the death proceeds that there was an error concerning the age or sex of the insured at the time the application was taken. Please refer to policy for further details.


BENEFICIARY

    The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the policy is issued. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If there is an irrevocable beneficiary, the owner needs consent from the irrevocable beneficiary for all transactions except for payment of premiums and loan repayments.

ASSIGNMENT


    You can ASSIGN the policy at any time during your lifetime. To assign a policy means to temporarily or permanently transfer policy ownership rights to another party. We will not be bound by the assignment until we receive proper written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the policy before we receive notice of the assignment. If there is an assignment, the owner needs consent from the Assignee(s) for all transactions except for payment of premiums and loan repayments. AN ASSIGNMENT MAY BE A TAXABLE EVENT. Please see "Tax Considerations" for additional tax information.


RIDERS


RIDERS YOU CAN ADD TO YOUR POLICY


    RIDERS provide extra benefits or increase the flexibility of your policy. Riders allow you to customize coverage to meet your specific needs. Some of the riders have an additional cost. Not all riders are available in every state and some riders may only be added when you first apply for your policy.

    Sometimes adding riders to your policy provides additional coverage at a lower cost than separate policies. However, this is not always the case. Your registered representative can help you use riders to ensure that the policy meets your specific needs including costs and coverage limits.

    Here is a current list of available riders:


    o No Lapse Guarantee Rider: This rider ensures that your policy will remain in force, regardless of accumulation value, 20 or 30 years depending on the length of the time you select if you pay a required level of premiums, net of loans, loan interest, and withdrawals. The rider is effective on the policy date and if its terms are met, it will supercede the five-year, no lapse guarantee built into the policy. The availability of this rider may be subject to limitation.

    o Accelerated Death Benefit Rider: This rider gives you access during your lifetime to a percentage of the policy death benefit if you are diagnosed with a terminal illness.


    o Life Insurance Protection Rider (LIPR): This rider provides additional coverage for a cost of insurance lower than the base policy rate.


    o Reduced Protection Rider: Ensures your policy will remain in force, at a reduced level, under certain circumstances when your cash surrender value gets very low and you have outstanding policy loans.



    o   Spouse Rider: Provides term insurance for the spouse of the insured.

--------------------------------------------------------------------------------

    o Children's Level Term Insurance Rider: Provides term insurance for the children of the insured.

    o Unemployment Waiver of Cost of Insurance Rider: Waives the monthly deduction if the insured is unemployed.

    o Waiver of Planned Periodic Premium Rider: Credits the planned periodic premium to the Policy if the insured is disabled. The benefit is limited for a certain period of time.

    o Accidental Death Rider: Provides additional insurance coverage if the insured dies in certain types of accidents.


    o Exchange of Insured Rider: Allows certain corporate owned policies to change the named insured, subject to underwriting requirements. A change of insured is a taxable event.


    o Disability Income Rider: Provides a monthly income if the insured becomes disabled. The benefit is limited for a certain period of time.

    o Guaranteed Insurability Rider: Allows for specified amount increases at certain times without underwriting.




TAX CONSIDERATIONS

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policy should satisfy the applicable requirements. There is a risk, however, that the Service will not concur with our interpretations of section 7702. If the Service determines that the policies do not comply with that section, they would not qualify for the favorable tax treatment usually accorded life insurance contracts. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

    In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the policies do not give policy owners investment control over Separate Account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the Separate Account assets supporting the policy.

    In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Investment Portfolios, will satisfy these diversification requirements.

    The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. We believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

    Generally, the policy Owner will not be deemed to be in constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a Modified


28
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                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2002 ACCOUNT L

                                                         VARIABLE UNIVERSAL LIFE


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Endowment Contract. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

    (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

    (2) Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

    (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary.

    If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax adviser should be consulted about such loans.

    Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the policy is generally your aggregate Premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOANS. In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

    Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

    MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

    ACCELERATED DEATH BENEFIT RIDER. The tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.

    CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the policy after the insured attains age 100 are unclear. You should consult a tax adviser if you intend to keep the policy in force after the insured attains age 100.

    ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the policy owner is subject to that tax.

    BUSINESS USES OF POLICY. Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such

--------------------------------------------------------------------------------


plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

    OTHER TAX CONSIDERATIONS. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

    POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the policy.

    OUR INCOME TAXES. Under current Federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

    Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


ACCESS TO YOUR MONEY

    You can take out a loan from us using your policy as collateral. You can take out part of your policy's cash surrender value through withdrawals or all of the cash surrender value by surrendering your policy.

    Loans, withdrawals, and surrenders may create taxable income. Also, loans or withdrawals may make your policy vulnerable to lapsing. If your policy would lapse with an outstanding loan, there could be adverse tax consequences. Consult your tax adviser.

LOANS

    You may borrow against the accumulation value in your policy. Here are the rules:

    o   You may take a loan any time after the free look period.

    o Loans can be initiated by written request (or by telephone or internet if we have a telephone/Internet authorization form on file).

    o   You can take as many loans as you like.

    o   The minimum amount of any loan is $500.

    o When you take a policy loan, we transfer the loan amount from the investment portfolios you selected (or pro-rata from all investment portfolios and fixed account, if you make no election) to a LOAN ACCOUNT.

    o The amount of a new loan may not exceed 90% of the accumulation value less applicable surrender charges, less the outstanding loan account and loan interest.

    o Loans are charged interest at a rate that varies depending on the classification of the loan.

    o These rates are listed in the policy and will not be greater than 6.5%. This interest is charged for the past year on the policy anniversary.

    o If you do not pay the loan interest on the policy anniversary, we will transfer to the loan account the amount by which the interest due exceeds the interest that has been credited on the loan account.

    An outstanding loan has a permanent effect on your policy. Your registered representative can help you use the policy loan feature.

    o   Amounts in the loan account earn fixed returns.

    o The amount of interest you earn on the loan account may be less than you could have earned from the fixed account or in an investment portfolio.

    o This could lower your policy's accumulation value, which could reduce the amount of the death benefit.

    o Funds in the loan account are not available to pay any policy charges. This could put your policy at risk of lapsing. To keep your policy in force you might have to pay additional premium payments.

    o If the insured dies, we will deduct the amount in the loan account plus unpaid interest from the death proceeds before we pay them to your beneficiary.


    o If you surrender your policy, we will deduct the amount in the loan account plus unpaid interest before paying you.


    o Loans against this policy may be paid off any time while the policy is in force. Repayments work like this:


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                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2002 ACCOUNT L

                                                         VARIABLE UNIVERSAL LIFE


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    o   You may make loan payments of any amount.

    o   You may make loan repayments at any time.

    o Any payment, while a loan is outstanding, is considered premium unless you tell us it is a loan payment.

    o When you make a loan payment, we transfer an amount equal to the repayment applied to the loan account pro-rata to the investment portfolios based on your amount in each portfolio.

    o Depending on the allocation of your accumulation value at the time of payment, we may ask you to specify an investment portfolio allocation to apply your payment.

    The loan account of your policy does earn interest, reducing the net cost of your loan. The rate credited varies based on the amount and timing of your loans.

    o   Some loans on the policy are "preferred loans" with a zero net cost.

    o Regular loans have a net cost equal to the rate charged on loan balance less the rate credited to the loan account.

    o   The minimum interest rate credited to the loan account is 4%.

    o During the first 10 policy years, the maximum preferred loan amount is the accumulation value less total premiums paid that haven't been withdrawn.

    o After the first 10 policy years, the preferred amount is the accumulation value.

    o The preferred loan amount is initially determined on the date you first receive a loan and is recalculated on each monthly anniversary after the first loan.

    o The interest rate credited on the loan account up to the preferred amount is the same as the loan interest rate charged.

PARTIAL WITHDRAWALS

    You can withdraw part of your policy's cash surrender value any time after the free look period. The withdrawal feature works like this:

    o You must send us written notice, or authorize via phone or Internet if you have authorized these methods prior to the instruction.

    o   The minimum withdrawal is $500.

    o The maximum withdrawal is the cash value less the remaining loan account. The policy's cash value is the accumulation value less any surrender charge that applies. (Refer to surrender charges section).

    o The minimum remaining specified amount must be at least the required minimum specified amount shown on your schedule page.

    o When you take a withdrawal, we deduct the withdrawal amount from the investment portfolios you select (or pro-rata from all investment and fixed accounts, if you make no election).

    o The accumulation value and cash surrender value will be reduced by the amount of each withdrawal as well as by the amount of any surrender charge imposed.


    o If the insured dies after the withdrawal request, but before it has been processed, we will deduct the withdrawal from the death proceeds.

    A partial withdrawal may have tax consequences. A partial withdrawal may affect the specified amount of your policy. This could affect the death proceeds paid under the policy.

    o If the death benefit option is A, a withdrawal reduces the specified amount by the amount of the withdrawal in excess of the free partial withdrawal, but not including surrender charges.


    o The specified amount is not changed if the death benefit option is B or C.

TOTAL SURRENDER


    You can surrender your policy at any time for its cash surrender value. The policy's cash surrender value is equal to the cash value less any outstanding loans and loan interest. A surrender may have tax consequences. There are some things to remember about surrendering your policy:


    o   You must submit a written request and send us your policy.

    o We will send the policy's cash surrender value. If there is any outstanding surrender charge it is deducted to help cover our costs for underwriting, issue, and distribution of the policy.

--------------------------------------------------------------------------------

ILLUSTRATION OF POLICY VALUES

    In order to show you how the policy works, We created some hypothetical examples. We show a single life policy for a male age 40 and a male age 60. Our hypothetical insureds are in good health, do not smoke and qualify for nonsmoker select rates. The initial and planned periodic premiums are shown in the upper portion of each illustration. The death proceeds, accumulation values and cash surrender values would be lower if the primary insured was in a select (tobacco) or special rate class since the cost of insurance charges would increase.


    There are three illustrations - all of which are based on the above. We also assumed that the underlying investment option had gross rates of return of 12%, 6%, & 0%. This means that the underlying investment option would earn these rates of return before the deduction of the invested portfolio expenses (including the management fees). When these costs are taken into account, the net annual investment return rates are approximately 10.9109%, 4.9109%, and -1.0891%.


    It is important to be aware that this illustration assumes a level rate of return for all years. If the actual rate of return fluctuates over the years instead of remaining level, this may make a big difference in the long-term investment results of your policy. In order to properly show you how the policy actually works, We calculated values for the accumulation value, cash surrender value and the death proceeds. The death proceeds are the death benefit minus any outstanding loans, loan interest accrued, and any applicable riders.


    For these illustrations, we used the charges we described in the expenses section of this prospectus. These charges are (1) premium expense charge, and
(2) monthly deductions, which include administrative, risk, and cost of insurance charges. The values also assume that each investment portfolio will incur expenses annually, which are assumed to be approximately 1.0891% of the average net assets of the investment portfolio. This average is a simple average of the annual expenses of each individual investment in 2001. The expenses of 1.0891% reflect the voluntary waiver of certain advisory fees and/or the reimbursement of operating expenses for certain investment portfolios (as noted in the prospectus for the investment portfolio). If the advisory fees had not been waived and/or if expenses had not been reimbursed, the average expenses would have been approximately 1.29%. The investment advisers currently anticipate that the current waiver and/or reimbursement arrangements will continue through at least 1/1/2003 to the extent necessary to maintain competitive total annual portfolio expense levels as described in the prospectus. Certain advisers have the right to terminate waivers and/or reimbursements at any time at their sole discretion. If the waiver and/or reimbursement arrangements were not in effect, the death proceeds, accumulation values, and the cash surrender values shown in the illustrations below would be lower. The illustration assumes no loans were taken.


    There is also a column labeled "Premiums Accumulated at 5% Interest Per year." This shows how the premium would accumulate if they were invested at 5% per year.

    We will furnish you, upon request, a comparable personalized illustration reflecting the proposed insured's age, rate class, specified amount, and the planned periodic premiums, reflecting both the current cost of insurance and the guaranteed cost of insurance.

    The illustrated investment results are hypothetical. They should not be viewed as representative of past performance nor indicative of future results. Actual investment performance may differ depending upon the investment allocation chosen by the policy owner and the actual return of the investment portfolios selected. The cash surrender value, accumulation value and death proceeds of the policy will vary from those illustrated if the actual rates of return average the assumed investment return rate over a period of years but fluctuate above or below those averages for individual policy years. Presentations may not be made on our behalf that these hypothetical rates of return can be achieved for any one year or sustained for any period of time. Principal return and accumulation unit values will fluctuate and, therefore, the accumulation value and death benefit may vary accordingly. When redeemed, accumulated units may be worth less than original cost.

                                        CONSECO VARIABLE INSURANCE COMPANY
                                  11815 N. PENNSYLVANIA STREET, CARMEL, IN 46032

CONSECO VARIABLE UNIVERSAL LIFE

                                    ILLUSTRATION OF VARIOUS INVESTMENT RETURNS

         Client: John Doe
     Client Age: 40 Male Nonsmoker Select
Initial Premium: $2,635.00 (Annual)
    Substandard: None
         Riders: None
---------------------------------------------------------------------------------------------------------------------------------

               Premiums                           Gross 12.00% (Net 10.9109%)                      Gross 6% (Net 4.9109%)
              Accumulated                      With GUARANTEED Insurance Charges             With GUARANTEED Insurance Charges
                 at 5%        Planned          Cash           Cash           Total           Cash           Cash           Total
  End of     Interest Per    Annualized    Accumulation     Surrender        Death       Accumulation     Surrender        Death
   Year          Year         Premium         Value           Value         Benefit         Value           Value         Benefit
   ----          ----         -------         -----           -----         -------         -----           -----         -------
     1           2,767         2,635          1,537             0           250,000         1,425             0           250,000
     2           5,672         2,635          3,440            805          250,000         3,113            478          250,000
     3           8,722         2,635          5,491           2,856         250,000         4,827           2,192         250,000
     4          11,925         2,635          7,701           5,066         250,000         6,565           3,930         250,000
     5          15,288         2,635          10,084          7,449         250,000         8,324           5,689         250,000
     6          18,819         2,635          12,650         10,542         250,000         10,097          7,989         250,000
     7          22,527         2,635          15,415         13,834         250,000         11,882         10,301         250,000
     8          26,420         2,635          18,397         17,343         250,000         13,675         12,621         250,000
     9          30,508         2,635          21,614         21,087         250,000         15,471         14,944         250,000
    10          34,800         2,635          25,085         25,085         250,000         17,263         17,263         250,000
    11          39,307         2,635          29,290         29,290         250,000         19,444         19,444         250,000
    12          44,039         2,635          33,858         33,858         250,000         21,628         21,628         250,000
    13          49,007         2,635          38,818         38,818         250,000         23,801         23,801         250,000
    14          54,225         2,635          44,204         44,204         250,000         25,947         25,947         250,000
    15          59,702         2,635          50,056         50,056         250,000         28,051         28,051         250,000
    16          65,454         2,635          56,420         56,420         250,000         30,096         30,096         250,000
    17          71,494         2,635          63,349         63,349         250,000         32,066         32,066         250,000
    18          77,835         2,635          70,914         70,914         250,000         33,949         33,949         250,000
    19          84,494         2,635          79,184         79,184         250,000         35,722         35,722         250,000
    20          91,485         2,635          88,240         88,240         250,000         37,356         37,356         250,000
    21          98,826         2,635          98,425         98,425         250,000         38,920         38,920         250,000
    22          106,534        2,635         109,659         109,659        250,000         40,285         40,285         250,000
    23          114,628        2,635         122,077         122,077        250,000         41,399         41,399         250,000
    24          123,126        2,635         135,845         135,845        250,000         42,202         42,202         250,000
    25          132,049        2,635         151,166         151,166        250,000         42,635         42,635         250,000
    26          141,418        2,635         168,292         168,292        250,000         42,632         42,632         250,000
    27          151,256        2,635         187,531         187,531        250,000         42,124         42,124         250,000
    28          161,585        2,635         209,259         209,259        250,000         41,035         41,035         250,000
    29          172,431        2,635         233,639         233,639        273,357         39,264         39,264         250,000
    30          183,820        2,635         260,499         260,499        302,178         36,682         36,682         250,000

           Initial Face Amount:  250,000
Initial Death Benefit Option:  A - Level Death Benefit
       First Year Premium Outlay:  $2,635.00
              State of Issue:  Indiana
Death Benefit Qualification Test:  Guideline Premium
---------------------------------------------------------

            Gross 0% (Net -1.0891%)
       With GUARANTEED Insurance Charges
      Cash           Cash           Total
  Accumulation     Surrender        Death
     Value           Value         Benefit
     -----           -----         -------
     1,314             0           250,000
     2,801            166          250,000
     4,218           1,583         250,000
     5,562           2,927         250,000
     6,831           4,196         250,000
     8,019           5,911         250,000
     9,122           7,541         250,000
     10,138          9,084         250,000
     11,062         10,535         250,000
     11,889         11,889         250,000
     12,967         12,967         250,000
     13,926         13,926         250,000
     14,752         14,752         250,000
     15,428         15,428         250,000
     15,941         15,941         250,000
     16,272         16,272         250,000
     16,408         16,408         250,000
     16,338         16,338         250,000
     16,039         16,039         250,000
     15,484         15,484         250,000
     14,682         14,682         250,000
     13,557         13,557         250,000
     12,053         12,053         250,000
     10,115         10,115         250,000
     7,684           7,684         250,000
     4,700           4,700         250,000
     1,107           1,107         250,000
       -               -              -
       -               -              -
       -               -              -

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN IN THIS ILLUSTRATION ARE FOR ILLUSTRATIVE PURPOSES ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT PERFORMANCE OF THE INVESTMENT PORTFOLIOS SELECTED BY THE OWNER.

No representation can be made by Conseco Variable Insurance Company, the Separate Account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                                        CONSECO VARIABLE INSURANCE COMPANY
                                  11815 N. PENNSYLVANIA STREET, CARMEL, IN 46032

CONSECO VARIABLE UNIVERSAL LIFE

                                    ILLUSTRATION OF VARIOUS INVESTMENT RETURNS

         Client: John Doe
     Client Age: 40 Male Nonsmoker Select
Initial Premium: $ 2,635.00 (Annual)
    Substandard: None
         Riders: None
---------------------------------------------------------------------------------------------------------------------------------

               Premiums                             Gross 12% (Net 10.9109%)                       Gross 6% (Net 4.9109%)
              Accumulated                        With CURRENT Insurance Charges                With CURRENT Insurance Charges
                 at 5%        Planned          Cash           Cash           Total           Cash           Cash           Total
  End of     Interest Per    Annualized    Accumulation     Surrender        Death       Accumulation     Surrender        Death
   Year          Year         Premium         Value           Value         Benefit         Value           Value         Benefit
   ----          ----         -------         -----           -----         -------         -----           -----         -------
     1           2,767         2,635          1,629             0           250,000         1,515             0           250,000
     2           5,672         2,635          3,667           1,032         250,000         3,328            693          250,000
     3           8,722         2,635          5,896           3,261         250,000         5,202           2,567         250,000
     4          11,925         2,635          8,339           5,704         250,000         7,142           4,507         250,000
     5          15,288         2,635          11,019          8,384         250,000         9,151           6,516         250,000
     6          18,819         2,635          13,961         11,853         250,000         11,234          9,126         250,000
     7          22,527         2,635          17,192         15,611         250,000         13,393         11,812         250,000
     8          26,420         2,635          20,745         19,691         250,000         15,634         14,580         250,000
     9          30,508         2,635          24,652         24,125         250,000         17,961         17,434         250,000
    10          34,800         2,635          28,953         28,953         250,000         20,377         20,377         250,000
    11          39,307         2,635          34,169         34,169         250,000         23,304         23,304         250,000
    12          44,039         2,635          39,933         39,933         250,000         26,354         26,354         250,000
    13          49,007         2,635          46,307         46,307         250,000         29,533         29,533         250,000
    14          54,225         2,635          53,355         53,355         250,000         32,843         32,843         250,000
    15          59,702         2,635          61,164         61,164         250,000         36,306         36,306         250,000
    16          65,454         2,635          69,761         69,761         250,000         39,865         39,865         250,000
    17          71,494         2,635          79,242         79,242         250,000         43,530         43,530         250,000
    18          77,835         2,635          89,695         89,695         250,000         47,290         47,290         250,000
    19          84,494         2,635         101,238         101,238        250,000         51,156         51,156         250,000
    20          91,485         2,635         113,986         113,986        250,000         55,112         55,112         250,000
    21          98,826         2,635         128,410         128,410        250,000         59,316         59,316         250,000
    22          106,534        2,635         144,417         144,417        250,000         63,622         63,622         250,000
    23          114,628        2,635         162,214         162,214        250,000         68,045         68,045         250,000
    24          123,126        2,635         182,023         182,023        250,000         72,570         72,570         250,000
    25          132,049        2,635         204,110         204,110        250,000         77,195         77,195         250,000
    26          141,418        2,635         228,688         228,688        274,426         81,937         81,937         250,000
    27          151,256        2,635         255,870         255,870        304,485         86,776         86,776         250,000
    28          161,585        2,635         285,932         285,932        337,400         91,729         91,729         250,000
    29          172,431        2,635         319,178         319,178        373,438         96,798         96,798         250,000
    30          183,820        2,635         355,933         355,933        412,881        101,959         101,959        250,000
             Initial Face Amount: 250,000
 Initial Death Benefit Option:  A - Level Death Benefit
          First Year Premium Outlay:  $2,635.00
               State of Issue:  Indiana
  Death Benefit Qualification Test:  Guideline Premium
---------------------------------------------------------
             Gross 0% (Net -1.0891%)
         With CURRENT Insurance Charges
       Cash           Cash           Total
   Accumulation     Surrender        Death
      Value           Value         Benefit
      -----           -----         -------
      1,401             0           250,000
      3,004            369          250,000
      4,564           1,929         250,000
      6,083           3,448         250,000
      7,563           4,928         250,000
      9,006           6,898         250,000
      10,410          8,829         250,000
      11,781         10,727         250,000
      13,117         12,590         250,000
      14,420         14,420         250,000
      16,060         16,060         250,000
      17,660         17,660         250,000
      19,222         19,222         250,000
      20,742         20,742         250,000
      22,233         22,233         250,000
      23,631         23,631         250,000
      24,939         24,939         250,000
      26,140         26,140         250,000
      27,237         27,237         250,000
      28,207         28,207         250,000
      29,125         29,125         250,000
      29,892         29,892         250,000
      30,513         30,513         250,000
      30,958         30,958         250,000
      31,208         31,208         250,000
      31,270         31,270         250,000
      31,096         31,096         250,000
      30,689         30,689         250,000
      30,024         30,024         250,000
      29,038         29,038         250,000

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN IN THIS ILLUSTRATION ARE FOR ILLUSTRATIVE PURPOSES ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT PERFORMANCE OF THE INVESTMENT PORTFOLIOS SELECTED BY THE OWNER.

No representation can be made by Conseco Variable Insurance Company, the Separate Account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                                        CONSECO VARIABLE INSURANCE COMPANY
                                  11815 N. PENNSYLVANIA STREET, CARMEL, IN 46032

CONSECO VARIABLE UNIVERSAL LIFE

                                    ILLUSTRATION OF VARIOUS INVESTMENT RETURNS

         Client: John Q. Public
     Client Age: 60 Male Nonsmoker Select
Initial Premium: $ 14,965.00 (Annual)
    Substandard: None
         Riders: None
-----------------------------------------------------------------------------------

               Premiums                             Gross 12% (Net 10.9109%)
              Accumulated                      With GUARANTEED Insurance Charges
                 at 5%        Planned          Cash           Cash           Total
  End of     Interest Per    Annualized    Accumulation     Surrender        Death
   Year          Year         Premium         Value           Value         Benefit
   ----          ----         -------         -----           -----         -------
     1          15,713         14,965         8,346             0           500,000
     2          32,212         14,965         17,210          2,245         500,000
     3          49,536         14,965         26,319         11,354         500,000
     4          67,726         14,965         35,630         20,665         500,000
     5          86,826         14,965         45,107         30,142         500,000
     6          106,880        14,965         54,721         42,749         500,000
     7          127,937        14,965         64,451         55,472         500,000
     8          150,048        14,965         74,285         68,299         500,000
     9          173,263        14,965         84,192         81,199         500,000
    10          197,640        14,965         94,111         94,111         500,000
    11          223,235        14,965        104,858         104,858        500,000
    12          250,110        14,965        115,567         115,567        500,000
    13          278,329        14,965        126,082         126,082        500,000
    14          307,958        14,965        136,241         136,241        500,000
    15          339,069        14,965        145,905         145,905        500,000
    16          371,736        14,965        154,966         154,966        500,000
    17          406,036        14,965        163,312         163,312        500,000
    18          442,051        14,965        170,827         170,827        500,000
    19          479,867        14,965        177,347         177,347        500,000
    20          519,574        14,965        182,585         182,585        500,000
    21          561,266        14,965        186,630         186,630        500,000
    22          605,042        14,965        188,425         188,425        500,000
    23          651,007        14,965        187,078         187,078        500,000
    24          699,271        14,965        181,388         181,388        500,000
    25          749,948        14,965        169,749         169,749        500,000
    26          803,158        14,965        149,948         149,948        500,000
    27          859,030        14,965        118,809         118,809        500,000
    28          917,694        14,965         71,716         71,716         500,000
    29          979,292        14,965         1,804           1,804         500,000
    30         1,043,970       14,965           -               -              -
                               Initial Face Amount: 500,000
                     Initial Death Benefit Option: A - Level Death Benefit
                     First Year Premium Outlay: $ 14,965.00
                                  State of Issue: Indiana
                     Death Benefit Qualification Test: Guideline Premium
----------------------------------------------------------------------------------------

            Gross 6% (Net 4.9109%)                        Gross 0% (Net -1.0891%)
      With GUARANTEED Insurance Charges              With GUARANTEED Insurance Charges
      Cash           Cash           Total           Cash           Cash           Total
  Accumulation     Surrender        Death       Accumulation     Surrender        Death
     Value           Value         Benefit         Value           Value         Benefit
     -----           -----         -------         -----           -----         -------
      7,718            0           500,000          7,093            0           500,000
     15,427            462         500,000         13,728            0           500,000
     22,800          7,835         500,000         19,585          4,620         500,000
     29,740         14,775         500,000         24,586          9,621         500,000
     36,153         21,188         500,000         28,656         13,691         500,000
     41,942         29,970         500,000         31,724         19,752         500,000
     47,013         38,034         500,000         33,717         24,738         500,000
     51,262         45,276         500,000         34,559         28,573         500,000
     54,556         51,563         500,000         34,145         31,152         500,000
     56,708         56,708         500,000         32,320         32,320         500,000
     58,128         58,128         500,000         29,368         29,368         500,000
     57,889         57,889         500,000         24,500         24,500         500,000
     55,561         55,561         500,000         17,334         17,334         500,000
     50,653         50,653         500,000         7,443           7,443         500,000
     42,616         42,616         500,000           -               -              -
     30,838         30,838         500,000           -               -              -
     14,578         14,578         500,000           -               -              -
       -               -              -              -               -              -
       -               -              -              -               -              -
       -               -              -              -               -              -
       -               -              -              -               -              -
       -               -              -              -               -              -
       -               -              -              -               -              -
       -               -              -              -               -              -
       -               -              -              -               -              -
       -               -              -              -               -              -
       -               -              -              -               -              -
       -               -              -              -               -              -
       -               -              -              -               -              -
       -               -              -              -               -              -

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN IN THIS ILLUSTRATION ARE FOR ILLUSTRATIVE PURPOSES ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT PERFORMANCE OF THE INVESTMENT PORTFOLIOS SELECTED BY THE OWNER.

No representation can be made by Conseco Variable Insurance Company, the Separate Account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                                        CONSECO VARIABLE INSURANCE COMPANY
                                  11815 N. PENNSYLVANIA STREET, CARMEL, IN 46032

CONSECO VARIABLE UNIVERSAL LIFE

                                    ILLUSTRATION OF VARIOUS INVESTMENT RETURNS

         Client: John Q. Public
     Client Age: 60 Male  Nonsmoker Select
Initial Premium: $ 14,965.00 (Annual)
    Substandard: None
         Riders: None
----------------------------------------------------------------------------------------

               Premiums                             Gross 12% (Net 10.9109%)
              Accumulated                        With CURRENT Insurance Charges
                 at 5%        Planned          Cash           Cash           Total
  End of     Interest Per    Annualized    Accumulation     Surrender        Death
   Year          Year         Premium         Value           Value         Benefit
   ----          ----         -------         -----           -----         -------
     1          15,713         14,965         10,768            0           500,000
     2          32,212         14,965         22,685          7,720         500,000
     3          49,536         14,965         35,562         20,597         500,000
     4          67,726         14,965         49,557         34,592         500,000
     5          86,826         14,965         64,775         49,810         500,000
     6          106,880        14,965         81,511         69,539         500,000
     7          127,937        14,965         99,892         90,913         500,000
     8          150,048        14,965        120,150         114,164        500,000
     9          173,263        14,965        142,542         139,549        500,000
    10          197,640        14,965        167,273         167,273        500,000
    11          223,235        14,965        195,923         195,923        500,000
    12          250,110        14,965        227,849         227,849        500,000
    13          278,329        14,965        263,532         263,532        500,000
    14          307,958        14,965        303,548         303,548        500,000
    15          339,069        14,965        348,360         348,360        500,000
    16          371,736        14,965        397,850         397,850        500,000
    17          406,036        14,965        453,828         453,828        500,000
    18          442,051        14,965        517,038         517,038        542,890
    19          479,867        14,965        586,785         586,785        616,124
    20          519,574        14,965        663,683         663,683        696,867
    21          561,266        14,965        750,289         750,289        787,804
    22          605,042        14,965        845,954         845,954        888,252
    23          651,007        14,965        951,559         951,559        999,137
    24          699,271        14,965       1,068,112       1,068,112      1,121,518
    25          749,948        14,965       1,196,682       1,196,682      1,256,516
    26          803,158        14,965       1,338,378       1,338,378      1,405,297
    27          859,030        14,965       1,494,498       1,494,498      1,569,223
    28          917,694        14,965       1,666,327       1,666,327      1,749,643
    29          979,292        14,965       1,855,393       1,855,393      1,948,162
    30         1,043,970       14,965       2,063,187       2,063,187      2,166,347

                          Initial Face Amount: 500,000
              Initial Death Benefit Option: A - Level Death Benefit
                     First Year Premium Outlay: $ 14,965.00
                             State of Issue: Indiana
               Death Benefit Qualification Test: Guideline Premium
--------------------------------------------------------------------------------------

           Gross 6% (Net 4.9109%)                        Gross 0% (Net -1.0891%)
       With CURRENT Insurance Charges                With CURRENT Insurance Charges
     Cash           Cash           Total           Cash           Cash           Total
 Accumulation     Surrender        Death       Accumulation     Surrender        Death
    Value           Value         Benefit         Value           Value         Benefit
    -----           -----         -------         -----           -----         -------
    10,069            0           500,000         9,372             0           500,000
    20,605          5,640         500,000         18,614          3,649         500,000
    31,323         16,358         500,000         27,426         12,461         500,000
    42,280         27,315         500,000         35,854         20,889         500,000
    53,461         38,496         500,000         43,872         28,907         500,000
    65,029         53,057         500,000         51,628         39,656         500,000
    76,952         67,973         500,000         59,066         50,087         500,000
    89,286         83,300         500,000         66,219         60,233         500,000
   102,084         99,091         500,000         73,114         70,121         500,000
   115,314         115,314        500,000         79,684         79,684         500,000
   129,930         129,930        500,000         86,612         86,612         500,000
   145,151         145,151        500,000         93,219         93,219         500,000
   161,066         161,066        500,000         99,528         99,528         500,000
   177,813         177,813        500,000        105,643         105,643        500,000
   195,244         195,244        500,000        111,298         111,298        500,000
   211,492         211,492        500,000        114,020         114,020        500,000
   228,072         228,072        500,000        115,604         115,604        500,000
   245,113         245,113        500,000        116,038         116,038        500,000
   262,582         262,582        500,000        115,032         115,032        500,000
   280,666         280,666        500,000        112,558         112,558        500,000
   300,167         300,167        500,000        108,542         108,542        500,000
   320,759         320,759        500,000        102,755         102,755        500,000
   342,590         342,590        500,000         94,738         94,738         500,000
   366,046         366,046        500,000         84,378         84,378         500,000
   391,490         391,490        500,000         71,247         71,247         500,000
   419,326         419,326        500,000         54,491         54,491         500,000
   450,258         450,258        500,000         33,745         33,745         500,000
   484,950         484,950        509,198         7,759           7,759         500,000
   521,355         521,355        547,423           -               -              -
   559,119         559,119        587,074           -               -              -

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN IN THIS ILLUSTRATION ARE FOR ILLUSTRATIVE PURPOSES ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT PERFORMANCE OF THE INVESTMENT PORTFOLIOS SELECTED BY THE OWNER.

No representation can be made by Conseco Variable Insurance Company, the Separate Account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

--------------------------------------------------------------------------------


OTHER INFORMATION


THE SEPARATE ACCOUNT

    We have established a Separate Account, Conseco Variable Account L (Separate Account), to invest in the investment portfolios. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

    The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the policies and not against any other policies we may issue.

    The obligations under the policies are obligations of Conseco Variable Insurance Company.

SUSPENSION OF PAYMENTS OR TRANSFERS

    We may be required to suspend or postpone any payments or transfers involving an investment portfolio when:

    o The New York Stock Exchange is closed (other than customary weekend or holiday closings);

    o   Trading on the New York Stock Exchange is restricted;

    o An emergency exists as a result of which disposal of shares of the investment portfolios is not reasonably practicable or we cannot reasonably value the shares of the investment portfolios;

    o During any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners. We may defer the portion of any transfer, amount payable, or surrender, or policy loan from the fixed account for not more than six months.

DISTRIBUTOR

    Conseco Equity Sales, Inc. (CES), 11815 N. Pennsylvania Street, Carmel, Indiana 46032, acts as the distributor of the contracts. CES, our affiliate, is registered as a broker-dealer under the Securities Exchange Act of 1934. CES is a member of the National Association of Securities Dealers, Inc.

    Commissions are based on "target" premiums we determine. The commission we pay varies with the agreement in place, but a common commission schedule we pay is:

    o   90% of premiums paid up to the target premium in the first policy year

    o   3% of premiums in excess of the target premium in the first policy year

    o   3% of premiums received in policy years 2-10

    o   2% of premiums received in policy years 11 and beyond.

    We may pay broker-dealers a quarterly renewal commission on the policy's unloaned accumulation value. We may also pay wholesaler fees, marketing and training allowances, bonuses, and other override payments. Registered representatives who meet certain sales levels may qualify for incentive programs, educational seminars, reward trips, and merchandise. We may also offer deferred compensation programs for qualified registered representatives.

OWNERSHIP


    OWNER. You, as the owner of the contract, have all the rights under the contract. The owner is as designated at the time the contract is issued, unless changed. You can change the owner at any time. Changing the owner may have tax consequences. A change will automatically revoke any prior owner designation. The change request must be in writing. If you die while the policy is in force and the insured is living, ownership passes to a successor owner (if one had been designated), or if there is no successor owner, to the owner's estate.

LEGAL PROCEEDINGS

    Like other life insurance companies, there is a possibility that we may become involved in lawsuits. Currently, however, there are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. Neither Conseco Variable nor Conseco Equity Sales, Inc. is involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.

EXPERTS


    The financial statements of Conseco Variable Account L and Conseco Variable Insurance Company, included in Appendix C of this prospectus, have been audited by PricewaterhouseCoopers LLP, independent accountants for the periods indicated in their reports as stated in their opinion, given on the authority of such firm as experts in auditing and accounting.

The principal place of business of PricewaterhouseCoopers LLP is 300 North Meridian Street, Indianapolis, Indiana 46204.



LEGAL MATTERS

    All matters of Texas and securities law with respect to this policy have been under the advice of David K. Herzog, Esq., Conseco Variable Insurance Company (Legal). In addition, the Washington, DC law firm of Sutherland Asbill & Brennan LLP has also advised us

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                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2002 ACCOUNT L

                                                         VARIABLE UNIVERSAL LIFE


--------------------------------------------------------------------------------

concerning applicable federal securities laws concerning this policy.


REPORTS TO OWNERS


    We will at a minimum send to each owner an annual report of the investment portfolios. Within 30 days after each policy anniversary, an annual statement will be sent to each owner. We may elect to send these more often. The statement will show the current amount of death benefit payable under the policy, the current accumulation value, the current cash surrender value, current loans, and all transactions previously confirmed. The statement will also show premiums paid and all charges deducted during the policy year.

    Confirmations will be mailed to policy owners within seven days of the receipt of premium; any transfer between investment portfolios; any loan, interest repayment, or loan repayment; any surrender; exercise of the free look privilege; and payment of the death benefit under the policy.

    Upon request you are entitled to a receipt of Premium payment.

FINANCIAL STATEMENTS


    Our consolidated financial statements are included in Appendix C. In future years owners will receive financial statements for both CVIC and the Separate Account L.

INQUIRIES


    If you need more information about buying a policy, please contact us at:

    Conseco Variable Insurance Company
    11815 Pennsylvania St.
    Carmel, Indiana 46032

    If you need policy owner service, please contact us at our service address:


    Conseco Variable Insurance Co. Service Center
    PO Box 66850
    St. Louis, MO 63166
    or call us toll-free at (866) 590-2255.

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APPENDIX A - PARTICIPATING INVESTMENT PORTFOLIOS

    Below is a summary of the investment objectives and strategies of each investment portfolio available under the Contract. There can be no assurance that the investment objectives will be achieved.

    The Fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each portfolio.


THE ALGER AMERICAN FUND


    The Alger American Fund is a mutual fund with multiple portfolios. The manager of the fund is Fred Alger Management, Inc. The following portfolios are available under the Contract:

ALGER AMERICAN GROWTH PORTFOLIO

    The Alger American Growth Portfolio seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

    The Alger American Leveraged AllCap Portfolio seeks long-term capital appreciation. Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO


    The Alger American MidCap Growth Portfolio seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

    The Alger American Small Capitalization Portfolio seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.


    American Century Variable Portfolios, Inc. is a registered open-end management investment company with multiple funds. The funds' investment adviser is American Century Investment Management, Inc. The following funds are available under the Contract:

VP INCOME & GROWTH FUND

    The VP Income & Growth Fund seeks capital growth by investing in common stocks. Income is a secondary objective.

VP INTERNATIONAL FUND

    The VP International Fund seeks capital growth. The fund managers use a growth investment strategy developed by American Century to invest in stocks of companies that they believe will increase in value over time.

VP VALUE FUND

    The VP Value Fund seeks long-term capital growth by investing in common stock. Income is a secondary objective.

BERGER INSTITUTIONAL PRODUCTS TRUST

    Berger Institutional Products Trust is a mutual fund with multiple portfolios. Berger Financial Group LLC is the investment advisor for the Berger IPT-Growth Fund, Berger IPT-Large Cap Growth Fund, the Berger IPT-Small Company Growth Fund, and the Berger IPT-International Fund. Berger Financial Group LLC has delegated daily management of the Berger IPT-International Fund to the Bank of Ireland Asset Management (U.S.) Limited (BIAM) as sub-advisor. The following companies provide investment management and administrative services to the Funds. Berger Financial Group LLC serves as investment advisor, sub-advisor or administrator to mutual funds and institutional investors. Berger Financial Group LLC has been in the investment advisory business since 1974. When acting as investment advisor, Berger Financial Group LLC is responsible for managing the investment operations of the Funds. Berger Financial Group LLC also provides administrative services to the Funds. BIAM serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. Bank of Ireland's investment management group was founded in 1966. As sub-advisor, BIAM provides day-to-day management of the investment operations of the Berger IPT-International Fund.

BERGER IPT-GROWTH FUND

    The Berger IPT-Growth Fund aims for long-term capital appreciation. In pursuing that goal, the fund

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                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2002 ACCOUNT L

                                                         VARIABLE UNIVERSAL LIFE


--------------------------------------------------------------------------------


primarily invests in the common stocks of established companies with the potential for growth.

BERGER IPT-INTERNATIONAL FUND

    The Berger IPT-International Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in common stocks of well-established foreign companies.

BERGER IPT-LARGE CAP GROWTH FUND

    The Berger IPT-Large Cap Growth Fund aims for capital appreciation. In pursuing that goal, the fund primarily invests in the securities of large, well-established companies that have the potential for growth.

BERGER IPT-SMALL COMPANY GROWTH FUND

    The Berger IPT-Small Company Growth Fund aims for capital appreciation. In pursuing that goal, the fund primarily invests in the common stocks of small companies with the potential for rapid revenue and earnings growth.

CONSECO SERIES TRUST

    Conseco Series Trust is managed by Conseco Capital Management, Inc. (CAM) which is an affiliate of Conseco Variable. Conseco Series Trust is a mutual fund with multiple portfolios. The following portfolios are available under the
Contract:

BALANCED PORTFOLIO

    The Balanced Portfolio seeks a high total investment return, consistent with the preservation of capital and prudent investment risk. Normally, the portfolio invests approximately 50-65% of its assets in equity securities, and the remainder in a combination of fixed income securities, or cash equivalents.

CONSECO 20 FOCUS PORTFOLIO

    The Conseco 20 Focus Portfolio seeks capital appreciation. Normally, the Portfolio will invest at least 65% of its assets in common stocks of companies that the Adviser believes have above-average growth prospects. The Portfolio is non-diversified and will normally concentrate its investments in a core position of approximately 20-30 common stocks.

EQUITY PORTFOLIO

    The Equity Portfolio seeks to provide a high total return consistent with preservation of capital and a prudent level of risk. The portfolio will invest primarily in selected equity securities, including common stocks and other securities having the investment characteristics of common stocks, such as convertible securities and warrants.

FIXED INCOME PORTFOLIO

    The Fixed Income Portfolio seeks the highest level of income consistent with preservation of capital. The portfolio invests primarily in investment grade debt securities.

GOVERNMENT SECURITIES PORTFOLIO

    The Government Securities Portfolio seeks safety of capital, liquidity and current income. The portfolio will invest primarily in securities issued by the U.S. government or an agency or instrumentality of the U.S. government.

HIGH YIELD PORTFOLIO

    The High Yield Portfolio seeks to provide a high level of current income with a secondary objective of capital appreciation. Normally, the adviser invests at least 65% of the Portfolio's assets in below investment grade securities (those rated BB+/Bam or lower by independent rating agencies).

MONEY MARKET PORTFOLIO

    The Money Market Portfolio seeks current income consistent with stability of capital and liquidity. The portfolio may invest in U.S. government securities, bank obligations, commercial paper obligations, short-term corporate debt securities and municipal obligations.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (INITIAL SHARES)

    The Dreyfus Socially Responsible Growth Fund, Inc. is a mutual fund. The investment adviser for the fund is The Dreyfus Corporation and the sub-advisor is NCM Capital Management Group, Inc.

    The Dreyfus Socially Responsible Growth Fund, Inc. seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests at least 80% of its assets in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

DREYFUS STOCK INDEX FUND (INITIAL SHARES)

    The Dreyfus Stock Index Fund is a mutual fund. The investment adviser for the fund is The Dreyfus Corporation and Mellon Equity Associates.

    The Dreyfus Stock Index Fund seeks to match the total return of the Standard & Spoor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the SAP 500 in proportion to their weighting in the index.

DREYFUS VARIABLE INVESTMENT FUND (INITIAL SHARES)

    The Dreyfus Variable Investment Fund ("Dreyfus VIF") is a mutual fund with multiple portfolios. The investment adviser for the fund is The Dreyfus

--------------------------------------------------------------------------------

Corporation. The following portfolios are available under the Contract:

DREYFUS VIF--DISCIPLINED STOCK PORTFOLIO

    The Dreyfus VIF-Disciplined Stock Portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the portfolio invests at least 80% of its assets in stocks.

DREYFUS VIF--INTERNATIONAL VALUE PORTFOLIO

    The Dreyfus VIF-International Value Portfolio seeks long-term capital growth. To pursue this goal, the portfolio invests at least 80% of its assets in stocks, most of which are ordinarily securities of foreign issuers which Dreyfus considers to be "value" companies.


FEDERATED INSURANCE SERIES


    Federated Insurance Series is a mutual fund with multiple portfolios. Federated Investment Management Company is the adviser to the Federated High Income Bond Fund II (Primary Shares) and the Federated Utility Fund II. Federated Global Investment Management Corp. is the adviser to the Federated International Equity Fund II and the Federated International Small Company Fund
II. The following portfolios are available under the Contract:

FEDERATED HIGH INCOME BOND FUND II (PRIMARY SHARES)

    The Federated High Income Bond Fund It's (Primary Shares) seeks high current income by investing primarily in a professionally managed, diversified portfolio of high yield, lower rated corporate bonds (also known as "junk bonds").

FEDERATED INTERNATIONAL EQUITY FUND II

    The Federated International Equity Fund II seeks to obtain a total return on its assets. The Fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities.

FEDERATED INTERNATIONAL SMALL COMPANY FUND II

    The Federated International Small Company Fund II seeks to provide long-term growth of capital. The Fund pursues its investment objective by investing primarily in equity securities of foreign companies that have a market capitalization at the time of purchase of $5.0 Billion or less.

FEDERATED UTILITY FUND II

    The Federated Utility Fund II seeks high current income and moderate capital appreciation. The Fund pursues its investment objective by investing primarily in equity securities of companies engaged in providing utility services.

FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

    First American Insurance Portfolios, Inc. is a mutual fund with multiple portfolios. U.S. Bancorp Asset Management, Inc. serves as the investment advisor to the Portfolios. The following portfolios are available under the contract:

FIRST AMERICAN LARGE CAP GROWTH PORTFOLIO

    First American Large Cap Growth Portfolio seeks long-term growth of capital. Under normal market conditions, the Portfolio invests primarily (at least 80% of net assets plus the amount of any borrowings for investment purposes) in common stocks of companies that have market capitalizations of at least $5 billion at the time of purchase.

FIRST AMERICAN MID CAP GROWTH PORTFOLIO

    First American Mid Cap Growth Portfolio seeks growth of capital. Under normal market conditions, the Portfolio invests primarily (at least 80% of net assets plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies that have market capitalizations at the time of purchase of at least within the range of market capitalizations of companies constituting the Russell Midcap Index.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

    INVESCO Variable Investment Funds, Inc. is a mutual fund with multiple portfolios. INVESCO Funds Group, Inc. is the investment adviser for the Fund. The following portfolios are available under the contract:

INVESCO VIF-CORE EQUITY FUND (FORMERLY EQUITY INCOME FUND)

    The INVESCO VIF-Core Equity Fund (formerly Equity Income Fund) attempts to provide high total return through both growth and income from these investments.

INVESCO VIF-FINANCIAL SERVICES FUND

    The INVESCO VIF-Financial Services Fund seeks capital growth. It is aggressively managed. The Fund invests primarily in the equity securities of companies involved in the financial services sector.

INVESCO VIF-HEALTH SCIENCES FUND

    The INVESCO VIF-Health Sciences Fund seeks capital growth. The Fund invests primarily in the equity securities of companies that develop, produce or distribute products or services related to health care.

INVESCO VIF-HIGH YIELD FUND

    The INVESCO VIF-High Yield Fund seeks to provide a high level of current income, with growth of capital as a secondary objective.

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2002 ACCOUNT L

                                                         VARIABLE UNIVERSAL LIFE


--------------------------------------------------------------------------------


INVESCO VIF-REAL ESTATE OPPORTUNITY FUND

    The INVESCO VIF-Real Estate Opportunity Fund seeks capital growth. The Fund invests primarily in the equity securities of companies doing business in the real estate industry, including real estate investment trusts ("REFITS").

INVESCO VIF-TECHNOLOGY FUND

    The INVESCO VIF-Technology Fund seeks capital growth. The Fund invests primarily in the equity securities of companies engaged in technology-related industries.

INVESCO VIF-TELECOMMUNICATIONS FUND

    The INVESCO VIF-Telecommunications Fund seeks capital growth. The Fund invests primarily in the equity securities of companies engaged in technology-related industries.

JANUS ASPEN SERIES

    Janus Aspen Series is a mutual fund with multiple portfolios. Janus Capital Management LLC is the investment adviser to the fund. The following portfolios are available under your contract:

AGGRESSIVE GROWTH PORTFOLIO (INSTITUTIONAL SHARES)

    The Aggressive Growth Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies.

GROWTH PORTFOLIO (SERVICE SHARES)

    The Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential.

WORLDWIDE GROWTH PORTFOLIO (SERVICE SHARES)

    The Worldwide Growth Portfolio seeks long-term growth in capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size through the world.

LAZARD RETIREMENT SERIES, INC.

    Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management serves as the investment manager of the portfolios. The investment manager is a division of Lazard Freres & Co., LLC, a New York limited liability company, which is registered as an investment adviser with the SEC. The following portfolios are available under the contract:

LAZARD RETIREMENT EQUITY PORTFOLIO

    The Lazard Retirement Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations in the range of the S&P 500(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT SMALL CAP PORTFOLIO

    The Lazard Retirement Small Cap Portfolio seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

LORD ABBETT SERIES FUND, INC.

    Lord Abbett Series Fund, Inc. is a mutual fund with multiple portfolios. The fund's investment adviser is Lord, Abbett & Co. The following portfolio is available under the contract:

GROWTH AND INCOME PORTFOLIO

    The Growth and Income Portfolio seeks long-term growth of capital and income without excessive fluctuations in market value.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

    Neuberger Berman Advisers Management Trust is a mutual fund with multiple portfolios. The fund is managed by Neuberger Berman Management, Inc. The following portfolios are available under the contract:

LIMITED MATURITY BOND PORTFOLIO

    The Limited Maturity Bond Portfolio seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

MIDCAP GROWTH PORTFOLIO

    The Midcap Growth Portfolio seeks growth of capital. To pursue this goal, the portfolio invests mainly in common stocks of mid-capitalization companies.

PARTNERS PORTFOLIO

    The Partners Portfolio seeks growth of capital. The managers look for well-managed companies whose stock prices are believed to be undervalued.

PIONEER VARIABLE CONTRACTS TRUST (CLASS II SHARES)

    Pioneer Variable Contracts Trust is managed by Pioneer Investment Management, Inc. The Pioneer Variable Contracts Trust is a mutual fund with multiple portfolios. The following Class II portfolios are available under the contract:

--------------------------------------------------------------------------------


PIONEER EQUITY INCOME VCT PORTFOLIO

    The Pioneer-Equity Income VCT Portfolio seeks current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

PIONEER EUROPE VCT PORTFOLIO

    The Pioneer Europe VCT Portfolio seeks long-term growth of capital. The portfolio invests primarily in equity securities of European issuers.

PIONEER FUND VCT PORTFOLIO

    The Pioneer Fund VCT Portfolio seeks reasonable income and capital growth. The Portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers.


RYDEX VARIABLE TRUST

    Rydex Variable Trust is a mutual fund with multiple portfolios which are managed by Rydex Global Advisors. The following portfolios are available under the contract:


NOVA FUND

    The Nova Fund seeks to provide investment returns that correspond to 150% of the daily performance of the Standard & Poor's 500 Composite Stock Price Index. Unlike traditional index funds, as its primary investment strategy, the Fund invests to a significant extent in futures contracts and options on: securities, futures contracts and stock indexes. On a day-to-day basis, the Fund holds U.S. government securities to collateralize these futures and options contracts.

OTC FUND

    The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index(TM). The Fund invests principally in securities of companies included in the NASDAQ 100 Index(TM). It also may invest in other instruments whose performance is expected to correspond to that of the Index, and may engage in futures and options transactions.

U.S. GOVERNMENT MONEY MARKET FUND

    The U.S. Government Money Market Fund seeks to provide security of principal, high current income and liquidity. The Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities.


SELIGMAN PORTFOLIOS, INC.


    Seligman Portfolios, Inc. is a mutual fund with multiple portfolios which are managed by J. & W. Seligman & Co. Incorporated. The following portfolios are available under the contract:

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO (CLASS 2)

    The Seligman Communications and Information Portfolio seeks capital gain. The Portfolio invests at least 80% of its net assets in securities of companies operating in the communications, information and related industries.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO (CLASS 2)

    The Seligman Global Technology Portfolio seeks long-term capital appreciation. The Portfolio generally invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries.


STRONG OPPORTUNITY FUND II, INC.

    Strong Opportunity Fund II, Inc. is a mutual fund. Strong Capital Management, Inc. is the investment advisor for the fund. The following portfolio is available under the contract:


STRONG OPPORTUNITY FUND II

    The Strong Opportunity Fund II seeks capital growth. The fund invests primarily in stocks of medium-capitalization companies that the fund's managers believe are underpriced, yet have attractive growth prospects.


STRONG VARIABLE INSURANCE FUNDS, INC.

    Strong Variable Insurance Funds, Inc. is a mutual fund. Strong Capital Management, Inc. is the investment advisor for the fund. The following portfolio is available under the contract:

STRONG MID CAP GROWTH FUND II

    The Strong Mid Cap Growth Fund II seeks capital growth. The fund invests under normal conditions at least 80% of its net assets in stocks of medium-capitalization companies that the fund's managers believe have favorable prospects for growth of earnings and capital appreciation.


VAN ECK WORLDWIDE INSURANCE TRUST


    Van Eck Worldwide Insurance Trust is a mutual fund with multiple portfolios. Van Eck Associates Corporation serves as investment adviser to the funds. The following portfolios are available under the Contract:

WORLDWIDE BOND FUND

    The Worldwide Bond Fund seeks high total return-income plus capital-appreciation-by investing globally, primarily in a variety of debt securities.

WORLDWIDE EMERGING MARKETS FUND

    The Worldwide Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

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                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2002 ACCOUNT L

                                                         VARIABLE UNIVERSAL LIFE


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WORLDWIDE HARD ASSETS FUND

    The Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in "hard asset securities".

WORLDWIDE REAL ESTATE FUND

    The Worldwide Real Estate Fund seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry.

APPENDIX B - DEATH BENEFIT PERCENTAGES


AGE     PERCENTAGE         AGE         PERCENTAGE        AGE         PERCENTAGE
--------------------------------------------------------------------------------

 0         250%             34            2.50            67            1.18
 1         250              35            2.50            68            1.17
 2         250              36            2.50            69            1.16
 3         250              37            2.50            70            1.15
 4         250              38            2.50            71            1.13
 5         250              39            2.50            72            1.11
 6         250              40            2.50            73            1.09
 7         250              41            2.43            74            1.07
 8         250              42            2.36            75            1.05
 9         250              43            2.29            76            1.05
10         250              44            2.22            77            1.05
11         250              45            2.15            78            1.05
12         250              46            2.09            79            1.05
13         250              47            2.03            80            1.05
14         250              48            1.97            81            1.05
15         250              49            1.91            82            1.05
16         250              50            1.85            83            1.05
17         250              51            1.78            84            1.05
18         250              52            1.71            85            1.05
19         250              53            1.64            86            1.05
20         250              54            1.57            87            1.05
21         250              55            1.50            88            1.05
22         250              56            1.46            89            1.05
23         250              57            1.42            90            1.05
24         250              58            1.38            91            1.04
25         250              59            1.34            92            1.03
26         250              60            1.30            93            1.02
27         250              61            1.28            94            1.01
28         250              62            1.26            95            1.01
29         250              63            1.24            96            1.01
30         250              64            1.22            97            1.01
31         250              65            1.20            98            1.01
32         250              66            1.19            99+           1.01
33         250

                                              CONSECO VARIABLE INSURANCE COMPANY

                                                                  2002 ACCOUNT L

                                                         VARIABLE UNIVERSAL LIFE


--------------------------------------------------------------------------------


APPENDIX C - FINANCIAL STATEMENTS

                                                                       [LOGO](R)
                                                                      CONSECO(R)
                                                                    Step up.(SM)


CONSECO VARIABLE INSURANCE COMPANY



Annual Report
to Contract Owners

For the period September 24, 2001
(commencement of operations)
through December 31, 2001



                                       Conseco Variable Universal Life Account L

ANNUAL REPORT TO CONTRACT OWNERS

TABLE OF CONTENTS


DECEMBER 31, 2001

==================================================================================================================================

CONSECO VARIABLE UNIVERSAL LIFE ACCOUNT L                                                                                     PAGE
Statement of Assets and Liabilities as of December 31, 2001................................................................      2
Statements of Assets and Liabilities--Unit Progression from September 24, 2001 to December 31, 2001.........................     2
Statements of Operations and Statements of Changes in Net Assets from September 24, 2001 to December 31, 2001..............      3
Notes to Financial Statements..............................................................................................      4
Report of Independent Accountants .........................................................................................      7

CONSECO VARIABLE UNIVERSAL LIFE ACCOUNT L
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001

===================================================================================================================================
                                                                                               SHARES         COST          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments in portfolio shares, at net asset value (Note 2):
     Conseco Series Trust:
       Money Market Portfolio..........................................................       256,916.2    $ 256,916      $256,916
-----------------------------------------------------------------------------------------------------------------------------------
         Total assets...............................................................................................       256,916
===================================================================================================================================

                                                                                                UNITS      UNIT VALUE       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Net assets attributable to:
     Contract owners' deferred annuity reserves:
     Conseco Series Trust:
       Money Market Portfolio..........................................................       253,282.1    $1.014348      $256,916
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets...............................................................................................      $256,916
===================================================================================================================================


UNIT PROGRESSION

FOR THE PERIOD SEPTEMBER 24, 2001 THROUGH DECEMBER 31, 2001

===================================================================================================================================
                                                              AMERICAN        CONSECO
                                                               CENTURY        SERIES
                                                              VARIABLE         TRUST
                                                              PORTFOLIO      PORTFOLIO
                                                          ----------------------------------
                                                                               MONEY         COMBINED
                                                                VALUE          MARKET          TOTAL
------------------------------------------------------------------------------------------------------
Number of units, beginning of period .....................          --             --               --
Units purchased ..........................................        37.0      254,133.2        254,170.2
Units redeemed ...........................................       (37.0)        (851.1)          (888.1)
------------------------------------------------------------------------------------------------------
       Number of units, end of period ....................          --      253,282.1        253,282.1
======================================================================================================

   The accompanying notes are an integral part of these financial statements.

CONSECO VARIABLE UNIVERSAL LIFE ACCOUNT L
STATEMENTS OF OPERATIONS

FOR THE PERIOD SEPTEMBER 24, 2001 TO DECEMBER 31, 2001

===================================================================================================================================

                                                                             AMERICAN         CONSECO
                                                                             CENTURY          SERIES
                                                                             VARIABLE         TRUST
                                                                            PORTFOLIO        PORTFOLIO
                                                                            --------------------------

                                                                                               MONEY           COMBINED
                                                                              VALUE            MARKET           TOTAL
--------------------------------------------------------------------------------------------------------       --------
Investment income:
   Income dividends and short-term capital gains
     from investments in portfolio shares ..........................         $    --         $     52           $   52
Expenses:
   Mortality and expense risk fees .................................               7              634              641
--------------------------------------------------------------------------------------------------------       --------
       Net investment (expenses) ...................................              (7)            (582)            (589)
--------------------------------------------------------------------------------------------------------       --------
Net realized gains (losses) on investments in portfolio shares:
   Net realized gains on sales of
     investments in portfolio shares ...............................               1               --                1
   Net realized long-term capital gain distributions
     from investments in portfolio shares ..........................              --               --               --
--------------------------------------------------------------------------------------------------------       --------
       Net realized gain on investments in portfolio shares ........               1               --                1
--------------------------------------------------------------------------------------------------------       --------
Net change in unrealized appreciation (depreciation)
   of investments in portfolio shares ..............................              --               --               --
--------------------------------------------------------------------------------------------------------       --------
           Net decrease in net assets from operations ..............         $    (6)        $   (582)          $ (588)
========================================================================================================       --------


STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD SEPTEMBER 24, 2001 TO DECEMBER 31, 2001

===================================================================================================================================

                                                                              AMERICAN         CONSECO
                                                                               CENTURY         SERIES
                                                                              VARIABLE          TRUST
                                                                              PORTFOLIO       PORTFOLIO
                                                                              -------------------------

                                                                                                MONEY            COMBINED
                                                                               VALUE            MARKET            TOTAL
-------------------------------------------------------------------------------------------------------        ----------
Changes from operations:
   Net investment expense ..........................................         $     (7)       $    (582)         $    (589)
   Net realized gain on investments in portfolio shares ............                1               --                  1
   Net change in unrealized appreciation (depreciation)
     of investments in portfolio shares ............................               --               --                 --
-------------------------------------------------------------------------------------------------------         ---------
       Net decrease in net assets from operations ..................               (6)            (582)              (588)
-------------------------------------------------------------------------------------------------------         ---------
Changes from contract owners' transactions:
   Net contract purchase payments ..................................               --          257,726            257,726
   Contract redemptions ............................................              (32)            (190)              (222)
   Net transfers ...................................................               38              (38)                --
-------------------------------------------------------------------------------------------------------         ---------
       Net increase in net assets
         from contract owners' transactions ........................                6          257,498            257,504
-------------------------------------------------------------------------------------------------------         ---------
           Net increase in net assets ..............................               --          256,916            256,916
-------------------------------------------------------------------------------------------------------         ---------
Net assets, beginning of period ....................................               --               --                 --
-------------------------------------------------------------------------------------------------------         ---------
           Net assets, end of period ...............................         $     --        $ 256,916          $ 256,916
=======================================================================================================         =========


   The accompanying notes are an integral part of these financial statements.

CONSECO VARIABLE UNIVERSAL LIFE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS


DECEMBER 31, 2001

================================================================================

(1) GENERAL

     Conseco Variable Universal Life Account L ("Account L") is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account L was established on, February 22, 2000, and commenced operations on September 24, 2001, as a segregated investment account for flexible premium variable universal life policies that are registered under the Securities Act of 1933. The operations of Account L are included in the operations of Conseco Variable Insurance Company (the "Company") pursuant to the provisions of the Texas Insurance Code. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a publicly-held specialized financial services holding company listed on the New York Stock Exchange. On January 29, 2002, Conseco, Inc. announced its plan to explore the sale of its variable business unit. No assurance can be provided as to the timing, price or other terms related to the possible sale of such business.

     Since inception, the American Century Value Fund and the Conseco Series Trust Money Market funds have had activity. Currently, the following investment options are available:

THE ALGER AMERICAN FUND
   Growth Portfolio
   Leveraged AllCap Portfolio
   MidCap Growth Portfolio
   Small Capitalization Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   Income and Growth Fund
   International Fund
   Value Fund

BERGER INSTITUTIONAL PRODUCTS TRUST
   International Fund
   Large Cap Growth Fund
   New Generation Fund
   Small Company Growth Fund

CONSECO SERIES TRUST
   Balanced Portfolio
   Conseco 20 Focus Portfolio
   Equity Portfolio
   Fixed Income Portfolio
   Government Securities Portfolio
   High Yield Portfolio
   Money Market Portfolio

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

DREYFUS STOCK INDEX FUND

DREYFUS VARIABLE INVESTMENT FUND
   Disciplined Stock Portfolio
   International Value Portfolio

FEDERATED INSURANCE SERIES
   High Income Bond Fund II
   International Equity Fund II
   International Small Company Fund II
   Utility Fund II

FIRST AMERICAN INSURANCE PORTFOLIOS
   Large Cap Growth Portfolio
   Mid Cap Growth Portfolio

INVESCO VARIABLE INVESTMENT FUNDS, INC.
   Equity Income Fund
   Financial Services Fund
   Health Sciences Fund
   High Yield Fund
   Real Estate Opportunity Fund
   Technology Fund
   Telecommunications Fund

JANUS ASPEN SERIES - SERVICE SHARES
   Growth Portfolio
   Worldwide Growth Portfolio

LAZARD RETIREMENT SERIES, INC.
   Equity Portfolio
   Small Cap Portfolio

LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
   Limited Maturity Bond Portfolio
   Midcap Growth Portfolio
   Partners Portfolio

PIONEER VARIABLE CONTRACT TRUST, CLASS II SHARES
   Equity Income Portfolio
   Europe Portfolio
   Fund Portfolio

RYDEX VARIABLE TRUST
   Nova Fund
   OTC Fund
   U. S. Government Money Market Fund

SELIGMAN PORTFOLIOS, INC. (CLASS 2 SHARES)
   Communications and Information Portfolio
   Global Technology Portfolio

STRONG VARIABLE INSURANCE FUNDS, INC.
   Mid Cap Growth Fund II

STRONG OPPORTUNITY FUND II

VAN ECK WORLDWIDE INSURANCE TRUST
   Worldwide Bond Fund
   Worldwide Emerging Markets Fund
   Worldwide Hard Assets Fund
   Worldwide Real Estate Fund

     The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

CONSECO VARIABLE UNIVERSAL LIFE ACCOUNT L

DECEMBER 31, 2001

================================================================================

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION, TRANSACTIONS AND INCOME

     Investments in portfolio shares are valued using the net asset value of the respective portfolios at the end of each New York Stock Exchange business day. Investment share transactions are accounted for on a trade date basis (the date the order to purchase or redeem shares is executed) and dividend income is recorded on the ex-dividend date. The cost of investments in portfolio shares sold is determined on a first-in first-out basis. Account L does not hold any investments which are restricted as to resale.

     Investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of Account L as of the beginning of the valuation date.

FEDERAL INCOME TAXES

     No provision for federal income taxes has been made in the accompanying financial statements because the operations of Account L are included in the total operations of the Company, which is treated as a life insurance company for federal income tax purposes under the Internal Revenue Code. Net investment income and realized gains (losses) are retained in Account L and are not taxable until received by the contract owner or beneficiary in the form of surrenders or other distributions.

ANNUITY RESERVES

     Deferred annuity contract reserves are comprised of net contract purchase payments less redemptions and benefits. These reserves are adjusted daily for the net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments.

(3) PURCHASES AND SALES OF INVESTMENTS IN PORTFOLIO SHARES

     The aggregate cost of purchases of investments in portfolio shares was $256,974 for the period September 24, 2001 through December 31, 2001. The aggregate proceeds from sales of investments in portfolio shares were $98 for the period September 24, 2001 through December 31, 2001.

(4) DEDUCTIONS AND EXPENSES

     Premium expense charges are deducted from each premium payment prior to the allocation of the net premium. These charges cover the costs of issuing and administering the policy including sales commissions, premium taxes, deferred acquisition costs and administrative costs. The premium tax rate is 2.25%, the federal tax rate is 1.25% and the sales load is 2.50% for policy years one through ten and .50% thereafter.

     Account L provides a death benefit payment upon the death of the primary insured, or the second insured under a joint life policy, to the designated beneficiary(ies) under the terms of the death benefit option selected by the policy owner as further described in the policy. A monthly charge is assessed to the subaccounts for the cost of providing this insurance protection to the policy owner. This monthly deduction consists of the administrative charge, risk charge, cost of insurance charge and charges for riders. The administrative charge is $25 per month for the first policy year and $5 per month thereafter. The risk and cost of insurance charges vary with the unloaned accumulation value, specified amount, issue age, gender, policy year and rate class. The cost of insurance charges totaled

     $641 for the period September 24, 2001 through December 31, 2001 and is recorded as the mortality and expense risk charge. The administrative, risk and rider charges totals $222 for the period September 24, 2001 through December 31, 2001 and are recorded as redemptions in the accompanying Statements of Changes in Net Assets.

     The Company may deduct a percentage of amounts surrendered to cover sales, underwriting and policy issue expenses. This surrender charge varies with the specified amount, issue age, gender, rate class and the specified amount band. The charge for total surrenders is level for the first five policy years and then declines to zero at the end of the tenth policy year. A surrender charge may also be charged for withdrawals in excess of the free partial surrender percentage. This charge is calculated based upon the initial specified amount, premiums paid, year of surrender, issue age, gender, rate class, and specified amount band. There were no surrender charges for the period from September 24, 2001 through December 31, 2001.

     A transfer processing fee may be charged up to $25 for each transfer that exceeds the first twelve transfers per policy year. There were no such fees during the period.

     Policy loans are also available under the terms of the policy. The minimum amount of the loan is $500 and is limited to 90% of the accumulation value, less applicable surrender charges. Interest is assessed against the policy loan and the loans are held in the general account.

(5) OTHER TRANSACTIONS WITH AFFILIATES

     Conseco Equity Sales, Inc., an affiliate of the Company, is the principal underwriter and performs all variable annuity sales functions on behalf of the Company through various retail broker/dealers including Conseco Securities, Inc., an affiliate of the Company. Conseco Capital Management, an affiliate of the Company, serves as an investment advisor of the Conseco Series Trust and earns fees for such services.

(6) TOTAL RETURNS AND INVESTMENT INCOME RATIOS

     Beginning in 2001, disclosure of total returns and investment income ratios became a new requirement. The total return is calculated as the percentage change of unit value from the beginning of the period represented to the unit value at the end of the period represented. The investment income ratio is the ratio of income dividends (including short-term capital gains) to average daily net assets.

                                                     INVESTMENT
                                             TOTAL     INCOME
                                            RETURN      RATIO
                                            ------   ----------
THE ALGER AMERICAN FUND:
   Growth Portfolio                         18.42%       N/A
   Leveraged AllCap Portfolio               18.61%       N/A
   MidCap Growth Portfolio                  22.11%       N/A
   Small Capitalization Portfolio           19.24%       N/A
AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC.
   Income and Growth Fund                   14.34%       N/A
   International Fund                        9.11%       N/A
   Value Fund                               18.28%       N/A
BERGER INSTITUTIONAL
PRODUCTS TRUST
   International Fund                       15.93%       N/A

CONSECO VARIABLE UNIVERSAL LIFE ACCOUNT L

DECEMBER 31, 2001

================================================================================

(6) TOTAL RETURNS AND INVESTMENT INCOME RATIOS (CONTINUED)

                                                        INVESTMENT
                                               TOTAL      INCOME
                                              RETURN      RATIO
                                              ------    ----------
BERGER INSTITUTIONAL
PRODUCTS TRUST (CONTINUED)
   Large Cap Growth Fund                       16.44%      N/A
   New Generation Fund                         25.83%      N/A
   Small Company Growth Fund                   26.90%      N/A
CONSECO SERIES TRUST
   Balanced Portfolio                           5.53%      N/A
   Conseco 20 Focus Portfolio                  25.48%      N/A
   Equity Portfolio                            18.26%      N/A
   Fixed Income Portfolio                       0.10%      N/A
   Government Securities Portfolio             -0.35%      N/A
   High Yield Portfolio                         5.46%      N/A
   Money Market Portfolio                       0.60%     0.04%
THE DREYFUS SOCIALLY RESPONSIBLE
GROWTH FUND, INC.                              13.94%      N/A
DREYFUS STOCK INDEX FUND                       14.78%      N/A
DREYFUS VARIABLE INVESTMENT FUND
   Disciplined Stock Portfolio                 15.46%      N/A
   International Value Portfolio               13.09%      N/A
FEDERATED INSURANCE SERIES
   High Income Bond Fund II                     4.04%      N/A
   International Equity Fund II                11.57%      N/A
   International Small Company Fund II          9.90%      N/A
   Utility Fund II                             -0.58%      N/A
FIRST AMERICAN INSURANCE
PORTFOLIOS
   Large Cap Growth Portfolio                  15.26%      N/A
   Mid Cap Growth Portfolio                    22.05%      N/A
INVESCO VARIABLE INVESTMENT
FUNDS, INC.
   Equity Income Fund                          12.42%      N/A
   Financial Services Fund                     15.16%      N/A
   Health Sciences Fund                        13.92%      N/A
   High Yield Fund                             -1.31%      N/A
   Real Estate Opportunity Fund                11.17%      N/A
   Technology Fund                             31.26%      N/A
   Telecommunications Fund                     11.85%      N/A
JANUS ASPEN SERIES - SERVICE SHARES
   Growth Portfolio                            16.17%      N/A
   Worldwide Growth Portfolio                  17.31%      N/A
LAZARD RETIREMENT SERIES, INC.
   Equity Portfolio                            12.36%      N/A
   Small Cap Portfolio                         25.97%      N/A
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio                 16.89%      N/A
NEUBERGER BERMAN ADVISERS
MANAGEMENT TRUST
   Limited Maturity Bond Portfolio              0.67%      N/A
   Midcap Growth Portfolio                     25.11%      N/A
   Partners Portfolio                          19.84%      N/A
PIONEER VARIABLE CONTRACTS TRUST,
CLASS II SHARES
   Equity Income Portfolio                      5.57%      N/A
   Europe Portfolio                            16.34%      N/A
   Fund Portfolio                              14.50%      N/A
RYDEX VARIABLE TRUST
   Nova Fund                                   20.92%      N/A
   OTC Fund                                    31.79%      N/A
   U. S. Government Money Market Fund           0.31%      N/A
SELIGMAN PORTFOLIOS, INC.
(CLASS 2 SHARES)
   Communications and Information
     Portfolio                                 31.12%      N/A
   Global Technology Portfolio                 27.80%      N/A
STRONG VARIABLE INSURANCE FUNDS, INC.
   Mid Cap Growth Fund II                      22.88%      N/A
STRONG OPPORTUNITY FUND II                     22.30%      N/A
VAN ECK WORLDWIDE INSURANCE TRUST
   Worldwide Bond Fund                         -3.48%      N/A
   Worldwide Emerging Markets Fund             26.99%      N/A
   Worldwide Hard Assets Fund                  12.05%      N/A
   Worldwide Real Estate Fund                   9.47%      N/A

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF CONSECO VARIABLE
INSURANCE COMPANY AND CONTRACT OWNERS OF
CONSECO VARIABLE UNIVERSAL LIFE ACCOUNT L

   In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Conseco Variable Universal Life Account L (the "Account") at December 31, 2001, the results of its operations and the changes in its net assets for the period September 24, 2001 through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio shares owned at December 31, 2001 by correspondence with the funds, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Indianapolis, Indiana
February 15, 2002

================================================================================

                          CONSECO VARIABLE UNIVERSAL LIFE ACCOUNT L
                          SPONSOR
                          Conseco Variable Insurance Company - Carmel, Indiana. DISTRIBUTOR
                          Conseco Equity Sales, Inc. - Carmel, Indiana. INDEPENDENT PUBLIC ACCOUNTANTS
                          PricewaterhouseCoopers LLP - Indianapolis, Indiana.

         CONSECO VARIABLE UNIVERSAL LIFE ACCOUNT L IS ISSUED BY CONSECO VARIABLE INSURANCE COMPANY THE PRODUCT IS UNDERWRITTEN, AND THE SECURITIES WITHIN ARE OFFERED, BY CONSECO EQUITY SALES, INC., A BROKER-DEALER FOR CONSECO VARIABLE
INSURANCE COMPANY. BOTH COMPANIES ARE SUBSIDIARIES OF CONSECO, INC., A FINANCIAL
  SERVICES ORGANIZATION HEADQUARTERED IN CARMEL, INDIANA. CONSECO, INC., THROUGH
        ITS SUBSIDIARY COMPANIES, IS ONE OF MIDDLE AMERICA'S LEADING SOURCES FOR INSURANCE, INVESTMENT AND LENDING PRODUCTS, HELPING 13 MILLION CUSTOMERS STEP UP
                                                TO A BETTER, MORE SECURE FUTURE.


                            CONSECO EQUITY SALES, INC., IS A MEMBER OF THE NASD.


                                              Conseco Variable Insurance Company
                                                 11815 North Pennsylvania Street
                                                           Carmel, Indiana 46032


                                     (C) 2001 Conseco Variable Insurance Company


                                                                 WWW.CONSECO.COM



INSURANCE INVESTMENTS LENDING
___________________________________________________________________    [LOGO](R)
                                                                      CONSECO(R)
                                                                    Step up.(SM)

                       Conseco Variable Insurance Company

              Consolidated Financial Statements as of December 31,
               2001 and 2000, and for the years ended December 31,
                               2001, 2000 and 1999

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Shareholder and Board of Directors
Conseco Variable Insurance Company

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Conseco Variable Insurance Company (the "Company") at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. The consolidated financial statements give retroactive effect to the merger of Conseco Variable Insurance Company and Providential Life Insurance Company which has been accounted for as a pooling of interests as described in notes 1 and 2 to the consolidated financial statements. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


                                                 /s/ PricewaterhouseCoopers LLP
                                                 -------------------------------
                                                 PricewaterhouseCoopers LLP



April 19, 2002

                       CONSECO VARIABLE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET
                           December 31, 2001 and 2000
                              (Dollars in millions)


                                     ASSETS

                                                                                            2001              2000
                                                                                            ----              ----

Investments:
    Actively managed fixed maturities at fair value (amortized cost:
       2001 - $1,249.9; 2000 - $1,260.6)...............................................  $1,198.6           $1,192.1
    Equity securities at fair value (cost: 2001 - $8.2; 2000 - $9.1)...................       8.2                8.6
    Mortgage loans.....................................................................      78.5              100.0
    Policy loans.......................................................................      73.8               75.7
    Other invested assets .............................................................      41.0               73.3
                                                                                         --------           --------

          Total investments............................................................   1,400.1            1,449.7

Cash and cash equivalents..............................................................     149.3               78.8
Accrued investment income..............................................................      23.2               24.9
Cost of policies purchased.............................................................     100.7              116.1
Cost of policies produced..............................................................     228.0              214.1
Reinsurance receivables................................................................      32.0               22.4
Goodwill...............................................................................      42.2               43.7
Assets held in separate accounts.......................................................   1,649.1            1,825.5
Other assets...........................................................................       7.1                5.4
                                                                                         --------           --------

          Total assets.................................................................  $3,631.7           $3,780.6
                                                                                         ========           ========






















                            (continued on next page)


                   The accompanying notes are an integral part
                          of the financial statements.

                       CONSECO VARIABLE INSURANCE COMPANY

                           December 31, 2001 and 2000
                 (Dollars in millions, except per share amount)


                      LIABILITIES AND SHAREHOLDER'S EQUITY


                                                                                            2001             2000
                                                                                            ----             ----


Liabilities:
    Insurance liabilities:
       Interest-sensitive products.....................................................  $1,086.4           $1,128.6
       Traditional products............................................................     265.1              270.9
       Claims payable and other policyholder funds.....................................      31.4               36.3
       Liabilities related to separate accounts........................................   1,649.1            1,825.5
    Income tax liabilities.............................................................      39.3               49.4
    Investment borrowings..............................................................     151.8               58.5
    Other liabilities..................................................................      19.6               15.0
                                                                                         --------           --------

            Total liabilities..........................................................   3,242.7            3,384.2
                                                                                         --------           --------

Shareholder's equity:
    Common stock and additional paid-in capital (par value $4.80 per share, 1,065,000
       shares authorized,  1,043,565 shares issued and outstanding)....................     393.5              393.5
    Accumulated other comprehensive loss...............................................     (16.1)             (25.2)
    Retained earnings..................................................................      11.6               28.1
                                                                                         --------           --------

            Total shareholder's equity.................................................     389.0              396.4
                                                                                         --------           --------

            Total liabilities and shareholder's equity.................................  $3,631.7           $3,780.6
                                                                                         ========           ========
























                   The accompanying notes are an integral part
                          of the financial statements.

                       CONSECO VARIABLE INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF OPERATIONS
              for the years ended December 31, 2001, 2000 and 1999
                              (Dollars in millions)


                                                                          2001             2000              1999
                                                                          ----             ----              ----

Revenues:
    Insurance policy income..........................................    $104.6           $ 91.0            $ 92.1
    Net investment income:
       General account assets........................................     111.0            124.6             147.1
       Separate account products.....................................    (166.8)           191.2             151.8
    Net losses from sale of investments..............................     (35.1)           (12.1)            (10.0)
                                                                         ------           ------            ------

          Total revenues.............................................      13.7            394.7             381.0
                                                                         ------           ------            ------

Benefits and expenses:
    Insurance policy benefits:
       Separate account products.....................................    (166.8)           191.2             151.8
       Other products................................................     109.0            105.1             132.3
    Amortization.....................................................      36.2             30.3              14.3
    Other operating costs and expenses...............................      44.3             44.1              41.5
                                                                         ------           ------            ------

          Total benefits and expenses................................      22.7            370.7             339.9
                                                                         ------           ------            ------

          Income (loss) before income taxes..........................      (9.0)            24.0              41.1

Income tax expense (benefit).........................................      (2.6)             9.2              14.4
                                                                         ------           ------            ------

          Net income (loss)..........................................    $ (6.4)          $ 14.8            $ 26.7
                                                                         ======           ======            ======

























                   The accompanying notes are an integral part
                          of the financial statements.

                       CONSECO VARIABLE INSURANCE COMPANY

                 CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
              for the years ended December 31, 2001, 2000 and 1999
                              (Dollars in millions)

                                                                            Common stock       Accumulated other
                                                                           and additional        comprehensive     Retained
                                                              Total        paid-in capital       income (loss)     earnings
                                                              -----        ---------------       -------------     --------


Balance, December 31, 1998.................................   $419.2          $393.5               $  (.7)          $26.4

   Comprehensive loss, net of tax:
     Net income............................................     26.7              -                    -             26.7
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income tax benefit
       of $16.1)...........................................    (28.4)             -                 (28.4)             -
                                                              ------

         Total comprehensive loss..........................     (1.7)

   Dividends on common stock...............................    (27.0)             -                    -            (27.0)
                                                              ------          ------               ------           -----

Balance, December 31, 1999.................................    390.5           393.5                (29.1)           26.1

   Comprehensive income, net of tax:
     Net income............................................     14.8              -                    -             14.8
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income tax
       expense of $2.2)....................................      3.9              -                   3.9              -
                                                              ------

         Total comprehensive income........................     18.7

   Dividends on common stock...............................    (12.8)             -                    -            (12.8)
                                                              ------          ------               ------           -----

Balance, December 31, 2000.................................    396.4           393.5                (25.2)           28.1

   Comprehensive income, net of tax:
     Net loss .............................................     (6.4)             -                    -             (6.4)
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income tax expense
       of $5.2)............................................      9.1              -                   9.1              -
                                                              ------

         Total comprehensive income........................      2.7

   Dividends on common stock...............................    (10.1)             -                    -            (10.1)
                                                              ------          ------               ------           -----

Balance, December 31, 2001.................................   $389.0          $393.5               $(16.1)          $11.6
                                                              ======          ======               ======           =====










                   The accompanying notes are an integral part
                          of the financial statements.

                       CONSECO VARIABLE INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS
              for the years ended December 31, 2001, 2000 and 1999
                              (Dollars in millions)


                                                                         2001              2000             1999
                                                                         ----              ----             ----

Cash flows from operating activities:
   Net income (loss).................................................  $   (6.4)        $   14.8          $   26.7
     Adjustments to reconcile net income to net
       cash provided by operating activities:
         Amortization................................................      36.2             30.3              14.3
         Income taxes................................................     (16.8)            11.4              12.0
         Insurance liabilities.......................................     (15.0)            88.9             162.6
         Accrual and amortization of investment income...............       (.6)             4.3             (11.4)
         Deferral of cost of policies produced.......................     (41.7)           (84.2)            (62.7)
         Net losses from sale of investments.........................      35.1             12.1              10.0
         Other.......................................................      (2.0)            (1.0)             (3.8)
                                                                       --------         --------          --------

         Net cash provided (used) by operating activities............     (11.2)            76.6             147.7
                                                                       --------         --------          --------

Cash flows from investing activities:
   Sales of investments..............................................   1,854.4          1,115.3             904.8
   Maturities and redemptions........................................      81.6             53.8             109.0
   Purchases of investments..........................................  (1,994.8)        (1,587.6)         (1,502.0)
                                                                       --------         --------          --------

         Net cash used by investing activities.......................     (58.8)          (418.5)           (488.2)
                                                                       --------         --------          --------

Cash flows from financing activities:
   Deposits to insurance liabilities.................................     452.0            893.7             654.1
   Investment borrowings.............................................      93.3            (76.6)             69.4
   Withdrawals from insurance liabilities............................    (394.7)          (467.0)           (324.8)
   Dividends paid on common stock....................................     (10.1)           (12.8)            (27.0)
                                                                       --------         --------          --------

         Net cash provided by financing activities...................     140.5            337.3             371.7
                                                                       --------         --------          --------

         Net increase (decrease) in cash and cash equivalents........      70.5             (4.6)             31.2

Cash and cash equivalents, beginning of year.........................      78.8             83.4              52.2
                                                                       --------         --------          --------

Cash and cash equivalents, end of year...............................  $  149.3         $   78.8          $   83.4
                                                                       ========         ========          ========












                   The accompanying notes are an integral part
                          of the financial statements.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------




1.   SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

     Conseco Variable Insurance Company ("we" or the "Company") markets tax-qualified annuities and certain employee benefit-related insurance products through professional independent agents. Prior to its name change in October 1998, the Company was named Great American Reserve Insurance Company. Since August 1995, the Company has been a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a financial services holding company with subsidiaries operating throughout the United States. Conseco's insurance subsidiaries develop, market and administer supplemental health insurance, annuity, individual life insurance and other insurance products. Conseco's finance subsidiaries originate, securitize and service manufactured housing, home equity, home improvement, retail credit and floorplan loans. Conseco's operating strategy is to grow its business by focusing its resources on the development and expansion of profitable products and strong distribution channels, to seek to achieve superior investment returns through active asset management and to control expenses.

     The consolidated financial statements also include the effect of the January 1, 2000, merger of Providential Life Insurance Company ("Providential", a wholly owned subsidiary of Conseco since its acquisition on September 30,
1997) into the Company. This merger has been accounted for as a pooling of interests; therefore, the assets and liabilities of each company have been combined at their book values and the consolidated statements of operations, shareholder's equity and cash flows have been reported as if the merger had occurred on September 30, 1997. Intercompany transactions among the consolidated companies have been eliminated in consolidation.

     The following summary explains the significant accounting policies we use to prepare our financial statements. We prepare our financial statements in accordance with generally accepted accounting principles ("GAAP"). We follow the accounting standards established by the Financial Accounting Standards Board ("FASB"), the American Institute of Certified Public Accountants and the Securities and Exchange Commission. We reclassified certain amounts in our 2000 and 1999 financial statements and notes to conform with the 2001 presentation.

     Investments

     Fixed maturities are securities that mature more than one year after issuance and include bonds, certain notes receivable and redeemable preferred stock. Fixed maturities that we may sell prior to maturity are classified as actively managed and are carried at estimated fair value, with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder's equity. Fixed maturity securities that we intend to sell in the near term are classified as trading and included in other invested assets. There were no such trading securities at December 31, 2001 or 2000. We include any unrealized gain or loss on trading securities in net investment gains (losses).

     Equity securities include investments in common stocks and non-redeemable preferred stock. We carry these investments at estimated fair value. We record any unrealized gain or loss, net of tax and related adjustments, as a component of shareholder's equity.

     Mortgage loans held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses.

     Policy loans are stated at their current unpaid principal balances.

     Other invested assets include certain non-traditional investments. Non-traditional investments include investments in certain limited partnerships, mineral rights and promissory notes; we account for them using either the cost method, or for investments in partnerships over whose operations the Company exercises significant influence, the equity method.

     We defer any fees received or costs incurred when we originate investments (primarily mortgage loans). We amortize

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments. We consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.

     When we sell a security (other than a trading security), we report the difference between the sale proceeds and amortized cost (determined based on specific identification) as an investment gain or loss.

     We regularly evaluate all of our investments based on current economic conditions, credit loss experience and other investee-specific developments. If there is a decline in a security's net realizable value that is other than temporary, we treat it as a realized loss and reduce the cost basis of the security to its estimated fair value.

     Cash and Cash Equivalents

     Cash and cash equivalents include commercial paper, invested cash and other investments purchased with original maturities of less than three months. We carry them at amortized cost, which approximates estimated fair value.

     Assets Held in Separate Accounts

     Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims that may arise out of any other business of the Company. We report separate account assets at market value; the underlying investment risks are assumed by the contractholders. We record the related liabilities at amounts equal to the market value of the underlying assets. We record the fees earned for administrative and contractholder services performed for the separate accounts in insurance policy income.

     Cost of Policies Produced

     The costs that vary with, and are primarily related to, producing new insurance business are referred to as cost of policies produced. We amortize these costs using the interest rate credited to the underlying policy: (i) in relation to the estimated gross profits for universal life-type and investment-type products; or (ii) in relation to future anticipated premium revenue for other products.

     When we realize a gain or loss on investments backing our universal life or investment-type products, we adjust the amortization to reflect the change in estimated gross profits from the products due to the gain or loss realized and the effect of the event on future investment yields. We also adjust the cost of policies produced for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. We include the impact of this adjustment in accumulated other comprehensive income (loss) within shareholder's equity.

     Each year, we evaluate the recoverability of the unamortized balance of the cost of policies produced. We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable. If we determine a portion of the unamortized balance is not recoverable, it is charged to amortization expense.

     Cost of Policies Purchased

     The cost assigned to the right to receive future cash flows from contracts existing at the date of an acquisition is referred to as the cost of policies purchased. We also defer renewal commissions paid in excess of ultimate commission levels related to the purchased policies in this account. The balance of this account is amortized, evaluated for recovery, and adjusted for the impact of unrealized gains (losses) in the same manner as the cost of policies produced described above.

     The discount rate we use to determine the value of the cost of policies purchased is the rate of return we need to earn in order to invest in the business being acquired. In determining this required rate of return, we consider many factors

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


including: (i) the magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows; (ii) the cost of our capital required to fund the acquisition; (iii) the likelihood of changes in projected future cash flows that might occur if there are changes in insurance regulations and tax laws; (iv) the acquired company's compatibility with other Company activities that may favorably affect future cash flows; (v) the complexity of the acquired company; and (vi) recent prices (i.e., discount rates used in determining valuations) paid by others to acquire similar blocks of business.

     Goodwill

     Goodwill is the excess of the amount paid to acquire the Company over the fair value of its net assets. Our analysis indicates that the anticipated ongoing cash flows from the earnings of the Company extend beyond the maximum 40-year period allowed for goodwill amortization. Accordingly, we have amortized goodwill on a straight-line basis generally over a 40-year period. The total accumulated amortization of goodwill was $19.1 million and $17.6 million at December 31, 2001 and 2000, respectively. Pursuant to generally accepted accounting principles in effect at December 31, 2001, we have determined that goodwill is fully recoverable from projected undiscounted net cash flows from our earnings over the remaining amortization period. If we had determined that the undiscounted projected cash flows no longer supported the recoverability of goodwill over the remaining amortization period, we would have reduced its carrying value with a corresponding charge to expense or shortened the amortization period (no such charges have occurred). See "Recently Issued Accounting Standards" below for a discussion of new accounting standards applicable to goodwill which are effective beginning on January 1, 2002.

     Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

     Generally, we recognize insurance premiums for traditional life contracts as earned over the premium-paying periods. We establish reserves for future benefits on a net-level premium method based upon assumptions as to investment yields, mortality, morbidity, withdrawals and dividends. We record premiums for universal life-type and investment-type contracts that do not involve significant mortality or morbidity risk as deposits to insurance liabilities. Revenues for these contracts consist of mortality, morbidity, expense and surrender charges. We establish reserves for the estimated present value of the remaining net costs of all reported and unreported claims.

     Reinsurance

     In the normal course of business, we seek to limit our exposure to loss on any single insured or to certain groups of policies by ceding reinsurance to other insurance enterprises. We currently retain no more than $.5 million of mortality risk on any one policy. We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings. If any reinsurer could not meet its obligations, the Company would assume the liability. The likelihood of a material loss being incurred as a result of the failure of one of our reinsurers is considered remote. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policy. The cost of reinsurance ceded totaled $4.3 million, $11.1 million and $23.1 million in 2001, 2000 and 1999, respectively. A receivable is recorded for the reinsured portion of insurance policy benefits paid and liabilities for insurance products. Reinsurance recoveries netted against insurance policy benefits totaled $4.6 million, $10.1 million and $20.8 million in 2001, 2000 and 1999, respectively.

     From time-to-time, we assume insurance from other companies. Any costs associated with the assumption of insurance are amortized consistent with the method used to amortize the cost of policies produced described above. Reinsurance premiums assumed totaled $1.0 million, $4.9 million and $18.7 million in 2001, 2000 and 1999, respectively.

     Income Taxes

     Our income tax expense includes deferred income taxes arising from temporary differences between the tax and financial reporting bases of assets and liabilities. In assessing the realization of deferred income tax assets, we consider whether it is more likely than not that the deferred income tax assets will be realized. The ultimate realization of deferred income tax assets depends upon generating future taxable income during the periods in which temporary differences become

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


deductible. If future income is not generated as expected, a valuation allowance will be established.

     Investment Borrowings

     As part of our investment strategy, we may enter into reverse repurchase agreements and dollar-roll transactions to increase our investment return or to improve our liquidity. We account for these transactions as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are only substantially the same as the securities sold. Such borrowings averaged $102.7 million during 2001 and $86.3 million during 2000. These borrowings were collateralized by investment securities with fair values approximately equal to the loan value. The weighted average interest rate on short-term collateralized borrowings was 3.7 percent and 5.8 percent in 2001 and 2000, respectively. The primary risk associated with short-term collateralized borrowings is that a counterparty will be unable to perform under the terms of the contract. Our exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (such excess was not material at December 31, 2001). We believe the counterparties to our reverse repurchase and dollar-roll agreements are financially responsible and that the counterparty risk is minimal.

     Use of Estimates

     When we prepare financial statements in conformity with GAAP, we are required to make estimates and assumptions that significantly affect various reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. For example, we use significant estimates and assumptions in calculating values for the cost of policies produced, the cost of policies purchased, goodwill, insurance liabilities, liabilities related to litigation, guaranty fund assessment accruals and deferred income taxes. If our future experience differs materially from these estimates and assumptions, our financial statements would be affected.

     Fair Values of Financial Instruments

     We use the following methods and assumptions to determine the estimated fair values of financial instruments:

     Investment securities. For fixed maturity securities (including redeemable preferred stocks) and for equity and trading securities, we use quotes from independent pricing services, where available. For investment securities for which such quotes are not available, we use values obtained from broker-dealer market makers or by discounting expected future cash flows using a current market rate appropriate for the yield, credit quality, and (for fixed maturity securities) the maturity of the investment being priced.

     Cash and cash equivalents. The carrying amount for these instruments approximates their estimated fair value.

     Mortgage loans and policy loans. We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. We aggregate loans with similar characteristics in our calculations. The market value of policy loans approximates their carrying value.

     Other invested assets. We use quoted market prices, where available. When quotes are not available, we estimate the fair value based on: (i) discounted future expected cash flows; or (ii) independent transactions which establish a value for our investment. When we are unable to estimate a fair value, we assume a market value equal to carrying value.

     Insurance liabilities for interest-sensitive products. We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

     Investment borrowings. Due to the short-term nature of these borrowings (terms generally less than 30 days), estimated

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     fair values are assumed to approximate the carrying amount reported in the balance sheet.

     Here are the estimated fair values of our financial instruments:

                                                                              2001                           2000
                                                                   ------------------------      -----------------------
                                                                   Carrying           Fair       Carrying          Fair
                                                                    Amount            Value       Amount           Value
                                                                    ------            -----       ------           -----
                                                                                     (Dollars in millions)

Financial assets:
   Actively managed fixed maturities............................   $1,198.6        $1,198.6      $1,192.1        $1,192.1
   Equity securities ...........................................        8.2             8.2           8.6             8.6
   Mortgage loans...............................................       78.5            77.3         100.0            97.7
   Policy loans.................................................       73.8            73.8          75.7            75.7
   Other invested assets........................................       41.0            41.0          73.3            73.3
   Cash and cash equivalents....................................      149.3           149.3          78.8            78.8

Financial liabilities:
   Insurance liabilities for interest-sensitive products (1)....    1,086.4         1,086.4       1,128.6         1,128.6
   Investment borrowings........................................      151.8           151.8          58.5            58.5

--------------------
     (1) The estimated fair value of the liabilities for interest-sensitive products was approximately equal to its carrying value at December 31, 2001 and 2000. This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar products and because these rates are not generally guaranteed beyond one year. We are not required to disclose fair values for insurance liabilities, other than those for interest- sensitive products. However, we take into consideration the estimated fair values of all insurance liabilities in our overall management of interest rate risk. We attempt to minimize exposure to changing interest rates by matching investment maturities with amounts due under insurance contracts.

     Recently Issued Accounting Standards

     The FASB issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment of Long- Lived Assets" ("SFAS 144") in August 2001. This standard addresses the measurement and reporting for impairment of all long-lived assets. It also broadens the definition of what may be presented as a discontinued operation in the consolidated statement of operations to include components of a company's business segments. SFAS 144 requires that long-lived assets currently in use be written down to fair value when considered impaired. Long-lived assets to be disposed of are written down to the lower of cost or fair value less the estimated cost to sell. The Company is required to implement this standard beginning January 1, 2002. We do not expect that the adoption of this standard will have a material effect on our financial position or results of operations.

     The FASB issued Statement of Financial Accounting Standards No. 141, "Business Combinations", and No. 142, "Goodwill and Other Intangible Assets" in June 2001. Under the new rules, intangible assets with an indefinite life will no longer be amortized in periods subsequent to December 31, 2001, but will be subject to annual impairment tests (or more frequent under certain circumstances), effective January 1, 2002. The Company has determined that all of its goodwill has an indefinite life and is therefore subject to the new rules. Application of the nonamortization provisions is expected to improve our financial results by approximately $1.5 million in the year ended December 31, 2002.

     SFAS 141 requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method, and prospectively prohibits the use of the pooling-of-interests method.

     Pursuant to SFAS 142, the goodwill impairment test has two-steps. The first step consists of determining the estimated fair value of the Company. The estimated fair value will be compared to the Company's book value. If the estimated fair value exceeds the carrying amount, the test is complete and goodwill is not impaired. If the fair value is less than the carrying value, the second step of the impairment test must be performed. SFAS 142 is required to be adopted as of

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


January 1, 2002. The significant factors used to determine the estimated fair value of the Company include analyses of industry market valuation, historical and projected performance of the Company and discounted cash flow analysis, which are currently in process. If the carrying value of the Company exceeds estimated fair value, we will be required to complete the second step. This step is more complex than the first because it involves the valuation of all assets and liabilities, and then comparison of our "implied goodwill" with the carrying value of our goodwill. If the carrying value exceeds the implied value in the initial application of this standard, an impairment loss is recognized as a cumulative effect of a change in accounting standard. Subsequent impairments, if any, would be classified as an operating expense.

     The Company is currently evaluating the carrying value of goodwill under this standard. The amount of any potential impairment is unknown at this time and is dependent upon the estimated fair market value of the Company, which is currently in process. Although this standard will increase the Company's results of operations in the future due to the elimination of goodwill amortization from our statement of operations, any impairments would result in a charge calculated as discussed in the preceding paragraphs.

     Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by Statement of Financial Accounting Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" and Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" (collectively referred to as "SFAS 133") requires all derivative instruments to be recorded on the balance sheet at estimated fair value. Changes in the fair value of derivative instruments are to be recorded each period either in current earnings or other comprehensive income (loss), depending on whether a derivative is designated as part of a hedge transaction and, if it is, on the type of hedge transaction. We adopted SFAS 133 on January 1, 2001. The initial adoption of the new standard did not have a material impact on the Company's financial position or results of operations and there was no cumulative effect of an accounting change related to its adoption.

2.   MERGER

     On January 1, 2000, Providential was merged with the Company, with the Company being the surviving corporation. At the time of the merger, all 10,000 shares of Providential's $100 par value common stock were cancelled. Each share of common stock of the Company issued and outstanding at January 1, 2000, remained outstanding as the common stock of the merged company.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Providential was acquired by Conseco on September 30, 1997, in a business combination accounted for under the purchase method of accounting. As described in note 1 and above, the consolidated financial statements include the assets and liabilities of Providential at December 31, 2001 and 2000, and its results of operations, changes in shareholder's equity and cash flows as if the merger occurred on September 30, 1997. The impact of the merger on certain balances reflected in the consolidated financial statements was as follows:

                                                          Amount Prior to                         Reported
                                                         Effect of Merger      Providential        Amount
                                                         ----------------      ------------        ------
                                                                          (Dollars in millions)
1999
Revenues.............................................          $359.7             $21.3            $381.0
Net income...........................................            25.2               1.5              26.7

3.   INVESTMENTS:

     At December 31, 2001, the amortized cost and estimated fair value of actively managed fixed maturities and equity securities were as follows:

                                                                                        Gross         Gross      Estimated
                                                                         Amortized   unrealized    unrealized      fair
                                                                           cost         gains        losses        value
                                                                           ----         -----        ------        -----
                                                                                         (Dollars in millions)
Investment grade:
   Corporate securities................................................  $  698.6        $3.4        $23.2      $  678.8
   United States Treasury securities and obligations of
     United States government corporations and agencies................       9.8          .5           -           10.3
   States and political subdivisions...................................      19.7          .5           .8          19.4
   Debt securities issued by foreign governments.......................       5.8          .1           .1           5.8
   Mortgage-backed securities .........................................     405.7         3.6          5.5         403.8
Below-investment grade (primarily corporate securities)................     110.3          .6         30.4          80.5
                                                                         --------        ----        -----      --------

     Total actively managed fixed maturities...........................  $1,249.9        $8.7        $60.0      $1,198.6
                                                                         ========        ====        =====      ========

Equity securities......................................................  $    8.2        $ .1        $  .1      $    8.2
                                                                         ========        ====        =====      ========

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     At December 31, 2000, the amortized cost and estimated fair value of actively managed fixed maturities and equity securities were as follows:

                                                                                        Gross         Gross      Estimated
                                                                         Amortized   unrealized    unrealized      fair
                                                                           cost         gains        losses        value
                                                                           ----         -----        ------        -----
                                                                                       (Dollars in millions)
Investment grade:
   Corporate securities................................................  $  693.4       $ 1.7        $38.9      $  656.2
   United States Treasury securities and obligations of
     United States government corporations and agencies................      25.6          .9           -           26.5
   States and political subdivisions...................................      11.7          .1           .3          11.5
   Debt securities issued by foreign governments.......................      11.9          -            .5          11.4
   Mortgage-backed securities .........................................     408.2         1.7          4.5         405.4
Below-investment grade (primarily corporate securities)................     109.8          .1         28.8          81.1
                                                                         --------       -----        -----      --------

     Total actively managed fixed maturities...........................  $1,260.6       $ 4.5        $73.0      $1,192.1
                                                                         ========       =====        =====      ========

Equity securities......................................................  $    9.1       $  -         $  .5      $    8.6
                                                                         ========       =====        =====      ========


     Accumulated other comprehensive loss is primarily comprised of unrealized losses on actively managed fixed maturity investments. Such amounts, included in shareholder's equity as of December 31, 2001 and 2000, were summarized as follows:

                                                                                                        2001       2000
                                                                                                        ----       ----
                                                                                                     (Dollars in millions)
Unrealized losses on investments.....................................................................  $(52.1)    $(74.9)
Adjustments to cost of policies purchased and cost of policies produced..............................    26.9       35.4
Deferred income tax benefit..........................................................................     9.1       14.3
                                                                                                       ------     ------

       Accumulated other comprehensive loss..........................................................  $(16.1)    $(25.2)
                                                                                                       ======     ======


     The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturities at December 31, 2001, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Most of the mortgage-backed securities shown below provide for periodic payments throughout their lives.

                                                                                                                 Estimated
                                                                                                 Amortized         fair
                                                                                                   cost            value
                                                                                                   ----            -----
                                                                                                   (Dollars in millions)
Due in one year or less........................................................................   $    9.1      $    9.0
Due after one year through five years..........................................................       85.3          84.8
Due after five years through ten years.........................................................      265.9         257.9
Due after ten years............................................................................      483.9         443.1
                                                                                                  --------      --------

    Subtotal...................................................................................      844.2         794.8

Mortgage-backed securities.....................................................................      405.7         403.8
                                                                                                  --------      --------

        Total actively managed fixed maturities ...............................................   $1,249.9      $1,198.6
                                                                                                  ========      ========

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Net investment income consisted of the following:

                                                                                          2001         2000         1999
                                                                                          ----         ----         ----
                                                                                               (Dollars in millions)
Actively managed fixed maturity securities...........................................   $  94.1        $ 99.4      $116.1
Equity securities....................................................................       2.4           5.2        12.2
Mortgage loans.......................................................................       7.5           8.8         9.9
Policy loans.........................................................................       4.7           4.8         4.8
Other invested assets................................................................       2.8           5.2         3.5
Cash and cash equivalents............................................................        .5           2.3         2.1
Separate accounts....................................................................    (166.8)        191.2       151.8
                                                                                        -------        ------      ------

    Gross investment income..........................................................     (54.8)        316.9       300.4
Investment expenses..................................................................       1.0           1.1         1.5
                                                                                        -------        ------      ------

       Net investment income.........................................................   $ (55.8)       $315.8      $298.9
                                                                                        =======        ======      ======


     There were no significant fixed maturity investments that were not accruing investment income in 2001, 2000 and 1999.

     Investment losses, net of related investment expenses, were included in revenue as follows:


                                                                                           2001         2000         1999
                                                                                           ----         ----         ----
                                                                                                (Dollars in millions)
Fixed maturities:
    Gross gains........................................................................  $ 15.8       $  5.3       $  8.6
    Gross losses.......................................................................   (13.3)       (13.2)       (14.5)
    Other than temporary decline in fair value.........................................   (25.1)        (4.2)        (1.3)
                                                                                         ------       ------       ------

         Net investment losses from fixed maturities before expenses...................   (22.6)       (12.1)        (7.2)

Equity securities......................................................................      -           6.5           .3
Other than temporary decline in fair value of other invested assets....................    (9.6)        (4.3)          -
Other..................................................................................     (.4)          .4           .4
                                                                                         ------       ------       ------

         Net investment losses before expenses.........................................   (32.6)        (9.5)        (6.5)
Investment expenses....................................................................     2.5          2.6          3.5
                                                                                         ------       ------       ------

         Net investment losses.........................................................  $(35.1)      $(12.1)      $(10.0)
                                                                                         ======       ======       ======

     The Company holds $82.3 million of fixed maturity investments issued by non-affiliated special purpose entities (the "trusts"). The trusts were established to invest in various assets and issue debt and equity securities as permitted by the trusts' indentures. The accounting policies of the trusts are similar to ours. The Company and certain other subsidiaries of Conseco hold all of the debt issued by the trusts; a nonaffiliated party owns the equity securities. The trusts are not permitted to incur additional debt and do not hold derivative instruments.

     At December 31, 2001, the carrying value of the investments on the trusts' books approximates the value of the fixed maturity investments held by Conseco's subsidiaries. Approximately 24 percent of the trusts' investments are held in zero- coupon government bonds, 33 percent are held in other fixed maturity investments, 21 percent are held in various limited partnership investments, 11 percent are held in the common stock of TeleCorp PCS, Inc., 7 percent are held in mortgage loans and 4 percent are held in other investments.

     At December 31, 2001, the mortgage loan balance was primarily comprised of commercial loans. Approximately 20

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


percent, 9 percent, 8 percent, 7 percent, 7 percent and 7 percent of the mortgage loan balance were on properties located in Michigan, Florida, Oklahoma, Georgia, Ohio and Tennessee, respectively. No other state comprised greater than 5 percent of the mortgage loan balance. Noncurrent mortgage loans were insignificant at December 31, 2001. Our allowance for loss on mortgage loans was $.3 million at both December 31, 2001 and 2000.

     Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $12.4 million at December 31, 2001.

     The Company had no investments in any single entity in excess of 10 percent of shareholder's equity at December 31, 2001, other than investments issued or guaranteed by the United States government or a United States government agency.


4.   INSURANCE LIABILITIES:

     These liabilities consisted of the following:

                                                                                    Interest
                                                         Withdrawal    Mortality      rate
                                                         assumption   assumption   assumption      2001            2000
                                                         ----------   ----------   ----------      ----            ----
                                                                                                  (Dollars in millions)

   Future policy benefits:
     Interest-sensitive products:
       Investment contracts............................      N/A          N/A          (c)       $  805.5       $  834.3
       Universal life-type contracts...................      N/A          N/A          N/A          280.9          294.3
                                                                                                 --------       --------

         Total interest-sensitive products.............                                           1,086.4        1,128.6
                                                                                                 --------       --------
     Traditional products:
       Traditional life insurance contracts............    Company        (a)         7.5%          163.5          166.3
                                                          experience
       Limited-payment contracts.......................    Company        (b)         7.5%          101.6          104.6
                                                          experience                             --------       --------
                                                         if applicable

         Total traditional products....................                                             265.1          270.9
                                                                                                 --------       --------

   Claims payable and other policyholder funds ........      N/A          N/A          N/A           31.4           36.3
   Liabilities related to separate accounts............      N/A          N/A          N/A        1,649.1        1,825.5
                                                                                                 --------       --------

       Total...........................................                                          $3,032.0       $3,261.3
                                                                                                 ========       ========

-------------
   (a) Principally, modifications of the 1975 - 80 Basic, Select and Ultimate Tables.

   (b) Principally, the 1984 United States Population Table and the NAIC 1983 Individual Annuitant Mortality Table.

   (c) At both December 31, 2001 and 2000, approximately 96 percent of this liability represented account balances where future benefits are not guaranteed. The weighted average interest rate on the remainder of the liabilities representing the present value of guaranteed future benefits was approximately 6 percent at December 31, 2001.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


5.   INCOME TAXES:

     Income tax liabilities were comprised of the following:

                                                                                                      2001           2000
                                                                                                      ----           ----
                                                                                                     (Dollars in millions)

Deferred income tax liabilities (assets):
    Investments (primarily actively managed fixed maturities)..................................     $ (3.1)        $  4.0
    Cost of policies purchased and cost of policies produced...................................       94.3           94.0
    Insurance liabilities......................................................................      (19.7)         (50.2)
    Unrealized depreciation....................................................................       (9.1)         (14.3)
    Other......................................................................................      (13.3)           6.0
                                                                                                    ------         ------

         Deferred income tax liabilities.......................................................       49.1           39.5
Current income tax liabilities (assets)........................................................       (9.8)           9.9
                                                                                                    ------         ------

         Income tax liabilities................................................................     $ 39.3         $ 49.4
                                                                                                    ======         ======



    Income tax expense was as follows:

                                                                                               2001       2000       1999
                                                                                               ----       ----       ----
                                                                                                  (Dollars in millions)
Current tax provision (benefit)...........................................................     $ 1.0     $(11.7)     $ 4.3
Deferred tax provision (benefit)..........................................................      (3.6)      20.9       10.1
                                                                                               -----     ------      -----

         Income tax expense (benefit).....................................................     $(2.6)    $  9.2      $14.4
                                                                                               =====     ======      =====


     A reconciliation of the U.S. statutory corporate tax rate to the effective rate reflected in the statement of operations is as follows:


                                                                                                2001       2000       1999
                                                                                                ----       ----       ----

U.S. statutory corporate rate.............................................................    (35.0)%      35.0%      35.0%
State taxes...............................................................................      (.5)         .8        1.5
Other.....................................................................................      6.6         2.5       (1.5)
                                                                                              -----        ----       ----

         Income tax expense (benefit).....................................................    (28.9)%      38.3%      35.0%
                                                                                              =====        ====       ====


6.   OTHER DISCLOSURES:

     Litigation

     The Company is involved on an ongoing basis in lawsuits related to its operations. Although the ultimate outcome of such matters cannot be predicted, such lawsuits currently pending against the Company are not expected, individually or in the aggregate, to have a material adverse effect on the Company's financial condition, cash flows or results of operations.

     Guaranty Fund Assessments

     The balance sheet at December 31, 2001, includes: (i) accruals of $1.1 million, representing our estimate of all known assessments that will be levied against the Company by various state guaranty associations based on premiums written through December 31, 2001; and (ii) receivables of $.9 million that we estimate will be recovered through a reduction in future premium taxes as a result of such assessments. At December 31, 2000, such guaranty fund assessment related accruals were $.5 million and such receivables were $1.6 million. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


insurance companies. We recognized expense for such assessments of $1.1 million in 2001 and $.7 million in 2000 and $1.1 million in 1999.

     Related Party Transactions

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreements were $43.8 million in 2001, $43.3 million in 2000 and $43.4 million in 1999.

     At December 31, 2000, the Company held $22.6 million of preferred stock (classified as "other invested assets") issued by an affiliated company. During 2001, such preferred stock plus accrued unpaid dividends was sold to another affiliated company. There was no gain or loss related to the sale.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


7.   OTHER OPERATING STATEMENT DATA:

     Insurance policy income consisted of the following:


                                                                                           2001         2000         1999
                                                                                           ----         ----         ----
                                                                                                (Dollars in millions)
Premiums collected:
    Direct premiums collected.........................................................    $503.4        $955.5      $720.4
    Reinsurance assumed...............................................................       1.0           4.9        18.7
    Reinsurance ceded.................................................................      (4.3)        (11.1)      (23.1)
                                                                                          ------        ------      ------

          Premiums collected, net of reinsurance......................................     500.1         949.3       716.0
    Less premiums on universal life and products
       without mortality and morbidity risk which are
       recorded as additions to insurance liabilities ................................     452.0         893.7       654.1
                                                                                          ------        ------      ------
          Premiums on traditional products with mortality or morbidity risk,
             recorded as insurance policy income......................................      48.1          55.6        61.9
Fees and surrender charges on interest-sensitive products.............................      56.5          35.4        30.2
                                                                                          ------        ------      ------

          Insurance policy income.....................................................    $104.6        $ 91.0      $ 92.1
                                                                                          ======        ======      ======


     The five states with the largest shares of 2001 collected premiums were Texas (14 percent), California (14 percent), Illinois (7.9 percent), Florida (7.8 percent) and Michigan (7.4 percent). No other state accounted for more than 6 percent of total collected premiums.

     Changes in the cost of policies purchased were as follows:


                                                                                           2001         2000         1999
                                                                                           ----         ----         ----
                                                                                                (Dollars in millions)

Balance, beginning of year............................................................    $116.1       $138.0      $104.8
    Amortization......................................................................      (9.4)       (11.1)       (4.5)
    Amounts related to fair value adjustment of actively managed fixed maturities.....      (6.0)       (10.8)       37.7
                                                                                          ------       ------      ------

Balance, end of year..................................................................    $100.7       $116.1      $138.0
                                                                                          ======       ======      ======


     Based on current conditions and assumptions as to future events on all policies in force, the Company expects to amortize approximately 12 percent of the December 31, 2001, balance of cost of policies purchased in 2002, 11 percent in 2003, 10 percent in 2004, 8 percent in 2005 and 7 percent in 2006. The average discount rate used to determine the amortization of the cost of policies purchased was 9 percent in both 2001 and 2000.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Changes in the cost of policies produced were as follows:

                                                                                           2001         2000         1999
                                                                                           ----         ----         ----
                                                                                                (Dollars in millions)

Balance, beginning of year............................................................    $214.1       $147.6      $ 82.5
    Additions.........................................................................      41.7         84.2        62.7
    Amortization......................................................................     (25.3)       (17.6)       (8.3)
    Amounts related to fair value adjustment of actively managed fixed maturities.....      (2.5)         (.1)       10.7
                                                                                          ------       ------      ------

Balance, end of year..................................................................    $228.0       $214.1      $147.6
                                                                                          ======       ======      ======

     The cost of policies produced and the cost of policies purchased are amortized in relation to the estimated gross profits to be earned over the life of our annuity products. As a result of economic developments, actual experience of our products and changes in our expectations, we changed our investment yield assumptions (decreasing such yield from 14 percent to 11 percent) used in calculating the estimated gross profits to be earned on our annuity products. Such changes resulted in additional amortization of the cost of policies produced and the cost of policies purchased of $7.2 million in 2001.

8.   STATEMENT OF CASH FLOWS:

     Income taxes refunded (paid) during 2001, 2000, and 1999, were $(14.3) million, $5.2 million and $(2.1) million, respectively.

9.   STATUTORY INFORMATION:

     Statutory accounting practices prescribed or permitted by regulatory authorities for insurance companies differ from GAAP. The Company reported the following amounts to regulatory agencies:


                                                                                     2001            2000
                                                                                     ----            ----
                                                                                     (Dollars in millions)

   Statutory capital and surplus.................................................. $ 98.6           $102.0
   Asset valuation reserve........................................................   20.8             38.5
   Interest maintenance reserve...................................................   48.3             55.0
                                                                                   ------           ------

       Total...................................................................... $167.7           $195.5
                                                                                   ======           ======


     Our statutory net income (loss) was $5.5 million, $(6.3) million and $14.6 million in 2001, 2000 and 1999, respectively.

     State insurance laws generally restrict the ability of insurance companies to pay dividends or make other distributions. We may pay dividends to our parent in 2002 of $17.4 million without permission from state regulatory authorities. During 2001, we paid dividends to our parent of $10.1 million.

     The National Association of Insurance Commissioners adopted codified statutory accounting principles in a process referred to as codification. Such principles are summarized in the Accounting Practices and Procedures Manual. The revised manual is effective January 1, 2001. The revised manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that we use to prepare our statutory-basis financial statements. The impact of these changes decreased our statutory-based capital and surplus as of January 1, 2001, by approximately $2.0 million.

                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


10.  SUBSEQUENT EVENT:

     In the first quarter of 2002, we entered into a reinsurance agreement pursuant to which we are ceding 100 percent of our traditional life and interest-sensitive life insurance business to Protective Life Insurance Company (rated A+ by A.M. Best). The total insurance liabilities ceded pursuant to the contract are approximately $470 million. The agreement is subject to regulatory approval. Upon receipt of all regulatory approvals, we will receive a ceding commission of $49.5 million. The ceding commission approximated the value of the cost of policies purchased and the cost of policies produced related to the ceded business.

                                     PART II
                 OTHER INFORMATION NOT REQUIRED IN A PROSPECTUS

     CONTENTS OF REGISTRATION STATEMENT

          This Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 comprises the following papers and documents:

               o    The facing sheet.

               o    Cross Reference to items required by Form N-8B-2.

               o    The Supplement

               o    The prospectus consisting of ___ pages.(1)

               o    The Undertaking to File Reports.(1)

               o Representation pursuant to Section 26(f) of the Investment Company Act of 1940.(1)

               o The Undertaking pursuant to Rule 484 under the Securities Act of 1933.(1)

               o    Representations(1)

               o    The Signatures

               o    Written consents of the Following Persons:


                    1. PricewaterhouseCoopers, LLP, as independent accountants.(7)


                    2. Consent of David K. Herzog, Esq., as to the legality of the securities being registered.(7)

                    3. Opinion of Keith Turner as to actuarial matters contained in the registration statement.(7)

                    4.   Consent of Sutherland Asbill & Brennan LLP.(7)

               o    The following exhibits:

1.A.   (1)     Resolution of the Board of Directors of the Depositor dated
               February 22, 2000.(2)

       (2)     Inapplicable.


       (3)     (a)  Principal Underwriting Agreement between Conseco Variable
                    Insurance Company and Conseco Equity Sales, Inc.(1)

               (b) Form of Selling Agreement between Conseco Variable Insurance Company, Conseco Equity Sales, Inc., and various Broker-Dealers.(1)

               (c) Conseco Variable Insurance Company Compensation Schedule - Variable Universal Life.(1)

       (4)     Inapplicable.


       (5)     (a)   Conseco Variable Universal Life Policy.(2)

               (b)   No Lapse Guarantee Rider.(2)

               (c)   Accelerated Death Benefit Rider.(2)

               (d)   Life Insurance Protection Rider.(2)

               (e)   Reduced Protection Rider.(2)

               (f)   Spouse Rider.(2)

               (g)   Children's Level Term Insurance Rider.(2)

               (h)   Unemployment Waiver of Cost of Insurance Rider.(2)

               (i)   Waiver of Planned Periodic Premium Rider.(2)

               (j)   Accidental Death Rider.(2)

               (k)   Exchange of Insured Rider.(2)

               (l)   Disability Income Rider.(2)

               (m)   Guaranteed Insurability Rider.(2)

               (n)   Estate Preservation Rider.(2)

               (o)   Policy Split Option Rider.(2)

               (p)   Joint Term Insurance Rider.(2)

       (6)     (a)   Certificate of Incorporation.(2)

               (b)   Bylaws of Conseco Variable Life Insurance Company.(2)

       (7)     Inapplicable.

       (8)     Inapplicable.


       (9)     (a)   Form of Fund Participation Agreement between The Alger
                     American Fund, Great American Reserve Insurance Company and
                     Fred Alger and Company, Incorporated.(3)

               (b) Form of Fund Participation Agreement between Great American Reserve Insurance Company, Berger Institutional Products Trust and BBOI Worldwide LLC.(3)

               (c) Form of Fund Participation Agreement between Great American Reserve Insurance Company, Insurance Management Series and Federated Securities Corp.(3)

               (d) Form of Fund Participation between Great American Reserve Insurance Company Van Eck Worldwide Insurance Trust and Van Eck Associates Corporation.(3)

               (e) Form of Fund Participation Agreement between Lord Abbett Series Fund, Inc., Lord, Abbett and Co., and Great American Reserve Insurance Company.(3)

               (f) Form of Fund Participation Agreement between American Century Investment Services, Inc. and Great American Reserve Insurance Company.(3)

               (g) Form of Fund Participation Agreement between INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc., and Conseco Variable Insurance Company.(4)

               (h) Form of Fund Participation Agreement between Rydex Variable Trust and Conseco Variable Insurance Company.(5)

               (i) Form of Fund Participation Agreement between Pioneer Variable Contracts Trust and Conseco Variable Insurance Company.(6)

               (j) Form of Fund Participation Agreement between Seligman Portfolios, Inc. and the Conseco Variable Insurance Company.(1)

               (k) Form of Fund Participation Agreement between First American Insurance Portfolios, Inc. and Conseco Variable Insurance Company.(1)

               (l) Form of Fund Participation Agreement between Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, Neuberger & Berman Management, Inc., and Great American Reserve Insurance Company.(1)

               (m) Form of Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc., and Conseco Variable Insurance Company.(1)

               (n) Form of Fund Participation Agreement between Conseco Variable Insurance Company and each of Dreyfus Variable Investment Fund, the Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Life and Annuity Index Fund, Inc., and Dreyfus Investment Portfolios.(1)

               (o) Form of Fund Participation Agreement between Conseco Variable Insurance Company, Lazard Asset Management, and Lazard Retirement Series, Inc.(1)

               (p) Form of Fund Participation Agreement between Business Men's Assurance Company of America, Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc., Strong Capital Management, Inc., and Strong Funds Distributors, Inc.(1)

               (q) Form of Fund Participation Agreement (Conseco Capital Management, Inc.(1)
       (10)    Inapplicable.

       (11) Inapplicable. The Registrant invests only in shares issued by open-end Funds, as defined in Rule 17j-1.

2.     Memorandum Describing Issuance, Transfer and Redemption Procedures.(1)

(1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (Conseco Variable Insurance Company Separate Account L), File No. 333-53462, filed June 4, 2001.


(2) Incorporated herein by reference to Form N-8B-2 Registration Statement (Conseco Variable Insurance Company Separate Account L), File No. 811-10271, filed January 10, 2001.

(3) Incorporated herein by reference to Form N-4 Registration Statement (Great American Reserve Variable Annuity Account F), File Nos. 333-40309 and 811-08483, filed February 3, 1998.

(4) Incorporated herein by reference to Form N-4 Registration Statement (Great American Reserve Variable Annuity Account G), File Nos. 333-00373 and 811-07501, filed January 23, 1996.

(5) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (Conseco Variable Annuity Account H), File Nos. 333-90737 and 811-09693, filed April 28, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (Conseco Variable Annuity Account F), File Nos. 333-40309 and 811-08483, filed December 29, 2000.

(7)  Filed herewith.

UNDERTAKING TO FILE REPORTS

          Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange commission with supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in this section.

REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940

          Conseco Variable Insurance Company AND registrant represent that the fees and charges to be deducted under the variable life insurance policy ("Policy") described in the prospectus contained in the registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed in connection with the Policy.

RULE 484 UNDERTAKING

          The Bylaws (Article VI) of the Company provide, in part, that: The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (collectively, "Agent") against expenses (including attorneys' fees), judgments, fines, penalties, court costs and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement (whether with or without court approval), conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Agent did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. If several claims, issues or matters are involved, an Agent may be entitled to indemnification as to some matters even though he is not entitled as to other matters. Any director or officer of the Corporation serving in any capacity of another corporation, of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation, shall be deemed to be doing so at the request of the Corporation.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          This filing made pursuant to Rules 6c-3 and 6e3(T) under the Investment Company Act of 1940.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933, the registrant, Conseco Variable Insurance Company Separate Account L, certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Carmel, the State of Indiana, on this 29th day of April, 2002.



                                       CONSECO VARIABLE INSURANCE COMPANY
                                       SEPARATE ACCOUNT L
                                           Registrant

                                       By: Conseco Variable Insurance Company

                                       By: /s/ Elizabeth G. Georgakopoulos
                                           -------------------------------------
                                           Elizabeth G. Georgakopoulos
                                               President

                                       CONSECO VARIABLE INSURANCE COMPANY
                                           Depositor

                                       By: /s/ Elizabeth G. Georgakopoulos
                                           -------------------------------------
                                           Elizabeth G. Georgakopoulos
                                              President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to its registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.


Signature                             Title                                  Date
---------                             -----                                  ----
/s/ Ronald F. Ruhl                    Director                               April 29, 2002
-------------------------------
Ronald F. Ruhl


/s/ Elizabeth C. Georgakopoulos       Director and President                 April 29, 2002
-------------------------------       (principal executive officer)
Elizabeth C. Georgakopoulos


/s/ James S. Adams                    Director, Senior Vice President,       April 29, 2002
-------------------------------       Chief Accounting Officer and
James S. Adams                        Treasurer
                                      (principal financial officer
                                      and principal accounting officer)

/s/ David K. Herzog                   Director                               April 29, 2002
-------------------------------
David K. Herzog


/s/ William J. Shea                   Director                               April 29, 2002
-------------------------------
William J. Shea

                                  EXHIBIT LIST

EXHIBIT
NUMBER   EXHIBIT
-------  -------

1.       PricewaterhouseCoopers, LLP, as independent accountants

2. Consent of David K. Herzog, Esq., as to the legality of the securities being registered
3. Opinion of Keith Turner as to actuarial matters contained in the registration statement
4.       Consent of Sutherland Asbill & Brennan LLP